UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 00653)

Exact name of registrant as specified in charter: Putnam Income Fund

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: October 31, 2008

Date of reporting period: November 1, 2007 — April 30, 2008

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Income Fund

4|30|08

Semiannual Report

PUTNAM INVESTMENTS

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

What makes Putnam different?

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

A time-honored tradition in money management

Since 1937, our values have been rooted in a profound sense of responsibility for the money entrusted to us.

A prudent approach to investing

We use a research-driven team approach to seek consistent, dependable, superior investment results over time, although there is no guarantee a fund will meet its objectives.

Funds for every investment goal

We offer a broad range of mutual funds and other financial products so investors and their financial representatives can build diversified portfolios.

A commitment to doing what’s right for investors

With a focus on investment performance, below-average expenses, and in-depth information about our funds, we put the interests of investors first and seek to set the standard for integrity and service.

Industry-leading service

We help investors, along with their financial representatives, make informed investment decisions with confidence.

Putnam
Income
Fund

4| 30| 08
Semiannual Report

Message from the Trustees	2
About the fund	4
Performance snapshot	6
Interview with your fund’s Portfolio Leader	7
Performance in depth	12
Expenses	16
Portfolio turnover	18
Risk	19
Your fund’s management	20
Terms and definitions	22
Trustee approval of management contract	24
Other information for shareholders	29
Financial statements	30

Cover photograph: © Richard H. Johnson

Message from the Trustees

Dear Fellow Shareholder:

The past six months have presented the economy with the most serious set of challenges in many years, and the financial markets have reflected the uncertainty of the situation. However, given the circumstances, the economy has held up relatively well. In fact, for late 2007 and early 2008, economic growth has held steady at a rate of 0.6% . To be sure, current economic indicators present a mixed picture, but another, more likely, outcome is that the economy will weather this rough patch. The Federal Reserve Board has cut interest rates sharply and provided financial markets with ample liquidity, while Congress and the White House have come forward with a timely fiscal package of tax rebates and investment incentives. A growing number of economists now believe that the economy may avert a recession.

It is always unsettling to see the markets and one’s investment returns declining. Times like these are a reminder of why it is important to keep a long-term perspective, ensure your portfolio is well diversified, and seek the counsel of your financial representative.

Starting this month, we have changed the portfolio manager’s commentary in this report to a question-and-answer format. We feel this new approach makes the information more readable and accessible, and we hope you think so as well.

Lastly, we would like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam Investments.

Putnam Income Fund: Seeking high current income
across a broad range of fixed-income securities

Over Putnam Income Fund’s 53-year history, the bond landscape has undergone a dramatic transformation. One-third of the U.S. investment-grade sector, the fund’s primary focus, is now composed of “securitized” debt instruments, including mortgage- and asset-backed securities. The high-yield corporate bond sector, which was established in the late 1970s, has also grown significantly and is now considered a mature asset class. And outside the United States, there are new opportunities to invest in the debt of developed and emerging-market countries.

Amid this evolution of the fixed-income markets, the investment objective of Putnam Income Fund has remained constant. In a letter to Putnam shareholders in 1963, George Putnam, Jr. (who is currently Chairman Emeritus of the Trustees of the Putnam Funds), expressed it this way: “We have in mind those people who need a liberal current return…” Mr. Putnam’s choice of “current return” rather than “current income” captures the investment philosophy of the team managing your fund today: that high current income should be pursued within a total return context and that risk management is as important as yield in maintaining a high current income stream.

Successful investing in today’s global bond market requires broad expertise. Putnam’s 100-member fixed-income group is divided into teams of specialists who focus on varied investment opportunities. Each team identifies compelling opportunities within its area of expertise. Your fund’s management team selects from among these opportunities, systematically building a diversified portfolio that carefully balances risk and return.

Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. Lower-rated bonds may offer higher yields in return for more risk. Mutual funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk. The use of derivatives involves special risks and may result in losses.

Key fixed-income
return sources

Securitized: Interest-rate cycles also affect mortgage- and asset-backed securities (MBSs/ABSs). Because MBSs are the securitized cash flows of mortgages, prepayment rates are another consideration. For ABSs, managers monitor the credit quality of the underlying assets, which comprise the securitized cash flow of anything from credit card debt to manufactured housing debt.

Credit: Corporate bond performance tends to track the health of the overall economy more closely than other bonds. These bonds are less sensitive to interest-rate movements; they tend to perform well when the economy strengthens, often in spite of the higher rates that accompany stronger growth.

Government: Interest-rate levels are a primary driver of government bond performance. Generally, bond prices decline when interest rates rise, and rise when interest rates fall. Interest rates —and bond yields — rise and fall according to investor expectations about the overall health of the economy.

Allocations and holdings in each sector will vary over time. Due to rounding, percentages may not equal 100%. For more information on current fund holdings, see pages 31–87.

Optimizing the risk/return trade-off across multiple sectors

Putnam believes that building a diversified portfolio with multiple income-generating strategies is the best way to pursue your fund’s objectives. The fund’s portfolio is composed of a broad spectrum of government, credit, and securitized debt instruments.

4	5

Performance snapshot

Putnam Income Fund

Average annual total return (%) comparison as of 4/30/08

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See pages 7 and 12–15 for additional performance information. For a portion of the periods, this fund may have limited expenses, without which returns would have been lower. A 1% short-term trading fee may apply. To obtain the most recent month-end performance, visit www.putnam.com.

* The fund’s benchmark and Lipper category were not in existence at the time of the fund’s inception. The Lehman Aggregate Bond Index commenced 12/31/75. The Lipper category commenced 12/31/59.

† Returns for the six-month period are not annualized, but cumulative.

The period in review

How did the fund perform for the period, Rob?

It was a difficult period for the fund, as it trailed both its benchmark, the Lehman Aggregate Bond Index, and the average for its Lipper peer group, Corporate Debt A Rated Funds. Specifically, the fund edged down 0.07% at net asset value versus a 4.08% return for the Lehman index and a 1.28% rise for the Lipper peer group.

Why did the fund lag its benchmark and Lipper peer group average?

We had positioned the fund defensively heading into 2007, and remained so until late in the calendar year. Specifically, we maintained lower-than-benchmark weightings in corporate and government agency bonds, and had reduced the fund’s exposure to lower-rated asset-backed securities (ABS) and commercial mortgage-backed securities (CMBS).

Broad market index and fund performance

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 4/30/08. See page 6 and pages 12–15 for additional fund performance information. Index descriptions can be found on page 23.

In addition, we had virtually eliminated all of the fund’s subprime mortgage-backed holdings, and had positioned the portfolio for a more volatile market environment. In our view, all of these strategies worked well. Starting in late 2007, we began to find compelling opportunities in distressed sectors of the mortgage-backed market, particularly among securitized investment vehicles such as Aaa-rated CMBS, select ABS issues, CMBS interest-only securities (CMBS IOs), and collateralized mortgage obligations (CMOs). We believed that securities in all of these areas were trading at attractive levels versus traditional mortgage pass-through bonds. What’s more, most of the CMOs we added were backed by U.S. government agencies and therefore carried Aaa credit ratings.

However, given the ongoing market turbulence during the period, market participants that were experiencing increasing duress — such as Bear Stearns and many hedge fund operators — began liquidating their Aaa-rated holdings, which caused yield spreads to widen and prices to decline significantly in this area of the market. Essentially, the fund underperformed because we purchased safe cash flows through predominantly Aaa-rated securities, which the market subsequently priced at much wider-than-normal yield spreads because of the liquidity disruption that was occurring. It is important to note, however, that the

Comparison of sector weightings*

This chart shows how the fund’s top sector weightings have changed over the past six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.

fund did not underperform due to defaults or realized losses.

By way of background, CMOs are structured mortgage-backed securities that use pools of mortgage pass-through bonds, or actual mortgage loans, as collateral, and carve the cash flows into different classes to meet the needs of various investors. ABS are bonds backed by payments on automobile loans, home equity loans, credit card debt, etc. CMBS are mortgage securities backed by commercial, rather than residential, mortgage loans. And CMBS IOs are securities derived from the interest portion of the underlying commercial mortgages.

What other elements of your strategy helped the fund’s performance?

We positioned the fund to benefit from a steeper yield curve by overweighting our allocation to short-term versus long-term bonds, which aided results. As a reminder, the yield curve is a graphical representation of the difference in yields between shorter- and longer-term bonds. At the beginning of the period, we believed that the Federal Reserve Board [the Fed] would reduce the federal funds target interest rate, which is exactly what happened. The Fed cut the rate five times during the period, lowering it from 4.5% at the beginning to 2% at the end. We were also concerned about escalating inflationary pressures around the world. The Fed’s activity,

Credit quality overview

Credit qualities shown as a percentage of portfolio value as of 4/30/08. A bond rated Baa or higher (MIG3/VMIG3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds not rated by Moody’s but considered by Putnam Management to be of comparable quality. Ratings will vary over time.

combined with an overall flight to higher-quality bonds, resulted in greater demand for shorter-term Treasuries, which caused prices to rise, yields to fall, and the yield curve to become steeper. Increasing concerns about inflation also contributed to a steeper yield curve, as demand for longer-term bonds weakened since they tend be more sensitive to inflation expectations.

Lastly, a key aspect of our strategy for the fund is to make tactical adjustments to the portfolio’s duration, or its sensitivity to interest-rate changes, which we did throughout the period. The net effect of this activity was positive.

What is the team’s outlook?

At this point, we’re concerned about a slowdown in the U.S. economy coupled with higher inflation. The important steps taken by the Fed, the White House, and Congress appear to be helping to improve bond market liquidity and increase confidence in U.S. financial markets. However, these measures won’t immediately alleviate the risks that remain on bank and broker/dealer balance sheets. The process of continued asset write-downs, combined with increased capital infusion, will require time to even out. As a result, we believe the next several months likely will continue to be a relatively volatile period.

Against this backdrop, we’re also concerned that the default rate on high-yield corporate bonds may increase. Consequently, even though corporate bonds — both high-yield and investment-grade — are trading at attractive valuations, our outlook for these market sectors remains cautious. After all, if corporate-bond defaults accelerate, the already wide yield spreads on these securities likely would widen more, meaning prices would decline from current levels.

That being said, times of uncertainty are when some of the best investment opportunities can be found, and we are finding select opportunities in the investment-grade corporate new-issue market. In addition, we added a modest position in floating-rate bank-loan securities late in the period, when they were trading at substantially depressed price levels.

We recognize that there is likely to be more turbulence with the fund’s securitized holdings before market participants begin to capitalize on the value currently offered by these securities. Therefore, in order to try to cushion the impact on the fund, we will reposition our investments in this part of the market as necessary, and may redeploy a portion of assets out of securitized instruments and into corporate bonds if opportunities that we consider to be compelling continue to grow. At the same time, because of the value inherent in our securitized holdings, we do not currently plan to substantially reduce the fund’s position in these securities.

Thanks again, Rob, for sharing your time and insights with us.

Of special interest

We are pleased to report that effective April 2008, your fund’s dividend was increased from $0.0290 to $0.0390 per share. This dividend increase was possible due to the higher yield premium offered in bonds from all sectors outside of U.S. Treasuries, and our increased exposure to these areas.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Lower-rated bonds may offer higher yields in return for more risk. Mutual funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. The use of derivatives involves special risks and may result in losses.

The holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

I N  T H E  N E W S

For the first time since the Great Depression, the Federal Reserve has extended financing to non-banks — specifically, primary dealers such as securities broker-dealers — as part of its ongoing attempt to inject liquidity into the struggling credit markets. The so-called Primary Dealer Credit Facility (PDCF), established in March, allows the Federal Reserve Bank of New York to provide overnight cash reserves to primary dealers in exchange for a broad range of collateral. The new credit facility aims to help primary dealers in providing financing to participants in capital markets and to promote an overall orderly functioning of the markets. The PDCF will remain in effect for six months and may be extended if the Fed deems it necessary.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended April 30, 2008, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section of www.putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance

Total return for periods ended 4/30/08

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(11/1/54)		(3/1/93)		(7/26/99)		(12/14/94)		(1/21/03)	(6/16/94)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	7.83%	7.74%	6.83%	6.83%	7.02%	7.02%	7.37%	7.31%	7.56%	7.90%

10 years	51.70	45.57	41.03	41.03	40.66	40.66	48.07	43.21	48.13	55.52
Annual average	4.26	3.83	3.50	3.50	3.47	3.47	4.00	3.66	4.01	4.52

5 years	18.52	13.80	14.21	12.27	14.21	14.21	16.97	13.25	17.17	20.06
Annual average	3.46	2.62	2.69	2.34	2.69	2.69	3.18	2.52	3.22	3.72

3 years	10.02	5.55	7.75	4.88	7.60	7.60	9.13	5.55	9.23	10.82
Annual average	3.23	1.82	2.52	1.60	2.47	2.47	2.96	1.82	2.99	3.48

1 year	2.37	–1.70	1.60	–3.23	1.61	0.64	2.02	–1.23	2.16	2.56

6 months	–0.07	–4.04	–0.30	–5.13	–0.43	–1.40	–0.17	–3.35	–0.16	0.02

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After sales charge returns (public offering price, or POP) for class A and M shares reflect a maximum 4.00% and 3.25% load, respectively, as of 1/2/08. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year and is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and, except for class Y shares, the higher operating expenses for such shares.

For a portion of the periods, this fund limited expenses, without which returns would have been lower.

A 1% short-term trading fee may be applied to shares exchanged or sold within 7 days of purchase.

Comparative index returns

For periods ended 4/30/08

		Lipper Corporate
	Lehman Aggregate	Debt Funds A Rated
	Bond Index	category average*

Annual average
(life of fund)	—†	—†

10 years	78.41%	62.19%
Annual average	5.96	4.94

5 years	23.84	19.06
Annual average	4.37	3.53

3 years	15.55	10.13
Annual average	4.93	3.25

1 year	6.87	2.79

6 months	4.08	1.28

Index and Lipper results should be compared to fund performance at net asset value.

* Over the 6-month and 1-, 3-, 5-, and 10-year periods ended 4/30/08, there were 172, 171, 157, 135, and 62 funds, respectively, in this Lipper category.

† The fund’s benchmark and Lipper category were not in existence at the time of the fund’s inception. The Lehman Aggregate Bond Index commenced 12/31/75. The Lipper category commenced 12/31/59.

Fund performance as of most recent calendar quarter

Total return for periods ended 3/31/08

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(11/1/54)		(3/1/93)		(7/26/99)		(12/14/94)		(1/21/03)	(6/16/94)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	7.84%	7.76%	6.85%	6.85%	7.03%	7.03%	7.39%	7.32%	7.57%	7.91%

10 years	52.72	46.54	41.77	41.77	41.50	41.50	49.09	44.20	49.14	56.59
Annual average	4.33	3.90	3.55	3.55	3.53	3.53	4.07	3.73	4.08	4.59

5 years	19.62	14.83	15.27	13.31	15.10	15.10	18.24	14.46	18.26	20.99
Annual average	3.65	2.80	2.88	2.53	2.85	2.85	3.41	2.74	3.41	3.88

3 years	11.42	7.01	9.14	6.23	8.98	8.98	10.71	7.04	10.63	12.23
Annual average	3.67	2.28	2.96	2.03	2.91	2.91	3.45	2.29	3.42	3.92

1 year	2.94	–1.16	2.18	–2.69	2.03	1.06	2.76	–0.52	2.58	3.13

6 months	0.79	–3.24	0.42	–4.47	0.28	–0.70	0.70	–2.52	0.70	0.87

Fund price and distribution information

For the six-month period ended 4/30/08

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	6		6	6	6		6	6

Income	$0.226		$0.201	$0.202	$0.220		$0.220	$0.232

Capital gains	—		—	—	—		—	—

Total	$0.226		$0.201	$0.202	$0.220		$0.220	$0.232

Share value:	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

10/31/07	$6.77	$7.05*	$6.72	$6.74	$6.68	$6.90	$6.76	$6.82

4/30/08	6.54	6.81	6.50	6.51	6.45	6.67	6.53	6.59

Current yield
(end of period)

Current
dividend rate[1]	7.16%	6.87%	6.46%	6.45%	7.07%	6.84%	6.98%	7.28%

Current 30-day
SEC yield[2,3]
(with expense
limitation)	N/A	6.28	5.78	5.79	N/A	6.09	6.29	6.80

Current 30-day
SEC yield[3]
(without
expense
limitation)	N/A	6.19	5.68	5.69	N/A	5.99	6.19	6.70

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

* Reflects an increase in sales charges that took effect on 1/2/08.

1 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

2 For a portion of the period, this fund may have limited expenses, without which yields would have been lower.

3 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Fund’s annual operating expenses

For the fiscal year ended 10/31/07

	Class A	Class B	Class C	Class M	Class R	Class Y

Net expenses*	1.00%	1.75%	1.75%	1.25%	1.25%	0.75%

Total annual fund
operating expenses	1.07	1.82	1.82	1.32	1.32	0.82

* Reflects Putnam Management’s decision to contractually limit expenses through 10/31/08.

Expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown in the next section and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam Income Fund from November 1, 2007, to April 30, 2008. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 4.92	$ 8.64	$ 8.63	$ 6.16	$ 6.16	$ 3.68

Ending value (after expenses)	$999.30	$997.00	$995.70	$998.30	$998.40	$1,000.20

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/08. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended April 30, 2008, use the calculation method below. To find the value of your investment on November 1, 2007, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 4.97	$ 8.72	$ 8.72	$ 6.22	$ 6.22	$ 3.72

Ending value (after expenses)	$1,019.94	$1,016.21	$1,016.21	$1,018.70	$1,018.70	$1,021.18

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/08. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Compare expenses using industry averages

You can also compare your fund’s expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund’s average net assets have been used to pay ongoing expenses during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Your fund’s annualized
expense ratio	0.99%	1.74%	1.74%	1.24%	1.24%	0.74%

Average annualized expense
ratio for Lipper peer group*	0.99%	1.74%	1.74%	1.24%	1.24%	0.74%

* Putnam is committed to keeping fund expenses below the Lipper peer group average expense ratio and will limit fund expenses if they exceed the Lipper average. The Lipper average is a simple average of front-end load funds in the peer group that excludes 12b-1 fees as well as any expense offset and brokerage service arrangements that may reduce fund expenses. To facilitate the comparison in this presentation, Putnam has adjusted the Lipper average to reflect the 12b-1 fees carried by each class of shares other than class Y shares, which do not incur 12b-1 fees. Investors should note that the other funds in the peer group may be significantly smaller or larger than the fund, and that an asset-weighted average would likely be lower than the simple average. Also, the fund and Lipper report expense data at different times and for different periods. The fund’s expense ratio shown here is annualized data for the most recent six-month period, while the quarterly updated Lipper average is based on the most recent fiscal year-end data available for the peer group funds as of 3/31/08.

Your fund’s
portfolio turnover

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund’s managers buy and sell securities for the fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund’s average portfolio value within a given period. Funds with high turnover may be more likely to generate capital gains that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

Funds that invest in bonds or other fixed-income instruments may have higher turnover than funds that invest only in stocks. Short-term bond funds tend to have higher turnover than longer-term bond funds, because shorter-term bonds will mature or be sold more frequently than longer-term bonds. You can use the table below to compare your fund’s turnover with the average turnover for funds in its Lipper category.

Turnover comparisons

Percentage of holdings that change every year

	2007	2006	2005	2004	2003

Putnam Income Fund	323%*	239%*	300%*	441%	251%†

Lipper Corporate Debt
Funds A Rated category average	106%	138%	152%	163%	166%

Turnover data for the fund is calculated based on the fund’s fiscal-year period, which ends on October 31. Turnover data for the fund’s Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund’s portfolio turnover rate to the Lipper average. Comparative data for 2007 is based on information available as of 12/31/07.

* Portfolio turnover excludes dollar roll transactions.

† Portfolio turnover excludes certain Treasury note transactions executed in connection with a short-term trading strategy.

Your fund’s risk

This risk comparison is designed to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund’s Morningstar Risk.

Your fund’s Morningstar® Risk

Your fund’s Morningstar Risk is shown alongside that of the average fund in its Morningstar category. The risk bar broadens the comparison by translating the fund’s Morningstar Risk into a percentile, which is based on the fund’s ranking among all funds rated by Morningstar as of March 31, 2008. A higher Morningstar Risk generally indicates that a fund’s monthly returns have varied more widely.

Morningstar determines a fund’s Morningstar Risk by assessing variations in the fund’s monthly returns — with an emphasis on downside variations — over a 3-year period, if available. Those measures are weighted and averaged to produce the fund’s Morningstar Risk. The information shown is provided for the fund’s class A shares only; information for other classes may vary. Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2008 Morningstar, Inc. All Rights Reserved. The information contained herein (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Your fund’s management

Your fund is managed by the members of the Putnam Core Fixed-Income Team. Rob Bloemker is the Portfolio Leader, and Kevin Cronin, Kevin Murphy, Michael Salm, and Raman Srivastava are Portfolio Members, of your fund. The Portfolio Leader and Portfolio Members coordinate the team’s management of the fund.

For a complete listing of the members of the Putnam Core Fixed-Income Team, including those who are not Portfolio Leaders or Portfolio Members of your fund, please visit the Individual Investors section of www.putnam.com.

Investment team fund ownership

The table below shows how much the fund’s current Portfolio Leader and Portfolio Members have invested in the fund and in all Putnam mutual funds (in dollar ranges). Information shown is as of April 30, 2008, and April 30, 2007.

N/A indicates the individual was not a Portfolio Leader or Portfolio Member as of 4/30/07.

Trustee and Putnam employee fund ownership

As of April 30, 2008, all of the Trustees of the Putnam funds owned fund shares. The table below shows the approximate value of investments in the fund and all Putnam funds as of that date by the Trustees and Putnam employees. These amounts include investments by the Trustees’ and employees’ immediate family members and investments through retirement and deferred compensation plans.

		Total assets in
	Assets in the fund	all Putnam funds

Trustees	$ 211,000	$ 87,000,000

Putnam employees	$9,399,000	$626,000,000

Other Putnam funds managed by the Portfolio Leader and Portfolio Members

Rob Bloemker is also a Portfolio Leader of Putnam U.S. Government Income Trust and Putnam American Government Income Fund. He is also a Portfolio Member of Putnam Diversified Income Trust, Putnam Global Income Trust, Putnam Premier Income Trust, and Putnam Master Intermediate Income Trust.

Kevin Murphy is also a Portfolio Member of Putnam Diversified Income Trust, Putnam Premier Income Trust, Putnam Master Intermediate Income Trust, and Putnam Utilities Growth and Income Fund.

Michael Salm is also a Portfolio Member of Putnam U.S. Government Income Trust, Putnam American Government Income Fund, and Putnam Global Income Trust.

Raman Srivastava is also a Portfolio Member of Putnam Global Income Trust and The George Putnam Fund of Boston.

Rob Bloemker, Kevin Cronin, Kevin Murphy, Michael Salm, and Raman Srivastava may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Current yield is the annual rate of return earned from dividends or interest of an investment. Current yield is expressed as a percentage of the price of a security, fund share, or principal investment.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Lehman Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Merrill Lynch 91-Day Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of
management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”). In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not“interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the“Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2007, the Contract Committee met several times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management contract, effective July 1, 2007.

In addition, in anticipation of the sale of Putnam Investments to Great-West Lifeco, at a series of meetings ending in March 2007, theTrustees reviewed and approved new management and distribution arrangements to take effect upon the change of control. Shareholders of all funds approved the management contracts in May 2007, and the change of control transaction was completed on August 3, 2007. Upon the change of control, the management contracts that were approved by the Trustees in June 2007 automatically terminated and were replaced by new contracts that had been approved by shareholders. In connection with their review for the June 2007 continuance of the Putnam funds’ management contracts, theTrustees did not identify any facts or circumstances that would alter the substance of the conclusions and recommendations they made in their review of the contracts to take effect upon the change of control.

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That this fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Management fee schedules and categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs or responsibilities, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund, which had been carefully developed over the years, reexamined on many occasions and adjusted where appropriate. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 39th percentile in management fees and in the 36th percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2006 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). (Because the fund’s custom peer group is smaller than the fund’s broad Lipper Inc. peer group, this expense information may differ from the Lipper peer expense information found elsewhere in this report.) The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints.

The Trustees noted that the expense ratio increases described above were currently being controlled by expense limitations implemented in January 2004 and which Putnam Management had committed to maintain at least through 2007. In anticipation of the change of control of Putnam Investments, the Trustees requested, and received a commitment from Putnam Management and Great-West Lifeco, to extend this program through at least June 30, 2009. These expense limitations give effect to a commitment by Putnam Management that the expense ratio of each open-end fund would be no higher than the average expense ratio of the competitive funds included in the fund’s relevant Lipper universe (exclusive of any applicable 12b-1 charges in each case). The Trustees observed that this commitment to limit fund expenses has served shareholders well since its inception.

In order to ensure that the expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees requested, and Putnam Management agreed, to extend for the twelve months beginning July 1, 2007, an additional expense limitation for certain funds at an amount equal to the average expense ratio (exclusive of 12b-1 charges) of a custom peer group of competitive funds selected by Lipper to correspond to the size of the fund. This additional expense limitation will be applied to those open-end funds that had above-average expense ratios (exclusive of 12b-1 charges) based on the custom peer group data for the period ended December 31, 2006. This additional expense limitation will not be applied to your fund because it had a below-average expense ratio relative to its custom peer group.

• Economies of scale. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of a fund (as a percentage of fund assets) declines as a fund grows in size and crosses specified asset thresholds. Conversely, as a fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedules in effect for the funds represented an appropriate sharing of economies of scale at current asset levels. In reaching this conclusion, the Trustees considered the Contract Committee’s stated intent to continue to work with Putnam Management to plan for an eventual resumption in the growth of assets, and to consider the potential economies that might be produced under various growth assumptions.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance during the review period

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Process Committee of the Trustees and the Investment Oversight Committees of the Trustees, which had met on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

TheTrustees noted the satisfactory investment performance of many Putnam funds.They also noted the disappointing investment performance of certain funds in recent years and discussed with senior management of Putnam Management the factors contributing to such underperfor-mance and actions being taken to improve performance.TheTrustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line to address areas of underperformance. In particular, they noted the important contributions of Putnam Management’s leadership in attracting, retaining and supporting high-quality investment professionals and in systematically implementing an investment process that seeks to merge the best features of fundamental and quantitative analysis.TheTrustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper Corporate Debt Funds A Rated) for the one-, three-, and five-year periods ended March 31, 2007 (the first percentile being the best-performing funds and the 100th percentile being the worst-performing funds):

One-year period	Three-year period	Five-year period

41st	39th	55th

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report. Over the one-, three-, and five-year periods ended March 31, 2007, there were 169, 155, and 117 funds, respectively, in your fund’s Lipper peer group.* Past performance is no guarantee of future returns.)

As a general matter, the Trustees concluded that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of terminating a

* The percentile rankings for your fund’s class A share annualized total return performance in the Lipper Corporate Debt Funds A Rated category for the one-, five-, and ten-year periods ended March 31, 2008, were 58%, 53%, and 83%, respectively. Over the one-, five-, and ten-year periods ended March 31, 2008, the fund ranked 98th out of 170, 72nd, out of 135, and 51st out of 61, respectively. Note that this more recent information was not available when the Trustees approved the continuance of your fund’s management contract.

management contract and engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage to ensure that the principle of seeking “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract also included the review of its distributor’s contract and distribution plan with Putnam Retail Management Limited Partnership and the custodian agreement and investor servicing agreement with Putnam Fiduciary Trust Company (“PFTC”), each of which provides benefits to affiliates of Putnam Management. In the case of the custodian agreement, the Trustees considered that, effective January 1, 2007, the Putnam funds had engaged State Street Bank and Trust Company as custodian and began to transition the responsibility for providing custody services away from PFTC.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparison of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and the funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across all asset sectors are higher on average for funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Other information
for shareholders

Important notice regarding delivery of shareholder documents

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2007, are available in the Individual Investors section of www.putnam.com, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period.

The fund’s portfolio 4/30/08 (Unaudited)

U.S. GOVERNMENT AND AGENCY MORTGAGE OBLIGATIONS (90.3%)*

	Principal amount	Value

U.S. Government Guaranteed Mortgage Obligations (3.0%)
Government National Mortgage Association Graduated
Payment Mortgages 11s, with due dates from March 15, 2010
to August 15, 2010	$4,966	$5,286
Government National Mortgage Association
Pass-Through Certificates
6 1/2s, with due dates from December 20, 2034
to November 20, 2037	55,958,604	58,221,048
6 1/2s, TBA, May 1, 2038	5,300,000	5,499,785
		63,726,119

U.S. Government Agency Mortgage Obligations (87.3%)
Federal Home Loan Mortgage Corporation
Pass-Through Certificates
7s, January 1, 2015	24,300	25,388
6s, September 1, 2021	70,817	73,077
6s, TBA, May 1, 2038	17,000,000	17,391,797
5 1/2s, with due dates from December 1, 2034 to July 1, 2035	2,402,262	2,422,964
5 1/2s, April 1, 2020	164,261	167,899
Federal National Mortgage Association Pass-Through Certificates
9s, with due dates from January 1, 2027 to April 1, 2032	310,381	345,598
8s, with due dates from May 1, 2025 to July 1, 2033	865,411	912,417
7 1/2s, with due dates from September 1, 2022 to July 1, 2033	713,570	758,693
7s, with due dates from May 1, 2026 to December 1, 2035	4,106,662	4,343,167
7s, with due dates from July 1, 2014 to January 1, 2017	565,691	589,712
6 1/2s, with due dates from March 1, 2037 to December 1, 2037	10,624,114	11,008,409
6 1/2s, with due dates from July 1, 2016 to September 1, 2016	112,303	116,914
6 1/2s, TBA, June 1, 2038	39,000,000	40,267,500
6 1/2s, TBA, May 1, 2038	80,000,000	82,787,504
6s, with due dates from August 1, 2008 to July 1, 2021	7,267,933	7,480,850
6s, TBA, May 1, 2038	57,000,000	58,255,778
5 1/2s, with due dates from November 1, 2034
to January 1, 2038	16,861,687	16,967,133
5 1/2s, with due dates from November 1, 2011
to October 1, 2022	79,208,483	80,835,503
5 1/2s, TBA, June 1, 2038	544,000,000	545,466,243
5 1/2s, TBA, May 1, 2038	900,000,000	904,640,580
5s, with due dates from July 1, 2035 to August 1, 2037	38,982,912	38,362,675
5s, February 1, 2021	23,113	23,353
5s, TBA, May 1, 2038	34,000,000	33,410,311
5s, TBA, May 1, 2023	13,500,000	13,578,046
4 1/2s, with due dates from May 1, 2034 to September 1, 2035	738,146	705,572
4s, with due dates from May 1, 2019 to August 1, 2020	764,455	739,013
		1,861,676,096

Total U.S. government and agency mortgage obligations (cost $1,918,031,225)		$1,925,402,215

U.S. TREASURY OBLIGATIONS (1.7%)*

	Principal amount	Value

U.S. Treasury Bonds 8 3/4s, May 15, 2017	$11,000,000	$15,107,813
U.S. Treasury Notes
4 1/4s, September 30, 2012	1,502,000	1,582,380
4 1/8s, August 31, 2012	19,000,000	19,903,984

Total U.S. treasury obligations (cost $37,258,318)		$36,594,177

COLLATERALIZED MORTGAGE OBLIGATIONS (50.1%)*

	Principal amount	Value

Adjustable Rate Mortgage Trust FRB Ser. 04-5,
Class 3A1, 4.953s, 2035	$4,037,519	$3,684,236
Asset Backed Funding Certificates 144A FRB
Ser. 06-OPT3, Class B, 5.395s, 2036	166,000	9,982
Asset Securitization Corp.
Ser. 96-MD6, Class A7, 8.631s, 2029	2,084,813	2,169,359
FRB Ser. 97-D5, Class A5, 7.201s, 2043	300,000	302,936
Banc of America Commercial Mortgage, Inc.
FRB Ser. 07-3, Class A3, 5.838s, 2049	2,003,000	1,849,159
Ser. 07-2, Class A2, 5.634s, 2049	1,565,000	1,562,746
Ser. 06-4, Class A2, 5.522s, 2046	8,064,000	8,042,918
FRB Ser. 05-1, Class A5, 5.24s, 2042	163,000	156,800
Ser. 05-6, Class A2, 5.165s, 2047	880,000	867,720
Ser. 07-5, Class XW, Interest Only (IO), 0.608s, 2051	38,830,948	949,432
Ser. 07-1, Class XW, IO, 0.465s, 2049	19,163,096	310,823
Ser. 06-1, Class XC, IO, 0.076s, 2045	112,219,367	611,165
Banc of America Commercial Mortgage, Inc. 144A
Ser. 01-PB1, Class K, 6.15s, 2035	880,000	776,357
Ser. 02-PB2, Class XC, IO, 0.219s, 2035	50,779,412	842,938
Ser. 04-4, Class XC, IO, 0.167s, 2042	39,173,045	505,055
Ser. 04-5, Class XC, IO, 0.147s, 2041	61,990,207	676,472
Ser. 05-1, Class XW, IO, 0.144s, 2042	197,813,859	567,170
Ser. 05-4, Class XC, IO, 0.092s, 2045	103,764,843	580,227
Ser. 06-4, Class XC, IO, 0.088s, 2046	67,307,681	639,423
Ser. 06-5, Class XC, IO, 0.07s, 2016	137,315,064	1,557,398
Banc of America Large Loan
FRB Ser. 04-BBA4, Class H, 3.666s, 2018	443,000	427,495
FRB Ser. 04-BBA4, Class G, 3.416s, 2018	595,000	577,150
Banc of America Large Loan 144A
FRB Ser. 05-MIB1, Class K, 4.716s, 2022	669,000	541,890
FRB Ser. 05-MIB1, Class J, 3.766s, 2022	1,805,000	1,462,050
Banc of America Mortgage Securities
FRB Ser. 03-F, Class 2A1, 3.755s, 2033	612,284	570,955
Ser. 04-D, Class 2A, IO, 0.31s, 2034	14,918,310	18,573
Ser. 05-E, Class 2, IO, 0.303s, 2035	39,483,382	146,357
Banc of America Structured Security Trust 144A
Ser. 02-X1, Class A3, 5.436s, 2033	1,924,395	1,906,650
Bayview Commercial Asset Trust 144A
FRB Ser. 05-1A, Class A1, 3.195s, 2035 (F)	1,444,836	1,282,575
Ser. 04-2, IO, 1.72s, 2034 (F)	4,309,119	205,521

COLLATERALIZED MORTGAGE OBLIGATIONS (50.1%)* continued

	Principal amount	Value

Bayview Commercial Asset Trust 144A
Ser. 05-3A, IO, 1.6s, 2035	$17,023,230	$1,173,058
Ser. 05-1A, IO, 1.6s, 2035 (F)	6,199,334	362,580
Ser. 04-3, IO, 1.6s, 2035 (F)	4,451,988	213,724
Ser. 07-5A, IO, 1.55s, 2037 (F)	18,250,847	2,466,489
Ser. 07-2A, IO, 1.3s, 2037 (F)	21,017,725	2,355,034
Ser. 07-1, Class S, IO, 1.211s, 2037 (F)	16,299,116	1,752,028
Ser. 06-4A, IO, 1.14s, 2036	2,580,133	291,668
Ser. 06-2A, IO, 0.879s, 2036	3,323,711	272,288
Bear Stearns Alternate Trust Ser. 04-9, Class 1A1, 6.892s, 2034	222,834	200,495
Bear Stearns Commercial Mortgage Securities, Inc.
FRB Ser. 00-WF2, Class F, 8.448s, 2032	619,000	586,359
Ser. 07-PW17, Class A3, 5.736s, 2050	25,117,000	24,567,691
Ser. 04-PR3I, Class X1, IO, 0.456s, 2041	19,950,587	317,534
Ser. 05-PWR9, Class X1, IO, 0.109s, 2042	51,056,304	400,935
Bear Stearns Commercial Mortgage Securities, Inc. 144A
Ser. 06-PW14, Class XW, IO, 0.883s, 2038	25,435,514	973,982
Ser. 06-PW14, Class X1, IO, 0.091s, 2038	27,353,038	380,894
Ser. 07-PW15, Class X1, IO, 0.078s, 2044	80,048,632	771,301
Ser. 05-PW10, Class X1, IO, 0.032s, 2040	109,298,036	371,198
Ser. 07-PW16, Class X, IO, 0.032s, 2040	175,825,603	164,837
Bear Stearns Small Balance Commercial Trust 144A
Ser. 06-1A, Class AIO, IO, 1s, 2034	9,445,600	128,290
Chase Commercial Mortgage Securities Corp.
Ser. 00-3, Class A2, 7.319s, 2032	732,595	759,957
Chase Commercial Mortgage Securities Corp. 144A
Ser. 98-1, Class F, 6.56s, 2030	5,896,000	5,457,973
Ser. 98-1, Class G, 6.56s, 2030	1,502,003	1,441,823
Ser. 98-1, Class H, 6.34s, 2030	2,217,000	2,046,343
Citigroup Ser. 08-C7, Class A2A, 6.034s, 2012 (F)	2,640,000	2,615,171
Citigroup Commercial Mortgage Trust Ser. 08-C7,
Class A3, 6.095s, 2014 (F)	4,845,000	4,704,962
Citigroup Commercial Mortgage Trust 144A
Ser. 05-C3, Class XC, IO, 0.122s, 2043 (F)	142,905,700	1,256,708
Ser. 06-C5, Class XC, IO, 0.068s, 2049 (F)	163,415,919	1,766,857
Citigroup Mortgage Loan Trust, Inc. IFB Ser. 07-6,
Class 2A5, IO, 3.755s, 2037	6,172,114	431,595
Citigroup/Deutsche Bank Commercial Mortgage Trust
Ser. 06-CD3, Class A4, 5.658s, 2048	1,266,000	1,222,584
Citigroup/Deutsche Bank Commercial Mortgage Trust 144A
Ser. 07-CD4, Class XW, IO, 0.56s, 2049 (F)	34,830,547	735,125
Ser. 06-CD2, Class X, IO, 0.128s, 2046	104,817,152	438,268
Ser. 07-CD4, Class XC, IO, 0.058s, 2049 (F)	116,469,540	897,412
Commercial Mortgage Acceptance Corp. 144A
Ser. 98-C1, Class F, 6.23s, 2031	2,605,530	2,624,741
Ser. 98-C2, Class F, 5.44s, 2030	4,946,000	4,806,266
Commercial Mortgage Loan Trust Ser. 08-LS1,
Class A4B, 6.221s, 2017	2,151,000	2,109,338
Commercial Mortgage Pass-Through Certificates 144A
Ser. 06-CN2A, Class H, 5.756s, 2019	1,271,000	1,075,065
Ser. 06-CN2A, Class J, 5.756s, 2019	1,017,000	840,024

COLLATERALIZED MORTGAGE OBLIGATIONS (50.1%)* continued

	Principal amount	Value

Commercial Mortgage Pass-Through Certificates 144A
FRB Ser. 01-J2A, Class A2F, 3.213s, 2034 (F)	$1,960,000	$1,704,648
Ser. 03-LB1A, Class X1, IO, 0.514s, 2038	11,945,549	444,697
Ser. 05-LP5, Class XC, IO, 0.093s, 2043	74,529,411	586,485
Ser. 06-C8, Class XS, IO, 0.062s, 2046	81,159,228	780,999
Ser. 05-C6, Class XC, IO, 0.059s, 2044	85,703,747	460,240
Countrywide Alternative Loan Trust Ser. 05-24,
Class 1AX, IO, 1.209s, 2035	8,628,403	151,799
Countrywide Home Loans
Ser. 05-9, Class 1X, IO, 3.781s, 2035	10,841,087	222,563
Ser. 05-2, Class 2X, IO, 1.16s, 2035	10,889,710	214,332
Countrywide Home Loans 144A
IFB Ser. 05-R2, Class 2A3, 8s, 2035	858,917	926,171
IFB Ser. 05-R1, Class 1AS, IO, 3.395s, 2035	7,571,352	524,737
IFB Ser. 05-R2, Class 1AS, IO, 3.034s, 2035	9,809,466	553,209
Credit Suisse Mortgage Capital Certificates
FRB Ser. 07-C4, Class A2, 6.005s, 2039	7,233,000	7,250,750
Ser. 06-C5, Class AX, IO, 0.11s, 2039	51,685,741	715,021
Credit Suisse Mortgage Capital Certificates 144A
Ser. 07-C2, Class AX, IO, 0.28s, 2049	159,388,578	1,378,074
Ser. 06-C4, Class AX, IO, 0.105s, 2039	103,747,702	1,350,630
Ser. 07-C1, Class AX, IO, 0.084s, 2040	103,951,359	904,585
Ser. 06-C3, Class AX, IO, 0.032s, 2038	428,487,908	128,546
CRESI Finance Limited Partnership 144A
FRB Ser. 06-A, Class D, 3.695s, 2017	308,000	278,740
FRB Ser. 06-A, Class C, 3.495s, 2017	913,000	830,830
Criimi Mae Commercial Mortgage Trust 144A
Ser. 98-C1, Class B, 7s, 2033	6,150,073	6,150,073
Crown Castle Towers, LLC 144A Ser. 05-1A, Class D, 5.612s, 2035	3,575,000	3,377,195
CS First Boston Mortgage Securities Corp.
Ser. 97-C2, Class F, 7.46s, 2035	1,193,000	1,279,781
Ser. 04-C2, Class A2, 5.416s, 2036	6,060,000	6,080,786
FRB Ser. 04-C3, Class A5, 5.113s, 2036	59,000	58,192
Ser. 04-C3, Class A3, 4.302s, 2036	127,000	126,056
CS First Boston Mortgage Securities Corp. 144A
FRB Ser. 05-TFLA, Class J, 3.666s, 2020	323,500	296,003
FRB Ser. 04-TF2A, Class J, 3.666s, 2016	414,000	380,880
FRB Ser. 04-TF2A, Class H, 3.416s, 2019	825,000	767,250
Ser. 01-CK1, Class AY, IO, 0.892s, 2035	80,800,330	1,245,133
Ser. 03-C3, Class AX, IO, 0.595s, 2038	97,157,966	3,480,158
Ser. 02-CP3, Class AX, IO, 0.396s, 2035	22,957,991	795,612
Ser. 04-C4, Class AX, IO, 0.281s, 2039	15,171,186	294,822
Ser. 05-C2, Class AX, IO, 0.147s, 2037	84,190,758	1,076,295
Deutsche Mortgage & Asset Receiving Corp.
Ser. 98-C1, Class X, IO, 0.66s, 2031	202,565	6,014
DLJ Commercial Mortgage Corp.
Ser. 00-CF1, Class A1B, 7.62s, 2033	2,848,622	2,933,511
Ser. 99-CG2, Class B3, 6.1s, 2032	2,455,000	2,452,654
Ser. 99-CG2, Class B4, 6.1s, 2032	3,434,000	3,375,965
Ser. 98-CF2, Class B3, 6.04s, 2031	1,075,367	1,081,217

COLLATERALIZED MORTGAGE OBLIGATIONS (50.1%)* continued

	Principal amount	Value

Fannie Mae
IFB Ser. 06-70, Class SM, 30.218s, 2036	$473,102	$618,485
IFB Ser. 07-75, Class JS, 29.2s, 2037	3,118,696	4,331,386
IFB Ser. 07-80, Class AS, 26.2s, 2037	1,173,502	1,531,782
IFB Ser. 07-75, Class CS, 25.235s, 2037	2,040,377	2,824,696
IFB Ser. 06-62, Class PS, 22.53s, 2036	1,095,135	1,435,646
IFB Ser. 07-60, Class SB, 22.23s, 2037	1,226,566	1,512,109
IFB Ser. 06-76, Class QB, 22.23s, 2036	2,133,373	2,796,535
IFB Ser. 06-48, Class TQ, 22.23s, 2036	3,600,812	4,592,343
IFB Ser. 06-63, Class SP, 21.93s, 2036	2,332,427	3,020,096
IFB Ser. 07-W7, Class 1A4, 21.81s, 2037	1,961,561	2,418,063
IFB Ser. 07-81, Class SC, 20.43s, 2037	1,930,394	2,346,537
IFB Ser. 07-1, Class NK, 19.828s, 2037	5,309,850	6,743,456
IFB Ser. 06-104, Class GS, 19.61s, 2036	1,241,869	1,547,778
IFB Ser. 06-104, Class ES, 18.975s, 2036	2,405,338	2,988,517
IFB Ser. 05-37, Class SU, 17.62s, 2035	2,848,990	3,452,032
IFB Ser. 06-49, Class SE, 17.42s, 2036	3,269,720	3,890,163
IFB Ser. 06-60, Class AK, 17.22s, 2036	1,671,710	1,997,413
IFB Ser. 06-60, Class TK, 17.02s, 2036	1,056,028	1,249,599
IFB Ser. 06-104, Class CS, 16.673s, 2036	2,403,821	2,762,595
IFB Ser. 07-30, Class FS, 16.419s, 2037	5,330,310	6,199,986
IFB Ser. 07-96, Class AS, 15.675s, 2037	2,252,171	2,509,683
IFB Ser. 05-25, Class PS, 15.422s, 2035	90,020	104,613
IFB Ser. 06-115, Class ES, 14.98s, 2036	2,191,895	2,574,604
IFB Ser. 06-8, Class PK, 14.82s, 2036	3,478,297	3,875,671
IFB Ser. 05-57, Class CD, 14.269s, 2035	1,511,475	1,710,326
IFB Ser. 05-74, Class CP, 14.135s, 2035	1,727,494	2,010,769
IFB Ser. 05-115, Class NQ, 14.081s, 2036	984,528	1,087,291
IFB Ser. 06-27, Class SP, 13.952s, 2036	2,782,248	3,184,874
IFB Ser. 06-8, Class HP, 13.952s, 2036	2,910,638	3,326,925
IFB Ser. 06-8, Class WK, 13.952s, 2036	4,650,896	5,274,191
IFB Ser. 05-106, Class US, 13.952s, 2035	4,139,557	4,752,390
IFB Ser. 05-99, Class SA, 13.952s, 2035	2,037,888	2,290,047
IFB Ser. 05-45, Class DA, 13.805s, 2035	3,183,785	3,618,269
IFB Ser. 05-74, Class DM, 13.768s, 2035	4,092,582	4,691,901
IFB Ser. 05-45, Class DC, 13.695s, 2035	2,510,871	2,844,121
IFB Ser. 06-60, Class CS, 13.475s, 2036	1,075,563	1,151,081
IFB Ser. 05-57, Class DC, 12.366s, 2034	2,756,361	3,045,247
IFB Ser. 05-74, Class SK, 12.169s, 2035	3,269,128	3,617,887
IFB Ser. 05-74, Class CS, 12.059s, 2035	1,968,825	2,195,824
IFB Ser. 05-114, Class SP, 11.619s, 2036	1,225,497	1,296,614
IFB Ser. 05-45, Class PC, 11.565s, 2034	1,285,541	1,403,030
IFB Ser. 05-95, Class OP, 11.413s, 2035	1,229,909	1,292,300
IFB Ser. 05-95, Class CP, 11.274s, 2035	303,913	336,010
IFB Ser. 05-106, Class JC, 11.147s, 2035	753,042	773,677
Ser. 03-W6, Class PT1, 10.029s, 2042	652,952	743,571
IFB Ser. 05-83, Class QP, 9.867s, 2034	699,105	715,433
IFB Ser. 05-72, Class SB, 9.638s, 2035	2,324,329	2,394,322
Ser. 02-T12, Class A4, 9 1/2s, 2042	245,976	267,754
Ser. 02-T4, Class A4, 9 1/2s, 2041	386,022	432,053

COLLATERALIZED MORTGAGE OBLIGATIONS (50.1%)* CONTINUED

	Principal amount	Value

Fannie Mae
Ser. 02-T6, Class A3, 9 1/2s, 2041	$494,386	$539,377
Ser. 02-T1, Class A4, 9 1/2s, 2031	53,181	59,393
Ser. 04-T3, Class PT1, 8.967s, 2044	455,382	507,608
Ser. 02-26, Class A2, 7 1/2s, 2048	2,153,331	2,322,123
Ser. 04-T3, Class 1A4, 7 1/2s, 2044	601,342	651,769
Ser. 04-T2, Class 1A4, 7 1/2s, 2043	952,083	1,031,800
Ser. 03-W1, Class 2A, 7 1/2s, 2042	1,924,230	2,073,807
Ser. 02-T19, Class A3, 7 1/2s, 2042	4,199,795	4,534,306
Ser. 02-T12, Class A3, 7 1/2s, 2042	351,840	378,145
Ser. 02-14, Class A2, 7 1/2s, 2042	450,589	484,041
Ser. 01-T10, Class A2, 7 1/2s, 2041	2,382,165	2,554,615
Ser. 02-T4, Class A3, 7 1/2s, 2041	138,024	147,998
Ser. 01-T12, Class A2, 7 1/2s, 2041	2,076,442	2,225,149
Ser. 01-T3, Class A1, 7 1/2s, 2040	453,444	485,761
Ser. 01-T1, Class A1, 7 1/2s, 2040	790,111	850,769
Ser. 99-T2, Class A1, 7 1/2s, 2039	259,490	283,785
Ser. 03-W10, Class 1A1, 7 1/2s, 2032	956,535	1,029,688
Ser. 02-T1, Class A3, 7 1/2s, 2031	386,851	416,221
Ser. 00-T6, Class A1, 7 1/2s, 2030	1,644,674	1,751,292
Ser. 01-T5, Class A3, 7 1/2s, 2030	232,311	249,408
Ser. 01-T4, Class A1, 7 1/2s, 2028	5,078,473	5,511,867
Ser. 02-26, Class A1, 7s, 2048	1,424,246	1,517,392
Ser. 04-T3, Class 1A3, 7s, 2044	1,431,172	1,531,588
Ser. 04-T2, Class 1A3, 7s, 2043	1,061,697	1,136,278
Ser. 03-W3, Class 1A2, 7s, 2042	638,227	680,990
Ser. 02-T16, Class A2, 7s, 2042	1,321,644	1,411,926
Ser. 02-14, Class A1, 7s, 2042	352,197	374,337
Ser. 01-W3, Class A, 7s, 2041	447,059	476,601
Ser. 05-W4, Class 1A3, 7s, 2035	1,702,891	1,825,666
Ser. 04-W1, Class 2A2, 7s, 2033	3,658,407	3,913,077
Ser. 381, Class 14, IO, 6 1/2s, 2037	2,683,107	518,599
Ser. 381, Class 16, IO, 6 1/2s, 2037	609,903	129,052
Ser. 381, Class 15, IO, 6 1/2s, 2037	1,136,875	224,674
Ser. 371, Class 2, IO, 6 1/2s, 2036	1,749,594	385,094
Ser. 363, Class 2, IO, 5 1/2s, 2035	6,448,833	1,516,644
IFB Ser. 07-W6, Class 6A2, IO, 4.905s, 2037	2,826,518	325,265
IFB Ser. 06-90, Class SE, IO, 4.905s, 2036	2,745,811	368,021
IFB Ser. 03-66, Class SA, IO, 4.755s, 2033	3,400,917	404,668
IFB Ser. 07-W6, Class 5A2, IO, 4.395s, 2037	3,786,195	418,741
IFB Ser. 07-W4, Class 4A2, IO, 4.385s, 2037	16,881,239	1,757,972
IFB Ser. 07-W2, Class 3A2, IO, 4.385s, 2037	5,048,162	532,412
IFB Ser. 06-115, Class BI, IO, 4.365s, 2036	4,791,018	407,589
IFB Ser. 05-113, Class AI, IO, 4.335s, 2036	880,480	100,830
IFB Ser. 05-113, Class DI, IO, 4.335s, 2036	37,822,120	3,714,214
IFB Ser. 05-52, Class DC, IO, 4.305s, 2035	2,525,875	289,806
IFB Ser. 07-60, Class AX, IO, 4.255s, 2037	20,509,068	2,172,378
IFB Ser. 06-60, Class SI, IO, 4.255s, 2036	4,890,099	548,739
IFB Ser. 06-60, Class UI, IO, 4.255s, 2036	1,982,708	227,817
IFB Ser. 04-24, Class CS, IO, 4.255s, 2034	4,753,396	503,201

COLLATERALIZED MORTGAGE OBLIGATIONS (50.1%)* continued

	Principal amount	Value

Fannie Mae
IFB Ser. 07-W7, Class 3A2, IO, 4.235s, 2037	$7,213,254	$710,911
IFB Ser. 03-122, Class SA, IO, 4.205s, 2028	6,081,794	428,949
IFB Ser. 03-122, Class SJ, IO, 4.205s, 2028	6,375,973	449,334
IFB Ser. 06-60, Class DI, IO, 4.175s, 2035	2,509,919	227,740
IFB Ser. 04-60, Class SW, IO, 4.155s, 2034	8,748,697	975,048
IFB Ser. 05-65, Class KI, IO, 4.105s, 2035	18,236,035	1,779,148
IFB Ser. 08-01, Class GI, IO, 4.065s, 2037	21,297,866	2,180,824
IFB Ser. 07-23, Class SI, IO, 3 7/8s, 2037	4,118,297	363,560
IFB Ser. 07-54, Class CI, IO, 3.865s, 2037	3,309,161	332,485
IFB Ser. 07-39, Class JI, IO, 3.865s, 2037	5,476,918	451,448
IFB Ser. 07-39, Class PI, IO, 3.865s, 2037	3,119,789	288,120
IFB Ser. 07-30, Class WI, IO, 3.865s, 2037	26,563,447	2,289,705
IFB Ser. 07-28, Class SE, IO, 3.855s, 2037	3,426,206	329,269
IFB Ser. 06-128, Class SH, IO, 3.855s, 2037	3,757,016	310,390
IFB Ser. 06-56, Class SM, IO, 3.855s, 2036	9,562,180	862,462
IFB Ser. 05-73, Class SI, IO, 3.855s, 2035	1,990,692	160,736
IFB Ser. 05-12, Class SC, IO, 3.855s, 2035	3,355,009	290,445
IFB Ser. 05-17, Class ES, IO, 3.855s, 2035	3,857,482	369,987
IFB Ser. 05-17, Class SY, IO, 3.855s, 2035	1,788,124	173,123
IFB Ser. 07-W5, Class 2A2, IO, 3.845s, 2037	1,541,803	132,393
IFB Ser. 07-30, Class IE, IO, 3.845s, 2037	9,082,903	1,044,670
IFB Ser. 06-123, Class CI, IO, 3.845s, 2037	7,697,940	743,774
IFB Ser. 06-123, Class UI, IO, 3.845s, 2037	3,332,687	318,427
IFB Ser. 05-82, Class SY, IO, 3.835s, 2035	7,912,372	710,995
IFB Ser. 05-45, Class EW, IO, 3.825s, 2035	2,766,764	227,583
IFB Ser. 05-45, Class SR, IO, 3.825s, 2035	10,633,672	953,093
IFB Ser. 07-15, Class BI, IO, 3.805s, 2037	5,494,146	520,753
IFB Ser. 06-126, Class CS, IO, 3.805s, 2037	2,109,628	182,071
IFB Ser. 06-16, Class SM, IO, 3.805s, 2036	2,966,814	290,374
IFB Ser. 05-95, Class CI, IO, 3.805s, 2035	4,510,250	457,621
IFB Ser. 05-84, Class SG, IO, 3.805s, 2035	7,507,192	750,870
IFB Ser. 05-57, Class NI, IO, 3.805s, 2035	1,708,866	150,944
IFB Ser. 05-54, Class SA, IO, 3.805s, 2035	7,508,569	640,984
IFB Ser. 05-23, Class SG, IO, 3.805s, 2035	5,825,306	558,227
IFB Ser. 05-104, Class NI, IO, 3.805s, 2035	5,077,286	482,739
IFB Ser. 05-17, Class SA, IO, 3.805s, 2035	5,061,953	482,262
IFB Ser. 05-17, Class SE, IO, 3.805s, 2035	5,469,797	515,392
IFB Ser. 05-57, Class DI, IO, 3.805s, 2035	11,275,846	984,911
IFB Ser. 05-83, Class QI, IO, 3.795s, 2035	1,204,574	135,617
IFB Ser. 06-128, Class GS, IO, 3.785s, 2037	3,705,940	360,062
IFB Ser. 05-83, Class SL, IO, 3.775s, 2035	12,776,438	1,140,003
Ser. 06-116, Class ES, IO, 3.755s, 2036	2,766,492	218,796
IFB Ser. 06-114, Class IS, IO, 3.755s, 2036	3,872,826	325,662
IFB Ser. 06-115, Class GI, IO, 3.745s, 2036	3,517,192	362,000
IFB Ser. 06-115, Class IE, IO, 3.745s, 2036	2,936,189	287,224
IFB Ser. 06-117, Class SA, IO, 3.745s, 2036	4,397,864	384,054
IFB Ser. 06-121, Class SD, IO, 3.745s, 2036	8,192,723	723,992
IFB Ser. 06-109, Class SG, IO, 3.735s, 2036	5,190,064	462,567
IFB Ser. 06-104, Class IM, IO, 3.725s, 2036	1,321,875	123,885

COLLATERALIZED MORTGAGE OBLIGATIONS (50.1%)* continued

	Principal amount	Value

Fannie Mae
IFB Ser. 06-104, Class SY, IO, 3.725s, 2036	$2,813,286	$233,857
IFB Ser. 06-109, Class SH, IO, 3.725s, 2036	3,891,837	405,257
Ser. 06-104, Class SG, IO, 3.705s, 2036	6,329,118	512,158
IFB Ser. 07-W6, Class 4A2, IO, 3.705s, 2037	15,325,003	1,388,111
IFB Ser. 06-128, Class SC, IO, 3.705s, 2037	12,431,665	1,103,148
IFB Ser. 06-43, Class SI, IO, 3.705s, 2036	11,437,865	977,852
IFB Ser. 06-44, Class IS, IO, 3.705s, 2036	5,426,541	452,565
IFB Ser. 06-8, Class JH, IO, 3.705s, 2036	13,585,247	1,348,092
IFB Ser. 05-122, Class SG, IO, 3.705s, 2035	2,995,224	289,536
IFB Ser. 05-95, Class OI, IO, 3.695s, 2035	677,915	76,164
IFB Ser. 06-92, Class JI, IO, 3.685s, 2036	2,829,033	259,235
IFB Ser. 06-92, Class LI, IO, 3.685s, 2036	4,324,657	389,206
IFB Ser. 06-96, Class ES, IO, 3.685s, 2036	4,746,738	414,562
IFB Ser. 06-99, Class AS, IO, 3.685s, 2036	3,286,072	301,721
IFB Ser. 06-85, Class TS, IO, 3.665s, 2036	6,433,817	527,990
IFB Ser. 06-61, Class SE, IO, 3.655s, 2036	6,472,270	483,026
IFB Ser. 07-75, Class PI, IO, 3.645s, 2037	4,665,449	395,634
IFB Ser. 07-76, Class SA, IO, 3.645s, 2037	5,041,541	351,811
IFB Ser. 07-W7, Class 2A2, IO, 3.635s, 2037	12,181,414	1,070,741
IFB Ser. 07-88, Class MI, IO, 3 5/8s, 2037	3,200,571	227,234
Ser. 06-94, Class NI, IO, 3.605s, 2036	3,097,175	239,195
IFB Ser. 07-116, Class IA, IO, 3.605s, 2037	17,436,244	1,455,035
IFB Ser. 07-103, Class AI, IO, 3.605s, 2037	21,061,158	1,828,850
IFB Ser. 07-1, Class NI, IO, 3.605s, 2037	11,456,528	1,002,303
IFB Ser. 07-15, Class NI, IO, 3.605s, 2022	5,998,664	478,962
IFB Ser. 08-3, Class SC, IO, 3.555s, 2038	3,261,349	287,661
IFB Ser. 07-109, Class XI, IO, 3.555s, 2037	2,654,101	232,786
IFB Ser. 07-109, Class YI, IO, 3.555s, 2037	5,045,328	399,210
IFB Ser. 07-W8, Class 2A2, IO, 3.555s, 2037	9,263,696	799,785
IFB Ser. 07-88, Class JI, IO, 3.555s, 2037	5,688,045	502,034
IFB Ser. 07-54, Class KI, IO, 3.545s, 2037	2,390,120	183,320
IFB Ser. 07-30, Class JS, IO, 3.545s, 2037	7,772,163	675,638
IFB Ser. 07-30, Class LI, IO, 3.545s, 2037	11,933,521	1,061,970
IFB Ser. 07-W2, Class 1A2, IO, 3.535s, 2037	3,108,022	265,060
IFB Ser. 07-106, Class SN, IO, 3.515s, 2037	5,138,642	389,596
IFB Ser. 07-54, Class IA, IO, 3.515s, 2037	4,120,326	366,988
IFB Ser. 07-54, Class IB, IO, 3.515s, 2037	4,120,326	362,135
IFB Ser. 07-54, Class IC, IO, 3.515s, 2037	4,120,326	362,135
IFB Ser. 07-54, Class ID, IO, 3.515s, 2037	4,120,326	362,135
IFB Ser. 07-54, Class IE, IO, 3.515s, 2037	4,120,326	362,135
IFB Ser. 07-54, Class IF, IO, 3.515s, 2037	6,129,907	534,410
IFB Ser. 07-54, Class NI, IO, 3.515s, 2037	3,488,033	294,929
IFB Ser. 07-54, Class UI, IO, 3.515s, 2037	5,055,775	485,271
IFB Ser. 07-109, Class AI, IO, 3.505s, 2037	14,665,332	1,229,200
IFB Ser. 07-91, Class AS, IO, 3.505s, 2037	3,054,262	245,932
IFB Ser. 07-91, Class HS, IO, 3.505s, 2037	3,570,404	280,332
IFB Ser. 07-15, Class CI, IO, 3.485s, 2037	14,262,308	1,237,928
IFB Ser. 06-123, Class BI, IO, 3.485s, 2037	18,704,719	1,576,052
IFB Ser. 06-115, Class JI, IO, 3.485s, 2036	10,414,359	902,386

COLLATERALIZED MORTGAGE OBLIGATIONS (50.1%)* continued

	Principal amount	Value

Fannie Mae
IFB Ser. 07-109, Class PI, IO, 3.455s, 2037	$4,714,113	$379,785
IFB Ser. 06-123, Class LI, IO, 3.425s, 2037	6,923,893	570,804
IFB Ser. 08-1, Class DI, IO, 3.365s, 2038	2,497,711	177,785
IFB Ser. 08-1, Class NI, IO, 3.355s, 2037	8,138,374	569,991
IFB Ser. 07-116, Class BI, IO, 3.355s, 2037	16,185,382	1,185,120
IFB Ser. 08-01, Class AI, IO, 3.355s, 2037	25,630,948	2,032,246
IFB Ser. 08-10, Class GI, IO, 3.335s, 2038	5,639,376	433,039
IFB Ser. 08-1, Class HI, IO, 3.305s, 2037	12,050,562	921,152
IFB Ser. 07-39, Class AI, IO, 3.225s, 2037	7,175,710	535,091
IFB Ser. 07-32, Class SD, IO, 3.215s, 2037	4,878,316	363,015
IFB Ser. 07-30, Class UI, IO, 3.205s, 2037	4,023,082	318,909
IFB Ser. 07-32, Class SC, IO, 3.205s, 2037	6,474,434	482,637
IFB Ser. 07-1, Class CI, IO, 3.205s, 2037	4,657,241	359,954
IFB Ser. 05-74, Class SE, IO, 3.205s, 2035	9,334,758	630,517
IFB Ser. 05-82, Class SI, IO, 3.205s, 2035	14,747,892	1,009,395
IFB Ser. 05-14, Class SE, IO, 3.155s, 2035	6,413,668	440,028
IFB Ser. 08-33, Class SA, IO, 3.105s, 2038	13,047,743	923,911
IFB Ser. 05-58, Class IK, IO, 3.105s, 2035	5,325,278	476,836
IFB Ser. 08-1, Class BI, IO, 3.015s, 2038	25,550,060	1,493,641
IFB Ser. 07-75, Class ID, IO, 2.975s, 2037	4,143,594	300,410
Ser. 03-W12, Class 2, IO, 2.22s, 2043	4,883,558	288,269
Ser. 03-W10, Class 3, IO, 1.931s, 2043	7,472,875	394,115
Ser. 03-W10, Class 1, IO, 1.925s, 2043	19,367,650	1,003,573
Ser. 03-W8, Class 12, IO, 1.634s, 2042	34,877,939	1,663,597
FRB Ser. 03-W17, Class 12, IO, 1.15s, 2033	9,296,043	331,422
Ser. 03-W19, IO, 1.091s, 2033	1,063,339	34,561
Ser. 03-T2, Class 2, IO, 0.814s, 2042	55,244,663	1,411,711
Ser. 03-W10, Class 3A, IO, 0.768s, 2043	753,313	12,549
Ser. 03-W10, Class 1A, IO, 0.728s, 2043	622,104	8,654
Ser. 03-W3, Class 2IO1, IO, 0.683s, 2042	21,618,109	412,667
Ser. 03-W6, Class 51, IO, 0.677s, 2042	14,467,667	271,958
Ser. 03-18, Class X1, IO, 0.674s, 2042	25,827,702	526,394
Ser. 06-W3, Class 1AS, IO, 0.662s, 2046	17,556,662	1,131,731
Ser. 01-T12, Class IO, 0.565s, 2041	24,748,711	372,153
Ser. 03-W2, Class 1, IO, 0.469s, 2042	28,688,859	377,333
Ser. 02-T4, IO, 0.451s, 2041	13,837,768	156,579
Ser. 01-50, Class B1, IO, 0.45s, 2041	3,494,203	34,918
Ser. 03-W3, Class 1, IO, 0.439s, 2042	19,299,886	206,722
Ser. 02-T1, Class IO, IO, 0.423s, 2031	22,028,131	251,705
Ser. 03-W6, Class 3, IO, 0.366s, 2042	19,831,159	202,556
Ser. 03-W6, Class 23, IO, 0.351s, 2042	21,023,216	237,728
Ser. 03-34, Class P1, Principal Only (PO), zero %, 2043	98,964	66,028
Ser. 08-33, PO, zero %, 2038	503,670	368,274
Ser. 08-9, PO, zero %, 2038	370,865	289,049
Ser. 07-112, Class EO, PO, zero %, 2037	425,181	316,977
Ser. 07-89, Class PO, PO, zero %, 2037	731,125	556,824
Ser. 07-64, Class LO, PO, zero %, 2037	1,856,561	1,505,438
Ser. 07-47, Class B0, PO, zero %, 2037	365,748	290,803
Ser. 07-14, Class KO, PO, zero %, 2037	849,950	669,553

COLLATERALIZED MORTGAGE OBLIGATIONS (50.1%)* continued

	Principal amount	Value

Fannie Mae
Ser. 06-125, Class MO, PO, zero %, 2037	$1,325,258	$1,055,147
Ser. 06-125, Class OX, PO, zero %, 2037	343,127	257,400
Ser. 06-116, Class OD, PO, zero %, 2036	292,746	222,484
Ser. 06-117, Class OA, PO, zero %, 2036	616,815	464,732
Ser. 06-81, Class OP, PO, zero %, 2036	207,114	159,265
Ser. 06-84, Class OP, PO, zero %, 2036	3,309	3,324
Ser. 06-84, Class OT, PO, zero %, 2036	156,384	123,494
Ser. 06-56, Class XF, zero %, 2036	304,495	276,881
Ser. 06-46, Class OC, PO, zero %, 2036	316,784	246,046
Ser. 06-16, Class OG, PO, zero %, 2036	115,275	85,708
Ser. 04-38, Class AO, PO, zero %, 2034	4,666,941	3,405,870
Ser. 04-61, Class CO, PO, zero %, 2031	4,640,749	3,925,103
Ser. 07-31, Class TS, IO, zero %, 2009	11,360,067	294,873
Ser. 07-15, Class IM, IO, zero %, 2009	4,523,735	106,112
Ser. 07-16, Class TS, IO, zero %, 2009	19,104,591	472,743
FRB Ser. 07-76, Class SF, zero %, 2037	197,226	194,115
FRB Ser. 06-115, Class SN, zero %, 2036	1,633,742	1,585,795
FRB Ser. 06-104, Class EK, zero %, 2036	446,644	431,138
FRB Ser. 05-117, Class GF, zero %, 2036	230,478	201,993
FRB Ser. 05-65, Class ER, zero %, 2035	3,211,217	2,941,338
FRB Ser. 05-57, Class UL, zero %, 2035	2,885,585	2,710,010
FRB Ser. 05-36, Class QA, zero %, 2035	599,338	507,906
FRB Ser. 05-65, Class CU, zero %, 2034	406,577	457,447
FRB Ser. 05-81, Class DF, zero %, 2033	331,405	328,466
FRB Ser. 06-1, Class HF, zero %, 2032	318,466	300,722
IFB Ser. 06-75, Class FY, zero %, 2036	680,160	673,140
Federal Home Loan Mortgage Corp.
Structured Pass-Through Securities
Ser. T-42, Class A6, 9 1/2s, 2042	253,323	287,315
Ser. T-58, Class 4A, 7 1/2s, 2043	1,335,702	1,443,311
Ser. T-51, Class 2A, 7 1/2s, 2042	1,445,470	1,554,570
Ser. T-42, Class A5, 7 1/2s, 2042	956,600	1,027,676
Ser. T-60, Class 1A2, 7s, 2044	4,422,452	4,729,124
Ser. T-41, Class 2A, 7s, 2032	99,991	106,151
IFB Ser. T-56, Class 2ASI, IO, 5.205s, 2043	2,545,477	305,457
Ser. T-56, Class A, IO, 0.524s, 2043	12,222,300	183,601
Ser. T-56, Class 3, IO, 0.366s, 2043	12,208,654	241
Ser. T-56, Class 1, IO, 0.285s, 2043	15,749,967	127,896
Ser. T-56, Class 2, IO, 0.037s, 2043	14,357,641	41,280
FFCA Secured Lending Corp. 144A Ser. 00-1, Class A2, 7.77s, 2027	4,712,805	4,792,076
First Horizon Alternative Mortgage Securities FRB
Ser. 05-AA10, Class 2A1, 5 3/4s, 2035 (F)	2,830,808	2,276,566
First Union National Bank-Bank of America Commercial
Mortgage 144A Ser. 01-C1, Class 3, IO, 1.947s, 2033	39,876,147	1,395,766
First Union-Lehman Brothers Commercial Mortgage Trust II
Ser. 97-C2, Class F, 7 1/2s, 2029	3,492,000	3,747,596
Ser. 97-C2, Class G, 7 1/2s, 2029	1,156,000	1,076,967
First Union-Lehman Brothers-Bank of America 144A
Ser. 98-C2, Class G, 7s, 2035 (F)	4,500,000	4,316,166

COLLATERALIZED MORTGAGE OBLIGATIONS (50.1%)* continued

	Principal amount	Value

Freddie Mac
IFB Ser. 3360, Class SB, 26.912s, 2037	$1,421,662	$1,949,441
IFB Ser. 3339, Class WS, 26.348s, 2037	1,937,475	2,656,859
IFB Ser. 3339, Class JS, 25.181s, 2037	1,724,108	2,215,283
IFB Ser. 3202, Class PS, 22.944s, 2036	1,010,453	1,294,086
IFB Ser. 3349, Class SA, 22.704s, 2037	6,528,884	8,232,952
IFB Ser. 3331, Class SE, 22.704s, 2037	1,610,494	1,972,524
IFB Ser. 3202, Class HM, 19.67s, 2036	726,059	893,067
IFB Ser. 3153, Class JS, 19.52s, 2036	80,632	98,945
IFB Ser. 3182, Class PS, 17.736s, 2032	2,719,251	3,344,516
IFB Ser. 3081, Class DC, 16.938s, 2035	1,664,279	1,954,434
IFB Ser. 3114, Class GK, 15.536s, 2036	1,164,205	1,325,729
IFB Ser. 3360, Class SC, 15.349s, 2037	2,818,094	3,042,703
IFB Ser. 3408, Class EK, 14.864s, 2037	4,931,758	5,345,550
IFB Ser. 2976, Class KL, 14.425s, 2035	3,051,800	3,417,721
IFB Ser. 2990, Class DP, 14.315s, 2034	2,603,317	2,884,489
IFB Ser. 2979, Class AS, 14.315s, 2034	738,771	811,689
IFB Ser. 3149, Class SU, 12.194s, 2036	1,435,907	1,500,921
IFB Ser. 3065, Class DC, 11.712s, 2035	2,654,565	2,807,430
IFB Ser. 3012, Class FS, 10.085s, 2035	78,538	79,504
IFB Ser. 2990, Class WP, 10.021s, 2035	1,849,319	1,930,253
IFB Ser. 2990, Class LB, 10.004s, 2034	3,173,829	3,201,682
IFB Ser. 2927, Class SI, IO, 5.784s, 2035	4,331,144	617,602
IFB Ser. 2828, Class GI, IO, 4.784s, 2034	5,005,479	596,618
IFB Ser. 3184, Class SP, IO, 4.634s, 2033	5,215,516	520,923
IFB Ser. 2869, Class SH, IO, 4.584s, 2034	2,329,456	176,849
IFB Ser. 2869, Class JS, IO, 4.534s, 2034	11,265,460	936,218
IFB Ser. 2882, Class LS, IO, 4.484s, 2034	4,853,319	539,613
IFB Ser. 3203, Class SH, IO, 4.424s, 2036	2,962,015	339,888
IFB Ser. 2815, Class PT, IO, 4.334s, 2032	5,009,686	464,162
IFB Ser. 2828, Class TI, IO, 4.334s, 2030	2,347,892	223,646
IFB Ser. 3397, Class GS, IO, 4.284s, 2037	2,876,794	231,743
IFB Ser. 3311, Class BI, IO, 4.044s, 2037	6,988,357	579,344
IFB Ser. 3297, Class BI, IO, 4.044s, 2037	12,396,305	1,234,537
IFB Ser. 3284, Class IV, IO, 4.034s, 2037	3,218,463	334,751
IFB Ser. 3287, Class SD, IO, 4.034s, 2037	4,945,759	448,610
IFB Ser. 3281, Class BI, IO, 4.034s, 2037	2,408,202	229,369
IFB Ser. 3281, Class CI, IO, 4.034s, 2037	3,766,327	307,923
IFB Ser. 3249, Class SI, IO, 4.034s, 2036	2,418,759	253,740
IFB Ser. 3028, Class ES, IO, 4.034s, 2035	12,696,060	1,296,596
IFB Ser. 2922, Class SE, IO, 4.034s, 2035	5,962,057	495,286
IFB Ser. 3045, Class DI, IO, 4.014s, 2035	13,151,933	1,100,021
IFB Ser. 3236, Class ES, IO, 3.984s, 2036	4,833,319	394,950
IFB Ser. 3136, Class NS, IO, 3.984s, 2036	7,628,015	685,874
IFB Ser. 3118, Class SD, IO, 3.984s, 2036	9,677,881	668,001
IFB Ser. 3054, Class CS, IO, 3.984s, 2035	2,587,041	179,285
IFB Ser. 3107, Class DC, IO, 3.984s, 2035	13,394,206	1,384,745
IFB Ser. 3066, Class SI, IO, 3.984s, 2035	8,368,792	856,656
IFB Ser. 2927, Class ES, IO, 3.984s, 2035	3,395,300	253,629
IFB Ser. 2950, Class SM, IO, 3.984s, 2016	6,730,487	581,931

COLLATERALIZED MORTGAGE OBLIGATIONS (50.1%)* continued

	Principal amount	Value

Freddie Mac
IFB Ser. 3256, Class S, IO, 3.974s, 2036	$5,701,389	$557,810
IFB Ser. 3031, Class BI, IO, 3.974s, 2035	2,418,318	276,354
IFB Ser. 3244, Class SB, IO, 3.944s, 2036	3,404,735	313,801
IFB Ser. 3244, Class SG, IO, 3.944s, 2036	3,964,292	381,988
IFB Ser. 3236, Class IS, IO, 3.934s, 2036	6,315,856	561,279
IFB Ser. 2962, Class BS, IO, 3.934s, 2035	14,193,359	1,181,978
IFB Ser. 3114, Class TS, IO, 3.934s, 2030	27,020,870	2,173,391
IFB Ser. 3128, Class JI, IO, 3.914s, 2036	8,255,768	793,648
IFB Ser. 2990, Class LI, IO, 3.914s, 2034	4,786,185	485,882
IFB Ser. 3240, Class S, IO, 3.904s, 2036	12,058,779	1,099,910
IFB Ser. 3229, Class BI, IO, 3.904s, 2036	1,073,241	88,536
IFB Ser. 3153, Class JI, IO, 3.904s, 2036	6,011,717	512,389
IFB Ser. 3065, Class DI, IO, 3.904s, 2035	1,856,977	208,150
IFB Ser. 3145, Class GI, IO, 3.884s, 2036	6,770,965	689,751
IFB Ser. 3114, Class GI, IO, 3.884s, 2036	2,784,043	325,919
IFB Ser. 3339, Class JI, IO, 3.874s, 2037	12,446,758	981,266
IFB Ser. 3218, Class AS, IO, 3.864s, 2036	4,342,436	352,853
IFB Ser. 3221, Class SI, IO, 3.864s, 2036	5,116,975	441,368
IFB Ser. 3153, Class UI, IO, 3.854s, 2036	12,528,798	1,396,164
IFB Ser. 3202, Class PI, IO, 3.824s, 2036	13,975,302	1,238,818
IFB Ser. 3355, Class MI, IO, 3.784s, 2037	3,266,941	270,967
IFB Ser. 3201, Class SG, IO, 3.784s, 2036	6,454,277	572,032
IFB Ser. 3203, Class SE, IO, 3.784s, 2036	5,777,519	497,719
IFB Ser. 3171, Class PS, IO, 3.769s, 2036	5,550,054	492,615
IFB Ser. 3152, Class SY, IO, 3.764s, 2036	6,083,450	592,598
IFB Ser. 3284, Class BI, IO, 3.734s, 2037	3,915,773	328,131
IFB Ser. 3260, Class SA, IO, 3.734s, 2037	4,004,969	266,218
IFB Ser. 3199, Class S, IO, 3.734s, 2036	3,348,877	292,794
IFB Ser. 3284, Class LI, IO, 3.724s, 2037	15,899,350	1,372,518
IFB Ser. 3281, Class AI, IO, 3.714s, 2037	14,514,275	1,277,435
IFB Ser. 3311, Class EI, IO, 3.694s, 2037	3,835,839	317,471
IFB Ser. 3311, Class IA, IO, 3.694s, 2037	5,833,461	529,211
IFB Ser. 3311, Class IB, IO, 3.694s, 2037	5,833,461	529,211
IFB Ser. 3311, Class IC, IO, 3.694s, 2037	5,833,461	529,211
IFB Ser. 3311, Class ID, IO, 3.694s, 2037	5,833,461	529,211
IFB Ser. 3311, Class IE, IO, 3.694s, 2037	8,365,293	758,899
IFB Ser. 3240, Class GS, IO, 3.664s, 2036	7,269,405	620,532
IFB Ser. 3408, Class BI, IO, 3.544s, 2038	2,468,648	168,162
IFB Ser. 3339, Class TI, IO, 3.424s, 2037	6,424,996	517,440
IFB Ser. 3284, Class CI, IO, 3.404s, 2037	11,011,975	865,192
IFB Ser. 3016, Class SQ, IO, 3.394s, 2035	5,186,165	313,073
Ser. 3403, PO, zero %, 2037	135,748	107,807
Ser. 3366, Class AO, PO, zero %, 2037	283,160	212,095
Ser. 3369, Class BO, PO, zero %, 2037	94,545	72,246
Ser. 246, PO, zero %, 2037	16,018,602	13,036,190
Ser. 3391, PO, zero %, 2037	278,409	214,759
Ser. 3292, Class DO, PO, zero %, 2037	399,101	306,762
Ser. 3292, Class OA, PO, zero %, 2037	272,902	204,371
Ser. 3296, Class OK, PO, zero %, 2037	403,292	302,364

COLLATERALIZED MORTGAGE OBLIGATIONS (50.1%)* continued

	Principal amount	Value

Freddie Mac
Ser. 3274, Class MO, PO, zero %, 2037	$122,785	$93,947
Ser. 3300, PO, zero %, 2037	2,894,619	2,309,516
Ser. 3252, Class LO, PO, zero %, 2036	1,674,907	1,329,754
Ser. 3255, Class CO, PO, zero %, 2036	559,496	426,666
Ser. 3218, Class AO, PO, zero %, 2036	141,825	113,088
Ser. 239, PO, zero %, 2036	14,729,107	11,785,590
Ser. 3206, Class EO, PO, zero %, 2036	235,878	183,874
Ser. 3175, Class MO, PO, zero %, 2036	591,759	455,065
Ser. 3210, PO, zero %, 2036	103,062	79,718
Ser. 3139, Class CO, PO, zero %, 2036	1,427,450	1,088,510
FRB Ser. 3349, Class DO, zero %, 2037	337,429	332,603
FRB Ser. 3327, Class YF, zero %, 2037	1,351,994	1,344,266
FRB Ser. 3326, Class XF, zero %, 2037	2,066,505	1,945,984
FRB Ser. 3326, Class YF, zero %, 2037	4,631,799	4,751,149
FRB Ser. 3263, Class TA, zero %, 2037	441,606	464,358
FRB Ser. 3241, Class FH, zero %, 2036	1,082,838	1,036,050
FRB Ser. 3341, Class FA, zero %, 2036	156,539	154,348
FRB Ser. 3231, Class XB, zero %, 2036	895,548	886,323
FRB Ser. 3283, Class HF, zero %, 2036	122,623	123,616
FRB Ser. 3231, Class X, zero %, 2036	553,328	561,095
FRB Ser. 3147, Class SF, zero %, 2036	1,967,548	1,822,211
FRB Ser. 3117, Class AF, zero %, 2036	266,462	268,923
FRB Ser. 3326, Class WF, zero %, 2035	2,838,812	2,597,229
FRB Ser. 3036, Class AS, zero %, 2035	264,773	244,892
FRB Ser. 3003, Class XF, zero %, 2035	2,624,802	2,452,104
GE Capital Commercial Mortgage Corp. 144A
Ser. 05-C2, Class XC, IO, 0.083s, 2043	119,975,234	714,406
Ser. 05-C3, Class XC, IO, 0.081s, 2045	289,143,386	1,187,529
Ser. 07-C1, Class XC, IO, 0.046s, 2019	241,072,783	1,298,654
GMAC Commercial Mortgage Securities, Inc.
Ser. 99-C3, Class F, 8.115s, 2036	488,000	502,496
Ser. 01-C2, Class A1, 6 1/4s, 2034	159,799	160,219
Ser. 97-C1, Class X, IO, 1.344s, 2029	4,642,571	246,747
Ser. 05-C1, Class X1, IO, 0.166s, 2043	101,773,984	1,119,628
GMAC Commercial Mortgage Securities, Inc. 144A
Ser. 99-C3, Class G, 6.974s, 2036	2,095,341	2,064,447
Ser. 06-C1, Class XC, IO, 0.056s, 2045	171,868,809	917,589
Government National Mortgage Association
IFB Ser. 07-26, Class WS, 40.8s, 2037	4,460,794	7,188,014
IFB Ser. 07-38, Class AS, 29.975s, 2037	4,001,437	5,452,345
IFB Ser. 06-34, Class SA, 22.74s, 2036	457,595	566,047
IFB Ser. 07-51, Class SP, 22.68s, 2037	2,319,268	2,787,637
IFB Ser. 07-44, Class SP, 21.809s, 2036	2,105,455	2,637,954
IFB Ser. 07-35, Class DK, 18.45s, 2035	971,520	1,160,572
IFB Ser. 05-66, Class SP, 11.79s, 2035	1,612,047	1,676,601
IFB Ser. 05-7, Class JM, 10.709s, 2034	3,036,991	3,206,025
IFB Ser. 06-62, Class SI, IO, 4.58s, 2036	4,643,534	371,826
IFB Ser. 07-1, Class SL, IO, 4.56s, 2037	2,139,088	177,677
IFB Ser. 07-1, Class SM, IO, 4.55s, 2037	2,138,309	177,116

COLLATERALIZED MORTGAGE OBLIGATIONS (50.1%)* continued

	Principal amount	Value

Government National Mortgage Association
IFB Ser. 04-59, Class SC, IO, 4.487s, 2034	$2,727,341	$286,455
IFB Ser. 07-26, Class SD, IO, 4.087s, 2037	6,792,551	523,019
IFB Ser. 07-26, Class SL, IO, 4.087s, 2037	666,458	57,050
IFB Ser. 07-26, Class SG, IO, 4.05s, 2037	6,668,746	568,008
IFB Ser. 07-9, Class BI, IO, 4.02s, 2037	13,731,893	1,023,059
IFB Ser. 07-31, Class CI, IO, 4.01s, 2037	3,632,833	256,856
IFB Ser. 07-25, Class SA, IO, 4s, 2037	4,892,971	345,331
IFB Ser. 07-25, Class SB, IO, 4s, 2037	9,493,957	702,169
IFB Ser. 07-22, Class S, IO, 4s, 2037	3,623,657	354,412
IFB Ser. 07-11, Class SA, IO, 4s, 2037	3,549,983	277,271
IFB Ser. 07-14, Class SB, IO, 4s, 2037	3,437,072	279,891
IFB Ser. 07-51, Class SJ, IO, 3.95s, 2037	4,217,368	400,576
IFB Ser. 07-48, Class SB, IO, 3.937s, 2037	5,717,437	375,075
IFB Ser. 07-58, Class PS, IO, 3.9s, 2037	17,367,259	1,498,256
IFB Ser. 07-59, Class PS, IO, 3.87s, 2037	3,217,723	259,683
IFB Ser. 07-59, Class SP, IO, 3.87s, 2037	8,605,128	698,728
IFB Ser. 07-68, Class PI, IO, 3.85s, 2037	4,376,836	349,622
IFB Ser. 06-38, Class SG, IO, 3.85s, 2033	14,098,972	934,434
IFB Ser. 07-17, Class AI, IO, 3.837s, 2037	14,928,810	1,267,248
IFB Ser. 07-53, Class SG, IO, 3.8s, 2037	2,648,360	173,507
IFB Ser. 07-9, Class AI, IO, 3.787s, 2037	5,679,947	429,243
IFB Ser. 08-3, Class SA, IO, 3 3/4s, 2038	8,391,004	527,619
IFB Ser. 07-79, Class SY, IO, 3 3/4s, 2037	13,472,832	832,164
IFB Ser. 07-64, Class AI, IO, 3 3/4s, 2037	36,932,730	2,470,163
IFB Ser. 07-53, Class ES, IO, 3 3/4s, 2037	4,104,032	238,711
IFB Ser. 08-4, Class SA, IO, 3.716s, 2038	20,251,219	1,258,559
IFB Ser. 07-67, Class SI, IO, 3.71s, 2037	15,702,091	951,390
IFB Ser. 07-9, Class DI, IO, 3.71s, 2037	6,949,787	470,099
IFB Ser. 07-57, Class QA, IO, 3.7s, 2037	8,981,277	539,602
IFB Ser. 07-58, Class SA, IO, 3.7s, 2037	29,669,900	1,817,311
IFB Ser. 07-58, Class SC, IO, 3.7s, 2037	6,690,342	362,721
IFB Ser. 07-61, Class SA, IO, 3.7s, 2037	4,793,830	292,070
IFB Ser. 07-53, Class SC, IO, 3.7s, 2037	4,500,925	261,504
IFB Ser. 06-28, Class GI, IO, 3.7s, 2035	5,537,075	392,795
IFB Ser. 07-58, Class SD, IO, 3.69s, 2037	6,363,463	339,873
IFB Ser. 07-59, Class SD, IO, 3.67s, 2037	15,115,664	879,414
IFB Ser. 05-65, Class SI, IO, 3.55s, 2035	5,410,959	421,155
IFB Ser. 07-17, Class IC, IO, 3.537s, 2037	7,618,337	561,258
IFB Ser. 07-25, Class KS, IO, 3.487s, 2037	1,193,169	101,248
IFB Ser. 07-21, Class S, IO, 3.487s, 2037	7,659,189	457,514
IFB Ser. 07-31, Class AI, IO, 3.467s, 2037	3,645,802	346,825
IFB Ser. 07-17, Class IB, IO, 3.45s, 2037	2,837,753	199,610
IFB Ser. 06-14, Class S, IO, 3.45s, 2036	5,278,686	375,943
IFB Ser. 06-11, Class ST, IO, 3.44s, 2036	3,296,579	224,279
IFB Ser. 07-27, Class SD, IO, 3.4s, 2037	3,488,934	201,671
IFB Ser. 07-19, Class SJ, IO, 3.4s, 2037	5,895,631	330,385
IFB Ser. 07-23, Class ST, IO, 3.4s, 2037	7,359,310	389,536
IFB Ser. 07-8, Class SA, IO, 3.4s, 2037	5,001,246	314,143
IFB Ser. 07-9, Class CI, IO, 3.4s, 2037	9,038,931	534,651

COLLATERALIZED MORTGAGE OBLIGATIONS (50.1%)* continued

	Principal amount	Value

Government National Mortgage Association
IFB Ser. 07-7, Class EI, IO, 3.4s, 2037	$6,067,601	$339,203
IFB Ser. 07-7, Class JI, IO, 3.4s, 2037	9,491,132	646,768
IFB Ser. 07-1, Class S, IO, 3.4s, 2037	7,738,873	435,335
IFB Ser. 07-3, Class SA, IO, 3.4s, 2037	7,390,429	414,093
IFB Ser. 07-43, Class SC, IO, 3.387s, 2037	4,874,361	283,312
IFB Ser. 07-73, Class MI, IO, 3.2s, 2037	16,531,809	793,560
IFB Ser. 07-67, Class EI, IO, 0.02s, 2037	8,474,103	3,390
IFB Ser. 07-67, Class GI, IO, 0.02s, 2037	24,813,214	9,925
Ser. 07-73, Class MO, PO, zero %, 2037	1,271,678	980,000
Ser. 99-31, Class MP, PO, zero %, 2029	85,424	72,842
FRB Ser. 07-73, Class KI, IO, zero %, 2037	12,716,776	297,005
FRB Ser. 07-73, Class KM, zero %, 2037	1,271,678	1,258,561
FRB Ser. 07-49, Class UF, zero %, 2037	380,842	370,234
FRB Ser. 07-35, Class UF, zero %, 2037	575,191	588,061
FRB Ser. 07-22, Class TA, zero %, 2037	426,257	440,156
FRB Ser. 98-2, Class EA, PO, zero %, 2028	772,406	637,313
Government National Mortgage Association 144A IFB
Ser. 06-GG8, Class X, IO, 0.857s, 2039 (F)	35,715,277	1,069,814
Greenpoint Mortgage Funding Trust Ser. 05-AR1,
Class X1, IO, 4.287s, 2045	7,626,721	200,378
Greenwich Capital Commercial Funding Corp.
Ser. 05-GG5, Class XC, IO, 0.071s, 2037	235,610,730	761,023
Greenwich Capital Commercial Funding Corp. 144A
Ser. 07-GG9, Class X, IO, 0.512s, 2039	33,035,549	634,902
Ser. 05-GG3, Class XC, IO, 0.178s, 2042	121,154,144	1,741,591
GS Mortgage Securities Corp. II
FRB Ser. 07-GG10, Class A3, 5.993s, 2045	3,813,000	3,750,574
Ser. 06-GG6, Class A2, 5.506s, 2038	3,917,000	3,938,857
Ser. 05-GG4, Class A4, 4.761s, 2039 (F)	127,000	119,025
GS Mortgage Securities Corp. II 144A
Ser. 98-C1, Class F, 6s, 2030	1,627,000	1,608,062
FRB Ser. 07-EOP, Class J, 3.591s, 2009	610,000	536,800
Ser. 04-C1, Class X1, IO, 0.301s, 2028	35,253,727	243,251
Ser. 03-C1, Class X1, IO, 0.258s, 2040	27,085,870	545,564
Ser. 05-GG4, Class XC, IO, 0.22s, 2039	132,152,267	1,965,104
Ser. 06-GG6, Class XC, IO, 0.061s, 2038	146,362,911	380,544
GSMPS Mortgage Loan Trust
Ser. 05-RP3, Class 1A4, 8 1/2s, 2035 (F)	360,794	370,571
Ser. 05-RP3, Class 1A3, 8s, 2035 (F)	1,037,599	1,046,029
Ser. 05-RP3, Class 1A2, 7 1/2s, 2035 (F)	795,731	787,942
GSMPS Mortgage Loan Trust 144A
Ser. 05-RP2, Class 1A3, 8s, 2035 (F)	1,130,278	1,139,550
Ser. 05-RP1, Class 1A3, 8s, 2035 (F)	118,725	119,693
Ser. 05-RP2, Class 1A2, 7 1/2s, 2035 (F)	1,247,153	1,234,526
IFB Ser. 04-4, Class 1AS, IO, 3.508s, 2034	10,689,045	700,580
GSR Mortgage Loan Trust Ser. 05-AR2, Class 2A1,
4.836s, 2035 (F)	2,307,589	2,129,257
HASCO NIM Trust 144A Ser. 05-OP1A, Class A, 6 1/4s,
2035 (Cayman Islands) (F)	364,141	91,035

COLLATERALIZED MORTGAGE OBLIGATIONS (50.1%)* continued

	Principal amount	Value

IMPAC Secured Assets Corp. FRB Ser. 07-2,
Class 1A1A, 3.005s, 2037	$7,633,786	$6,774,985
IndyMac Indx Mortgage Loan Trust FRB Ser. 07-AR11,
Class 1A1, 5.654s, 2037 (F)	4,799,103	3,418,699
JPMorgan Chase Commercial Mortgage Securities Corp.
Ser. 97-C5, Class F, 7.561s, 2029	1,171,000	1,149,500
FRB Ser. 07-LD12, Class AM, 6.261s, 2051	8,761,000	8,201,084
FRB Ser. 07-LD12, Class A3, 6.189s, 2051	41,526,000	41,169,292
FRB Ser. 07-LD11, Class A3, 6.007s, 2049	4,755,000	4,688,240
Ser. 07-CB20, Class A3, 5.863s, 2051	9,549,000	9,356,492
Ser. 06-CB15, Class A4, 5.814s, 2043	6,028,000	6,089,281
Ser. 07-CB20, Class A4, 5.794s, 2051	6,219,000	6,134,484
FRB Ser. 04-PNC1, Class A4, 5.541s, 2041	48,000	48,213
Ser. 06-CB14, Class A4, 5.481s, 2044	5,624,000	5,557,243
Ser. 05-CB12, Class A4, 4.895s, 2037	128,000	123,525
Ser. 04-C3, Class A5, 4.878s, 2042	122,000	118,145
Ser. 05-LDP2, Class AM, 4.78s, 2042	2,030,000	1,675,800
Ser. 06-LDP8, Class X, IO, 0.762s, 2045	47,372,349	1,525,390
Ser. 06-CB17, Class X, IO, 0.702s, 2043	57,649,599	1,765,807
Ser. 06-LDP9, Class X, IO, 0.642s, 2047	36,642,504	960,434
Ser. 07-LDPX, Class X, IO, 0.526s, 2049	71,092,188	1,327,425
Ser. 06-CB16, Class X1, IO, 0.087s, 2045	54,018,795	659,029
Ser. 06-LDP7, Class X, IO, 0.02s, 2045	297,796,277	232,653
JPMorgan Chase Commercial Mortgage Securities Corp. 144A
Ser. 00-C9, Class G, 6 1/4s, 2032	1,515,000	1,461,184
Ser. 03-ML1A, Class X1, IO, 0.67s, 2039	16,339,650	561,757
Ser. 05-LDP1, Class X1, IO, 0.158s, 2046	69,922,179	559,924
Ser. 05-LDP2, Class X1, IO, 0.157s, 2042	236,081,398	3,541,221
Ser. 05-CB12, Class X1, IO, 0.132s, 2037	68,652,291	592,662
Ser. 05-LDP3, Class X1, IO, 0.096s, 2042	170,803,813	1,147,588
Ser. 06-CB14, Class X1, IO, 0.081s, 2044	58,236,169	216,111
Ser. 06-LDP6, Class X1, IO, 0.08s, 2043	94,982,483	430,389
Ser. 07-CB20, Class X1, IO, 0.068s, 2051	121,680,005	1,388,369
Ser. 05-LDP5, Class X1, IO, 0.068s, 2044	443,936,962	1,751,469
LB Commercial Conduit Mortgage Trust 144A
Ser. 99-C1, Class F, 6.41s, 2031	926,463	878,481
Ser. 99-C1, Class G, 6.41s, 2031	991,777	976,076
Ser. 98-C4, Class G, 5.6s, 2035	784,000	707,423
Ser. 98-C4, Class H, 5.6s, 2035	1,328,000	1,331,960
LB-UBS Commercial Mortgage Trust
Ser. 01-C3, Class A2, 6.365s, 2028	43,000	44,065
Ser. 07-C6, Class A2, 5.845s, 2012	12,934,000	12,986,414
Ser. 04-C7, Class A6, 4.786s, 2029	2,341,000	2,228,807
Ser. 07-C2, Class XW, IO, 0.73s, 2040	15,393,702	481,799
LB-UBS Commercial Mortgage Trust 144A
Ser. 06-C7, Class XW, IO, 0.914s, 2038	40,992,954	1,524,183
Ser. 03-C5, Class XCL, IO, 0.86s, 2037	28,317,104	453,983
Ser. 05-C3, Class XCL, IO, 0.183s, 2040	70,252,748	1,268,053
Ser. 05-C2, Class XCL, IO, 0.151s, 2040	215,438,814	1,926,372
Ser. 05-C5, Class XCL, IO, 0.14s, 2020	105,067,827	1,236,659

COLLATERALIZED MORTGAGE OBLIGATIONS (50.1%)* continued

	Principal amount	Value

LB-UBS Commercial Mortgage Trust 144A
Ser. 05-C7, Class XCL, IO, 0.121s, 2040	$156,305,748	$1,131,657
Ser. 06-C1, Class XCL, IO, 0.106s, 2041	166,804,779	1,561,713
Ser. 06-C7, Class XCL, IO, 0.095s, 2038	63,476,019	608,853
Ser. 07-C2, Class XCL, IO, 0.074s, 2040	132,278,436	1,719,620
Lehman Brothers Floating Rate Commercial Mortgage Trust 144A
FRB Ser. 04-LLFA, Class H, 3.666s, 2017	826,000	755,790
FRB Ser. 05-LLFA, Class J, 3.516s, 2018	534,000	469,920
Lehman Mortgage Trust
IFB Ser. 06-7, Class 1A9, 23.55s, 2036	967,902	1,159,365
IFB Ser. 07-5, Class 4A3, 24.488s, 2036	2,741,548	3,191,457
IFB Ser. 06-7, Class 4A2, IO, 4.855s, 2036	4,532,439	439,309
IFB Ser. 07-5, Class 8A2, IO, 4.825s, 2036	4,987,657	427,595
Ser. 07-1, Class 3A2, IO, 4.355s, 2037	5,238,687	545,744
IFB Ser. 06-9, Class 3A2, IO, 4.335s, 2037	3,114,267	313,784
IFB Ser. 07-4, Class 3A2, IO, 4.305s, 2037	4,339,946	387,360
IFB Ser. 06-5, Class 2A2, IO, 4.255s, 2036	9,260,268	702,962
IFB Ser. 07-2, Class 2A13, IO, 3.795s, 2037	7,401,613	601,732
IFB Ser. 07-4, Class 2A2, IO, 3.775s, 2037	17,289,355	1,428,179
IFB Ser. 07-1, Class 2A3, IO, 3.735s, 2037	8,244,243	756,040
Ser. 06-9, Class 2A3, IO, 3.725s, 2036	10,756,636	964,537
IFB Ser. 06-9, Class 2A2, IO, 3.725s, 2037	7,763,600	690,643
IFB Ser. 06-8, Class 2A2, IO, 3.685s, 2036	689,380	46,515
IFB Ser. 06-7, Class 2A4, IO, 3.655s, 2036	15,075,348	1,002,439
IFB Ser. 06-7, Class 2A5, IO, 3.655s, 2036	13,939,460	1,137,837
IFB Ser. 06-6, Class 1A2, IO, 3.605s, 2036	5,540,091	361,616
IFB Ser. 06-6, Class 1A3, IO, 3.605s, 2036	7,809,079	562,677
IFB Ser. 07-5, Class 10A2, IO, 3.445s, 2037	8,597,692	535,875
Local Insight Media Finance, LLC Ser. 07-1W,
Class A1, 5.53s, 2012	6,994,362	6,820,202
MASTR Adjustable Rate Mortgages Trust
Ser. 04-7, Class 2A1, 7.18s, 2034	216,896	175,971
FRB Ser. 04-13, Class 3A6, 3.787s, 2034	3,642,000	3,463,848
Ser. 04-03, Class 4AX, IO, 1.417s, 2034	2,820,039	21,379
Ser. 05-2, Class 7AX, IO, 0.168s, 2035	6,783,959	11,840
MASTR Reperforming Loan Trust 144A
Ser. 05-2, Class 1A3, 7 1/2s, 2035	2,198,620	2,368,182
Ser. 05-1, Class 1A4, 7 1/2s, 2034	1,577,104	1,699,155
Merit Securities Corp. 144A FRB Ser. 11PA,
Class 3A1, 3.506s, 2027	6,635,220	5,911,981
Merrill Lynch Capital Funding Corp. Ser. 06-4,
Class XC, IO, 0.062s, 2049	124,725,986	1,373,935
Merrill Lynch Floating Trust 144A
FRB Ser. 06-1, Class TM, 3.216s, 2022	1,221,546	1,038,314
Ser. 06-1, Class X1A, IO, 1.527s, 2022	21,450,596	175,962
Merrill Lynch Mortgage Investors, Inc.
FRB Ser. 98-C3, Class E, 7.102s, 2030	826,000	857,575
FRB Ser. 05-A9, Class 3A1, 5.275s, 2035	5,797,695	5,536,798
Ser. 96-C2, Class JS, IO, 2.264s, 2028	1,003,515	68,590

COLLATERALIZED MORTGAGE OBLIGATIONS (50.1%)* continued

	Principal amount	Value

Merrill Lynch Mortgage Trust
FRB Ser. 07-C1, Class A3, 6.023s, 2050	$2,626,000	$2,600,650
FRB Ser. 07-C1, Class A4, 6.023s, 2050	2,411,000	2,398,701
FRB Ser. 04-BPC1, Class A5, 4.855s, 2041 (F)	125,000	119,209
FRB Ser. 05-MCP1, Class A4, 4.747s, 2043	121,000	115,970
Ser. 05-MCP1, Class XC, IO, 0.126s, 2043	86,253,484	970,352
Merrill Lynch Mortgage Trust 144A
Ser. 04-KEY2, Class XC, IO, 0.255s, 2039	19,110,629	382,511
Ser. 05-LC1, Class X, IO, 0.236s, 2044	47,499,623	339,548
Merrill Lynch/Countrywide Commercial Mortgage Trust
FRB Ser. 07-8, Class A3, 6.156s, 2049	5,421,000	5,446,767
FRB Ser. 07-8, Class A2, 6.119s, 2049	4,620,000	4,596,043
Ser. 07-9, Class A4, 5.748s, 2049	11,070,000	10,798,377
Merrill Lynch/Countrywide Commercial
Mortgage Trust 144A
Ser. 06-1, Class X, IO, 0.134s, 2039	125,126,621	488,776
Ser. 06-3, Class XC, IO, 0.078s, 2046	71,735,763	918,218
Ser. 07-7, Class X, IO, 0.02s, 2050	253,339,532	791,686
Mezz Cap Commercial Mortgage Trust 144A
Ser. 04-C1, Class X, IO, 8.007s, 2037	4,041,832	1,036,983
Ser. 04-C2, Class X, IO, 6.004s, 2040	1,920,271	495,670
Ser. 05-C3, Class X, IO, 5.555s, 2044	3,670,130	910,077
Ser. 06-C4, Class X, IO, 5.477s, 2016	12,926,586	3,651,760
Morgan Stanley Capital 144A Ser. 05-RR6, Class X, IO, 1.699s, 2043	12,719,465	491,607
Morgan Stanley Capital I
FRB Ser. 08-T29, Class A3, 6.458s, 2043	1,780,000	1,811,221
FRB Ser. 06-IQ11, Class A4, 5.943s, 2042	6,028,000	5,877,954
FRB Ser. 07-IQ14, Class AM, 5.877s, 2049	2,866,000	2,636,500
Ser. 05-HQ6, Class A4A, 4.989s, 2042	5,354,000	5,363,170
Ser. 04-HQ4, Class A7, 4.97s, 2040	2,771,000	2,711,479
Morgan Stanley Capital I 144A
Ser. 98-HF1, Class F, 7.18s, 2030	45,569	45,652
Ser. 04-RR, Class F5, 6s, 2039	1,350,000	877,500
Ser. 04-RR, Class F6, 6s, 2039	2,030,000	1,218,000
Ser. 07-HQ13, Class X1, IO, 0.823s, 2044	60,626,385	1,559,917
Ser. 05-HQ5, Class X1, IO, 0.17s, 2042	29,704,567	194,862
Ser. 05-HQ6, Class X1, IO, 0.117s, 2042	111,470,654	911,162
Morgan Stanley Mortgage Loan Trust Ser. 05-5AR,
Class 2A1, 5.448s, 2035	5,177,493	3,750,576
Mortgage Capital Funding, Inc. FRB Ser. 98-MC2,
Class E, 7.232s, 2030	1,389,000	1,404,364
Nomura Asset Acceptance Corp. Ser. 04-R3, Class PT, 7.657s, 2035	630,446	605,417
Nomura Asset Acceptance Corp. 144A Ser. 04-R2,
Class PT, 9.087s, 2034	337,080	381,541
Permanent Financing PLC FRB Ser. 8, Class 2C, 3.39s,
2042 (United Kingdom)	2,413,000	2,393,788
Permanent Financing PLC 144A FRB Ser. 9A, Class 3A,
3.09s, 2033 (United Kingdom)	4,086,000	3,951,162
Permanent Master Issuer PLC FRB Ser. 07-1, Class 4A,
2.793s, 2033 (United Kingdom)	4,962,000	4,739,206

COLLATERALIZED MORTGAGE OBLIGATIONS (50.1%)* continued

	Principal amount	Value

PNC Mortgage Acceptance Corp. 144A
Ser. 99-CM1, Class B3, 7.1s, 2032	$4,971,000	$4,935,358
Ser. 00-C1, Class J, 6 5/8s, 2010	309,000	205,677
Ser. 00-C2, Class J, 6.22s, 2033	1,499,000	1,387,190
Residential Asset Mortgage Products, Inc.
Ser. 02-SL1, Class AI3, 7s, 2032	169,760	169,462
Residential Asset Securitization Trust IFB
Ser. 07-A3, Class 2A2, IO, 3.795s, 2037	17,070,668	1,441,639
Residential Funding Mortgage Securities I
Ser. 04-S5, Class 2A1, 4 1/2s, 2019	4,692,732	4,473,868
Saco I Trust FRB Ser. 05-10, Class 1A1, 3.155s, 2033	1,468,401	954,461
Salomon Brothers Mortgage Securities VII 144A
Ser. 02-KEY2, Class X1, IO, 0.799s, 2036	33,082,385	1,394,169
SBA CMBS Trust 144A Ser. 05-1A, Class D, 6.219s, 2035	770,000	720,074
STRIPS 144A
Ser. 03-1A, Class L, 5s, 2018 (Cayman Islands)	993,000	814,260
Ser. 03-1A, Class M, 5s, 2018 (Cayman Islands)	673,000	504,750
Ser. 04-1A, Class L, 5s, 2018 (Cayman Islands)	443,000	345,540
Structured Adjustable Rate Mortgage Loan Trust
Ser. 04-8, Class 1A3, 6.833s, 2034	13,804	13,290
FRB Ser. 07-8, Class 1A2, 6 1/4s, 2037	15,384,074	13,116,461
FRB Ser. 05-18, Class 6A1, 5 1/4s, 2035 (F)	2,650,190	2,330,940
Ser. 05-9, Class AX, IO, 1.599s, 2035	25,127,781	678,450
Structured Adjustable Rate Mortgage Loan Trust 144A
Ser. 04-NP2, Class A, 3.245s, 2034	846,960	779,204
Structured Asset Securities Corp.
IFB Ser. 07-4, Class 1A3, IO, 3.605s, 2037	55,741,584	3,797,587
Ser. 07-4, Class 1A4, IO, 1s, 2037	59,039,227	1,555,527
Structured Asset Securities Corp. 144A
Ser. 07-RF1, Class 1A, IO, 2.659s, 2037	18,542,095	929,283
Ser. 06-RF4, Class 1A, IO, 0.356s, 2036	8,789,167	472,534
Wachovia Bank Commercial Mortgage Trust
FRB Ser. 07-C33, Class A3, 6.1s, 2051	4,252,000	4,191,622
Ser. 07-C30, Class A3, 5.246s, 2043	2,486,000	2,447,875
Ser. 04-C15, Class A4, 4.803s, 2041	4,128,000	3,920,166
Ser. 06-C28, Class XC, IO, 0.564s, 2048	28,327,359	575,612
Ser. 06-C29, IO, 0.529s, 2048	122,824,455	2,648,095
Ser. 07-C34, IO, 0.52s, 2046	29,182,496	663,026
Wachovia Bank Commercial Mortgage Trust 144A
FRB Ser. 05-WL5A, Class L, 6.016s, 2018	944,000	755,200
Ser. 03-C3, Class IOI, IO, 0.492s, 2035	20,548,885	535,992
Ser. 07-C31, IO, 0.435s, 2047	119,808,138	1,927,713
Ser. 05-C18, Class XC, IO, 0.112s, 2042	50,114,568	415,951
Ser. 06-C27, Class XC, IO, 0.085s, 2045	61,660,360	585,773
Ser. 06-C23, Class XC, IO, 0.072s, 2045	294,890,455	1,495,095
Ser. 06-C26, Class XC, IO, 0.054s, 2045	21,971,612	61,960
WAMU Commercial Mortgage Securities Trust 144A
Ser. 05-C1A, Class G, 5.72s, 2036	219,000	156,018
Ser. 06-SL1, Class X, IO, 1.005s, 2043	10,281,763	393,483
Ser. 07-SL2, Class X, IO, 0.852s, 2049	20,861,135	727,845

COLLATERALIZED MORTGAGE OBLIGATIONS (50.1%)* continued

	Principal amount	Value

WAMU Mortgage Pass-Through Certificates FRB
Ser. 04-AR1, Class A, 4.229s, 2034	$589,367	$542,217
Washington Mutual Mortgage Pass-Through Certificates
Ser. 07-2, Class CX, IO, 7s, 2037	1,244,540	229,579
Washington Mutual Multi-Fam., Mtge. 144A Ser. 01-1,
Class B5, 7.189s, 2031 (Cayman Islands)	1,793,000	1,665,024
Wells Fargo Mortgage Backed Securities Trust
Ser. 06-AR10, Class 3A1, 5.258s, 2036	3,361,554	3,205,688
Ser. 05-AR2, Class 2A1, 4.541s, 2035	1,705,030	1,580,350
Ser. 05-AR9, Class 1A2, 4.366s, 2035	1,279,525	959,644
Ser. 04-R, Class 2A1, 4.365s, 2034	1,663,456	1,589,705
Ser. 05-AR12, Class 2A5, 4.336s, 2035	23,270,000	21,077,530
Ser. 05-AR10, Class 2A18, IO, 0.61s, 2035	56,771,000	292,833

Total collateralized mortgage obligations (cost $1,025,055,751)		$1,069,526,428

CORPORATE BONDS AND NOTES (20.2%)*

	Principal amount	Value

Basic Materials (0.6%)
Alcoa, Inc. notes 5 3/8s, 2013	$1,200,000	$1,184,509
Domtar Corp. company guaranty Ser. *, 7 7/8s, 2011 (Canada)	410,000	418,200
Dow Chemical Co. (The) Pass Through Trust 144A
company guaranty 4.027s, 2009	1,950,000	1,969,939
E.I. du Pont de Nemours & Co. sr. unsec. 5s, 2013	795,000	812,226
Georgia-Pacific Corp. debs. 9 1/2s, 2011	830,000	875,650
Georgia-Pacific Corp. notes 8 1/8s, 2011	820,000	849,725
Lubrizol Corp. (The) sr. notes 5 1/2s, 2014	570,000	554,824
Monsanto Co. company guaranty sr. unsec. notes 5 7/8s, 2038	440,000	434,182
Monsanto Co. sr. unsec. unsub. notes 5 1/8s, 2018	305,000	303,699
Steel Dynamics, Inc. company guaranty sr. unsec.
unsub. notes 6 3/4s, 2015	1,520,000	1,501,000
Steel Dynamics, Inc. 144A sr. notes 7 3/8s, 2012	985,000	1,002,238
Westvaco Corp. unsec. notes 7 1/2s, 2027	240,000	241,226
Weyerhaeuser Co. debs. 7 3/8s, 2032	850,000	853,335
Xstrata Finance Canada, Ltd. 144A company
guaranty 5.8s, 2016 (Canada)	1,010,000	968,638
		11,969,391

Capital Goods (0.5%)
Caterpillar Financial Services Corp. sr. unsec. 4.85s, 2012	2,060,000	2,086,442
Caterpillar Financial Services Corp. sr. unsec.
notes Ser. MTN, 5.85s, 2017	1,315,000	1,371,717
Covidien International Finance SA 144A company
guaranty 6.55s, 2037 (Luxembourg)	685,000	685,643
Covidien International Finance SA 144A company
guaranty 6s, 2017 (Luxembourg)	785,000	800,795
John Deere Capital Corp. sr. unsec. notes Ser. MTN, 5.35s, 2018	490,000	494,829
L-3 Communications Corp. company guaranty Ser. B, 6 3/8s, 2015	750,000	741,563
L-3 Communications Corp. sr. sub. notes 5 7/8s, 2015	640,000	620,800

CORPORATE BONDS AND NOTES (20.2%)* continued

	Principal amount	Value

Capital Goods continued
Legrand SA unsec. unsub. debs. 8 1/2s, 2025 (France)	$1,165,000	$1,252,768
United Technologies Corp. sr. unsec. notes 5 3/8s, 2017	1,785,000	1,827,169
Waste Management, Inc. sr. notes 7s, 2028	900,000	915,513
		10,797,239

Communication Services (2.1%)
American Tower Corp. 144A sr. notes 7s, 2017 (S)	1,760,000	1,777,600
Ameritech Capital Funding company guaranty 6 1/4s, 2009	1,140,000	1,170,848
AT&T Wireless Services, Inc. sr. notes 8 3/4s, 2031	1,536,000	1,890,618
AT&T Wireless Services, Inc. sr. notes 7 7/8s, 2011	990,000	1,070,987
AT&T, Inc. sr. unsec. unsub. bonds 5 1/2s, 2018 (S)	370,000	369,938
AT&T, Inc. sr. unsec. 6.3s, 2038	5,050,000	5,054,148
AT&T, Inc. sr. unsec. 4.95s, 2013	1,570,000	1,587,064
Bellsouth Capital Funding unsec. notes 7 7/8s, 2030	980,000	1,113,122
British Telecommunications PLC sr. unsec.
notes 5.15s, 2013 (United Kingdom)	2,570,000	2,561,236
France Telecom notes 8 1/2s, 2031 (France)	560,000	721,766
Nextel Communications, Inc. sr. notes Ser. E, 6 7/8s, 2013	830,000	684,750
Nextel Communications, Inc. sr. notes Ser. F, 5.95s, 2014	3,670,000	2,862,600
Pacific Bell debs. 7 1/8s, 2026	1,000,000	1,029,953
Rogers Wireless, Inc. sec. notes 6 3/8s, 2014 (Canada)	1,650,000	1,683,825
Southwestern Bell Telephone debs. 7s, 2027	1,245,000	1,229,608
Sprint Capital Corp. company guaranty 6 7/8s, 2028	2,410,000	1,873,775
Telecom Italia Capital SA company guaranty 7.2s,
2036 (Luxembourg) (S)	515,000	504,798
Telecom Italia Capital SA company guaranty 5 1/4s,
2015 (Luxembourg)	1,320,000	1,234,368
Telecom Italia Capital SA company guaranty 5 1/4s,
2013 (Luxembourg)	255,000	244,491
Telecom Italia Capital SA company guaranty 4s, 2010 (Luxembourg)	525,000	513,487
Telefonica Emisones SAU company guaranty 7.045s, 2036 (Spain)	1,055,000	1,163,464
Telefonica Emisones SAU company guaranty 6.421s, 2016 (Spain)	370,000	391,544
Telefonica Emisones SAU company guaranty 6.221s, 2017 (Spain)	565,000	589,374
Telefonica Europe BV company guaranty 8 1/4s, 2030 (Netherlands)	725,000	880,175
Telus Corp. notes 8s, 2011 (Canada)	1,465,000	1,580,435
Verizon Communications, Inc. sr. unsec. notes 5.55s, 2016	1,685,000	1,699,555
Verizon Communications, Inc. sr. unsec. notes 6.4s, 2038	895,000	906,561
Verizon New England, Inc. sr. notes 6 1/2s, 2011	2,600,000	2,687,425
Verizon New Jersey, Inc. debs. 8s, 2022	1,050,000	1,185,293
Verizon Pennsylvania, Inc. debs. 8.35s, 2030	1,305,000	1,548,478
Verizon Virginia, Inc. debs. Ser. A, 4 5/8s, 2013	369,000	351,788
Vodafone Group PLC unsec. notes 6.15s, 2037 (United Kingdom) (S)	2,090,000	1,975,050
		44,138,124

Conglomerates (0.3%)
General Electric Co. sr. unsec. notes 5 1/4s, 2017 (S)	3,645,000	3,627,457
Honeywell International, Inc. sr. unsec. notes 5.3s, 2018	630,000	641,017
Siemens Financieringsmaatschappij 144A notes 5 3/4s,
2016 (Netherlands)	920,000	931,565
Textron, Inc. sr. unsec. 5.6s, 2017	1,950,000	1,970,996
		7,171,035

CORPORATE BONDS AND NOTES (20.2%)* continued

	Principal amount	Value

Consumer Cyclicals (1.0%)
D.R. Horton, Inc. sr. notes 7 7/8s, 2011	$765,000	$740,234
D.R. Horton, Inc. sr. notes 5 7/8s, 2013	895,000	823,400
DaimlerChrysler NA Holding Corp. company
guaranty unsec. notes 7.2s, 2009	3,190,000	3,301,446
DaimlerChrysler NA Holding Corp. company
guaranty unsec. unsub. notes Ser. E, 5 3/4s, 2011	2,350,000	2,407,610
Ford Motor Credit Co., LLC notes 6 3/8s, 2008	1,360,000	1,343,764
Harley-Davidson Funding Corp. company guaranty 5 1/4s, 2012	1,705,000	1,711,128
Home Depot, Inc. (The) sr. unsec. unsub. notes 5 7/8s, 2036	2,150,000	1,797,419
JC Penney Co., Inc. debs. 7.65s, 2016	185,000	189,515
JC Penney Co., Inc. notes 6 7/8s, 2015	465,000	451,010
Limited Brands, Inc. sr. unsec. notes 6.9s, 2017	900,000	803,441
Marriott International, Inc. notes 6 3/8s, 2017	882,000	863,151
Marriott International, Inc. sr. unsec. Ser. J, 5 5/8s, 2013	210,000	204,878
Omnicom Group, Inc. sr. notes 5.9s, 2016	885,000	893,765
Starwood Hotels & Resorts Worldwide, Inc.
sr. unsec. notes 6 1/4s, 2013	1,255,000	1,245,172
Target Corp. bonds 6 1/2s, 2037 (S)	1,605,000	1,617,559
VF Corp. sr. unsec. 5.95s, 2017	1,030,000	1,025,519
Vulcan Materials Co. sr. unsec. unsub. notes 5.6s, 2012	1,195,000	1,203,675
Wal-Mart Stores, Inc. sr. unsec. notes 6.2s, 2038	595,000	602,918
		21,225,604

Consumer Staples (2.2%)
Campbell Soup Co. debs. 8 7/8s, 2021	1,185,000	1,577,798
ConAgra Foods, Inc. unsec. notes 7 7/8s, 2010	575,000	619,032
Cox Communications, Inc. notes 7 1/8s, 2012	1,135,000	1,206,670
Cox Communications, Inc. 144A notes 5 7/8s, 2016	970,000	970,227
Cox Enterprises, Inc. 144A notes 7 7/8s, 2010	1,450,000	1,540,296
CVS Caremark, Corp. 144A pass-through certificates
6.117s, 2013	1,628,516	1,729,973
CVS Corp. sr. unsec. 5 3/4s, 2017	2,750,000	2,786,702
CVS Corp. sr. unsecd. notes 6 1/8s, 2016	5,000	5,168
Delhaize Group sr. unsub. notes 6 1/2s, 2017 (Belgium)	790,000	833,797
Diageo Capital PLC company guaranty 5 3/4s,
2017 (United Kingdom)	575,000	586,367
Diageo Capital PLC company guaranty 5.2s, 2013 (United Kingdom)	245,000	249,909
Diageo PLC company guaranty 8s, 2022	1,115,000	1,343,335
Estee Lauder Cos., Inc. (The) sr. unsec. notes 6s, 2037	1,440,000	1,330,672
Estee Lauder Cos., Inc. (The) sr. unsec. notes 5.55s, 2017	380,000	374,435
Fortune Brands, Inc. sr. unsec. 5 1/8s, 2011	850,000	844,672
General Mills, Inc. sr. unsec. unsub. 5.65s, 2012	1,980,000	2,038,151
Kellogg Co. sr. unsub. 5 1/8s, 2012	225,000	230,655
Kroger Co. company guaranty 6 3/4s, 2012	5,000	5,318
Kroger Co. company guaranty 6.4s, 2017	1,005,000	1,069,186
Kroger Co. sr. notes 6.15s, 2020	330,000	334,895
McDonald’s Corp. sr. unsec. Ser. MTN, 6.3s, 2038	1,120,000	1,140,790
McDonald’s Corp. sr. unsec. bond 6.3s, 2037	880,000	900,239
McDonald’s Corp. sr. unsec. bond 5.8s, 2017	445,000	462,667

CORPORATE BONDS AND NOTES (20.2%)* continued

	Principal amount	Value

Consumer Staples continued
News America Holdings, Inc. company guaranty 7 3/4s, 2024	$1,430,000	$1,533,456
News America Holdings, Inc. debs. 7 3/4s, 2045	2,810,000	3,140,057
Reynolds American, Inc. company guaranty sr. sec. notes
7 5/8s, 2016	800,000	847,496
Sara Lee Corp. sr. unsec. unsub. notes 6 1/4s, 2011	1,195,000	1,237,227
TCI Communications, Inc. company guaranty 7 7/8s, 2026	4,215,000	4,636,163
TCI Communications, Inc. debs. 9.8s, 2012	1,580,000	1,781,148
TCI Communications, Inc. debs. 7 7/8s, 2013	1,025,000	1,114,323
Tesco PLC 144A sr. unsec. unsub. notes 6.15s,
2037 (United Kingdom)	1,545,000	1,503,782
Time Warner Cable, Inc. company guaranty 5.85s, 2017	480,000	476,329
Time Warner Entertainment Co., LP debs. 8 3/8s, 2023	90,000	101,477
Time Warner, Inc. debs. 9.15s, 2023	1,115,000	1,323,749
Time Warner, Inc. debs. 9 1/8s, 2013	2,740,000	3,080,645
Viacom, Inc. sr. notes 5 3/4s, 2011	810,000	819,048
Walt Disney Co. (The) sr. unsec. 4.7s, 2012	2,905,000	2,956,302
Yum! Brands, Inc. sr. unsec. unsub. 6 1/4s, 2018	885,000	893,993
		47,626,149

Energy (1.0%)
Anadarko Finance Co. company guaranty Ser. B, 7 1/2s, 2031	760,000	846,140
Anadarko Petroleum Corp. sr. notes 5.95s, 2016	487,000	499,174
Chesapeake Energy Corp. sr. unsec. notes 7 5/8s, 2013	1,375,000	1,440,313
EnCana Corp. bonds 6 1/2s, 2034 (Canada)	1,200,000	1,208,761
Enterprise Products Operating, LLC company
guaranty sr. notes 6 1/2s, 2019	1,120,000	1,154,963
EOG Resources, Inc. sr. unsec. notes 5 7/8s, 2017	910,000	944,007
Forest Oil Corp. sr. notes 8s, 2011	755,000	797,469
Hess Corp. bonds 7 7/8s, 2029	2,925,000	3,497,168
Motiva Enterprises, LLC 144A sr. notes 5.2s, 2012	315,000	330,227
Newfield Exploration Co. sr. sub. notes 6 5/8s, 2016	900,000	886,500
Nexen, Inc. unsec. unsub. notes 6.4s, 2037 (Canada)	815,000	797,015
Peabody Energy Corp. sr. notes 5 7/8s, 2016	1,095,000	1,059,413
Premcor Refining Group, Inc. sr. notes 7 1/2s, 2015	2,045,000	2,132,479
Sunoco, Inc. notes 4 7/8s, 2014	770,000	734,412
Tesoro Corp. company guaranty 6 1/2s, 2017 (S)	1,420,000	1,302,850
Valero Energy Corp. sr. notes 6 1/8s, 2017	60,000	60,526
Valero Energy Corp. sr. unsec. notes 7 1/2s, 2032	610,000	631,415
Weatherford International, Inc. company
guaranty sr. unsec. unsub. bonds 6.8s, 2037	345,000	363,557
Weatherford International, Inc. company
guaranty sr.unsec. unsub. bonds 6.35s, 2017	400,000	421,152
Weatherford International, Ltd. company guaranty 6 1/2s, 2036	1,125,000	1,104,881
Weatherford International, Ltd. sr. notes 5 1/2s, 2016	650,000	634,627
XTO Energy, Inc. sr. unsec. notes 5 1/2s, 2018	470,000	465,693
XTO Energy, Inc. sr. unsec. notes 6 3/8s, 2038	935,000	942,908
		22,255,650

CORPORATE BONDS AND NOTES (20.2%)* continued

	Principal amount	Value

Financial (7.6%)
Allstate Life Global Funding Trusts notes Ser. MTN, 5 3/8s, 2013	$2,145,000	$2,177,265
American Express Bank FSB notes Ser. BKN1, 5.55s, 2012	3,470,000	3,472,613
American Express Co. sr. unsec. notes 6.15s, 2017	1,000,000	1,010,505
American International Group, Inc. jr. sub. bond 6 1/4s, 2037	1,200,000	1,023,443
American International Group, Inc. sr. unsec. Ser. G, 5.85s, 2018	2,525,000	2,520,763
Amvescap PLC company guaranty 5 5/8s, 2012	720,000	693,727
Bank of America Corp. sr. unsec. notes 5.65s, 2018	4,210,000	4,203,405
Bank of America Corp. sub. notes 7 3/4s, 2015	2,415,000	2,714,762
Bank of New York Mellon Corp. (The) sr. unsec.
unsub. notes Ser. G, 4.95s, 2012	825,000	837,406
Barclays Bank PLC FRB 6.278s, 2049 (United Kingdom)	10,000	8,225
Bear Stearns Cos., Inc. (The) notes Ser. MTN, 6.95s, 2012	2,270,000	2,380,740
Bear Stearns Cos., Inc. (The) sr. notes 6.4s, 2017	1,690,000	1,742,761
Bosphorus Financial Services, Ltd. 144A sec.
sr. notes FRN 4.865s, 2012 (Cayman Islands)	2,907,000	2,799,479
Capital One Financial Corp. sr. unsec. notes Ser. MTN, 5.7s, 2011	2,000,000	1,952,780
Capital One Financial Corp. sub. notes 6.15s, 2016 (S)	1,635,000	1,482,291
Chubb Corp. (The) sr. notes 6s, 2037	3,690,000	3,431,277
CIT Group, Inc. sr. notes 5.4s, 2013	1,930,000	1,611,376
CIT Group, Inc. sr. notes 5s, 2015	5,000	4,138
CIT Group, Inc. sr. notes 5s, 2014 (S)	3,900,000	3,222,925
Citigroup, Inc. sr. unsec. bonds 6 7/8s, 2038	942,000	981,490
Citigroup, Inc. sub. notes 5s, 2014	1,791,000	1,706,938
CNA Financial Corp. unsec. notes 6 1/2s, 2016	985,000	968,446
CNA Financial Corp. unsec. notes 6s, 2011	990,000	1,002,161
Countrywide Financial Corp. FRN Ser. MTN, 3.21s, 2012	1,800,000	1,584,000
Deutsche Bank Capital Funding Trust VII 144A FRB 5.628s, 2049	1,540,000	1,308,299
Developers Diversified Realty Corp. unsec. notes 5 3/8s, 2012 (R)	485,000	452,785
Dresdner Funding Trust I 144A bonds 8.151s, 2031	100,000	76,374
Duke Realty LP sr. unsec 6 1/2s, 2018	650,000	600,956
Equity One, Inc. notes 5 3/8s, 2015 (R)	965,000	861,332
Erac USA Finance Co. 144A company guaranty 6 3/8s, 2017	1,510,000	1,364,407
ERP Operating LP notes 5 3/4s, 2017	900,000	844,508
Fund American Cos., Inc. notes 5 7/8s, 2013	2,170,000	2,132,526
GATX Financial Corp. notes 5.8s, 2016	755,000	733,214
General Electric Capital Corp. sr. unsec. notes 5 7/8s, 2038	7,265,000	6,926,640
General Electric Capital Corp. sr. unsec. 5 5/8s, 2017 (S)	4,150,000	4,228,261
Genworth Life Institutional Funding Trust
notes Ser. MTN, 5 7/8s, 2013 ##	1,425,000	1,441,245
GMAC, LLC sr. unsec. unsub. notes 7s, 2012	1,380,000	1,128,774
GMAC, LLC unsub. notes FRN 4.315s, 2009	2,815,000	2,568,155
Goldman Sachs Group, Inc (The) sr. unsec. 6.15s, 2018	975,000	986,263
Goldman Sachs Group, Inc. (The) sr. notes 5.45s, 2012	1,590,000	1,618,422
Goldman Sachs Group, Inc. (The) sub. notes 6 3/4s, 2037	4,150,000	4,096,188
HCP, Inc. sr. unsec. Ser. MTN, 6.7s, 2018 (R)	1,435,000	1,286,974
Health Care REIT, Inc. sr. notes 6s, 2013 (R)	520,000	496,935
Highwood Properties, Inc. sr. unsec. bonds 5.85s, 2017 (R)	1,385,000	1,201,951
Hospitality Properties Trust notes 6 3/4s, 2013 (R)	1,005,000	977,865
HRPT Properties Trust bonds 5 3/4s, 2014 (R)	715,000	643,737

CORPORATE BONDS AND NOTES (20.2%)* continued

	Principal amount	Value

Financial continued
HRPT Properties Trust notes 6 1/4s, 2016 (R)	$660,000	$610,116
HSBC Holdings PLC sub. notes 6 1/2s, 2037
(United Kingdom) (S)	9,060,000	8,884,617
iStar Financial, Inc. sr. unsec. notes 5 7/8s, 2016 (R)	2,210,000	1,856,400
iStar Financial, Inc. sr. unsec. notes Ser. B, 4 7/8s, 2009 (R)	855,000	805,838
JPMorgan Chase & Co. sr. notes 6s, 2018 (S)	4,595,000	4,762,731
JPMorgan Chase Bank NA sub. notes 6s, 2017	404,000	419,430
JPMorgan Chase Bank NA sub. notes Ser. BKNT, 6s, 2017	2,161,000	2,243,807
Lehman Brothers Holdings, Inc. sr. unsec. notes Ser. I, 6.2s, 2014	2,190,000	2,203,602
Lehman Brothers Holdings, Inc. sr. unsec. notes Ser. MTN,
6 7/8s, 2018	1,705,000	1,746,238
Lehman Brothers Holdings, Inc. sr. unsec. notes Ser. MTN, 5s, 2011	2,025,000	1,961,881
Lehman Brothers Holdings, Inc. sub. notes 6 3/4s, 2017	1,320,000	1,317,382
Lehman Brothers Holdings, Inc. sub. notes 5 3/4s, 2017	3,570,000	3,336,518
Liberty Mutual Group 144A notes 6 1/2s, 2035	2,825,000	2,532,887
Lincoln National Corp. sr. unsec. notes 6.3s, 2037	1,855,000	1,773,245
Loews Corp. notes 5 1/4s, 2016	635,000	621,140
Marsh & McLennan Cos., Inc. sr. unsec. notes 6 1/4s, 2012	2,230,000	2,260,297
Marsh & McLennan Cos., Inc. sr. unsec. notes 5 3/8s, 2014	1,360,000	1,337,273
Merrill Lynch & Co., Inc. notes 5.45s, 2013	2,310,000	2,255,108
Merrill Lynch & Co., Inc. notes Ser. MTN, 6.15s, 2013	2,220,000	2,215,358
Merrill Lynch & Co., Inc. notes FRN Ser. MTN, 3.12s, 2011	1,500,000	1,377,839
MetLife, Inc. notes 5.7s, 2035	1,085,000	983,407
Metropolitan Life Global Funding I 144A sr. sec. notes 5 1/8s, 2013	3,320,000	3,333,452
Monumental Global Funding, Ltd. 144A notes 5 1/2s,
2013 (Cayman Islands)	1,160,000	1,172,828
Morgan Stanley sr. unsec. unsub. notes 5.05s, 2011	2,000,000	1,984,660
Nationwide Financial Services, Inc. notes 5 5/8s, 2015	820,000	818,508
Nationwide Health Properties, Inc. notes 6 1/2s, 2011 (R)	890,000	911,580
Nationwide Health Properties, Inc. unsec. notes 6 1/4s, 2013 (R)	1,510,000	1,487,378
Nuveen Investments, Inc. sr. notes 5 1/2s, 2015	640,000	444,800
OneAmerica Financial Partners, Inc. 144A bonds 7s, 2033	1,670,000	1,753,847
Pacific Life Global Funding 144A notes 5.15s, 2013	1,115,000	1,123,168
ProLogis Trust sr. notes 5 3/4s, 2016 (R)	525,000	494,588
Protective Life Secured Trusts sr. sec. notes 5.45s, 2012	760,000	761,935
Prudential Financial, Inc. notes Ser. MTN, 6s, 2017	1,150,000	1,162,389
Prudential Holdings LLC 144A bonds 8.695s, 2023	2,035,000	2,448,451
Regency Centers LP sr. unsec. 5 7/8s, 2017	895,000	802,120
Rouse Co LP/TRC Co-Issuer Inc. 144A sr. notes 6 3/4s, 2013 (R)	935,000	835,181
Rouse Co. (The) notes 7.2s, 2012 (R)	885,000	823,019
Simon Property Group LP unsub. bonds 5 3/4s, 2015 (R)	476,000	465,365
SLM Corp. notes Ser. MTNA, 4 1/2s, 2010	1,040,000	927,772
Sovereign Bancorp, Inc. sr. notes 4.8s, 2010	920,000	839,188
Travelers Cos., Inc. (The) sr. unsec. notes 6 1/4s, 2037	2,165,000	2,107,601
Unitrin, Inc. sr. notes 6s, 2017	1,020,000	936,415
Wachovia Bank NA sr. unsec. sub. notes 6.6s, 2038	985,000	952,486
Wachovia Bank NA sub. notes Ser. BKNT, 6s, 2017	3,110,000	3,097,588
Wachovia Corp. sr. unsec. notes Ser. MTN, 5 1/2s, 2013	305,000	305,786

CORPORATE BONDS AND NOTES (20.2%)* continued

	Principal amount	Value

Financial continued
Washington Mutual Bank/Henderson NV
sub. notes Ser. BKNT, 5.95s, 2013	$1,390,000	$1,257,950
Wells Fargo & Co. sr.not 4 3/8s, 2013 (S)	2,945,000	2,913,312
Westfield Group sr. notes 5.7s, 2016 (Australia)	1,175,000	1,113,973
Willis Group North America, Inc. company guaranty 6.2s, 2017	840,000	819,792
		161,108,973

Health Care (0.7%)
Aetna, Inc. sr. unsec. unsub. notes 6 3/4s, 2037	7,005,000	6,882,062
AstraZeneca PLC sr. unsub. notes 5.9s, 2017 (United Kingdom) (S)	2,535,000	2,684,091
Hospira, Inc. sr. notes 6.05s, 2017	770,000	753,905
Hospira, Inc. sr. notes 5.55s, 2012	1,075,000	1,063,260
UnitedHealth Group, Inc. bonds 6 7/8s, 2038	140,000	137,072
UnitedHealth Group, Inc. sr. unsec. notes 6s, 2018	200,000	197,649
UnitedHealth Group, Inc. sr. unsec. notes 5 1/2s, 2012	1,015,000	1,011,370
UnitedHealth Group, Inc. sr. unsec. notes 5 1/4s, 2011	850,000	849,792
Ventas Realty LP/Capital Corp. sr. notes 6 3/4s, 2017 (R)	650,000	638,625
		14,217,826

Technology (0.5%)
Arrow Electronics, Inc. debs. 7 1/2s, 2027	1,020,000	1,046,776
Avnet, Inc. notes 6s, 2015	965,000	943,978
Fiserv, Inc. company guaranty sr. unsec. unsub. notes 6.8s, 2017	1,015,000	1,034,914
Fiserv, Inc. company guaranty sr. unsec. unsub. notes 6 1/8s, 2012	1,015,000	1,031,205
IBM Corp. sr. unsec. notes 5.7s, 2017	1,770,000	1,845,357
Motorola, Inc. sr. unsec. notes 6 5/8s, 2037	1,560,000	1,291,040
Motorola, Inc. sr. unsec. notes 6s, 2017	750,000	678,570
Tyco Electronics Group SA company guaranty 6s, 2012 (Luxembourg)	1,620,000	1,656,725
Xerox Corp. sr. notes 6.4s, 2016	1,435,000	1,462,238
Xerox Corp. sr. unsec. notes 6.35s, 2018	410,000	412,071
		11,402,874

Transportation (0.5%)
American Airlines, Inc. pass-through certificates
Ser. 01-1, 6.817s, 2011	160,000	149,600
American Airlines, Inc. pass-through certificates
Ser. 01-2, 7.858s, 2011	710,000	710,000
Canadian National Railway Co. sr. unsec.
unsub. notes 5.55s, 2018 (Canada)	825,000	832,371
Continental Airlines, Inc. pass-through certificates
Ser. 97-4A, 6.9s, 2018 (S)	1,392,568	1,329,903
Continental Airlines, Inc. pass-through certificates
Ser. 98-1A, 6.648s, 2017	434,698	412,963
CSX Corp. sr. unsec. unsub. notes 6.15s, 2037	1,000,000	890,580
Delta Air Lines, Inc. pass-through certificates 6.821s, 2022	1,269,555	1,122,875
Norfolk Southern Corp. 144A sr. unsec. 5 3/4s, 2018	1,110,000	1,125,707
Northwest Airlines Corp. pass-through certificates
Ser. 00-1, 7.15s, 2019	2,092,503	1,925,103
Southwest Airlines Co. pass-through certificates 6.15s, 2022 (S)	402,898	385,684

CORPORATE BONDS AND NOTES (20.2%)* continued

	Principal amount	Value

Transportation continued
Union Pacific Corp. sr. unsub. notes 5 3/4s, 2017	$1,475,000	$1,493,306
Union Pacific Corp. 144A pass-through certificates 5.214s, 2014	470,000	465,794
United AirLines, Inc. pass-through certificates 6.636s, 2022	967,952	863,090
		11,706,976

Utilities & Power (3.2%)
AEP Texas North Co. sr. notes Ser. B, 5 1/2s, 2013	845,000	852,397
American Water Capital Corp. 144A sr. unsec. bonds 6.593s, 2037	615,000	592,064
American Water Capital Corp. 144A bonds 6.085s, 2017	690,000	686,304
Appalachian Power Co. sr. notes 5.8s, 2035	960,000	822,289
Arizona Public Services Co. notes 6 1/2s, 2012	1,415,000	1,424,795
Atmos Energy Corp. sr. unsub. notes 6.35s, 2017	1,255,000	1,253,948
Beaver Valley II Funding debs. 9s, 2017	1,412,000	1,546,451
Boardwalk Pipelines LP company guaranty 5 7/8s, 2016	1,620,000	1,567,748
Bruce Mansfield Unit pass-through certificates 6.85s, 2034	3,275,000	3,343,305
CenterPoint Energy Resources Corp. notes 7 3/4s, 2011	1,740,000	1,858,285
CMS Energy Corp. unsub. notes 6.55s, 2017	75,000	73,031
Commonwealth Edison Co. 1st mtge. 6.15s, 2017	420,000	431,362
Commonwealth Edison Co. 1st mtge. 5.9s, 2036	1,575,000	1,442,439
Commonwealth Edison Co. 1st mtge. sec. bond 5.8s, 2018	220,000	219,965
Consolidated Natural Gas Co. sr. notes 5s, 2014	660,000	638,059
Consumers Energy Co. 1st mtge. sec. bond 5.65s, 2018	125,000	124,789
Dayton Power & Light Co. (The) 1st mtge. 5 1/8s, 2013	876,000	893,970
Dominion Resources, Inc. sr. unsec. unsub. notes Ser. 07-A,
6s, 2017	4,030,000	4,144,666
Duke Energy Carolinas LLC 1st mtge. sec. bond 6.05s, 2038	880,000	893,136
E.ON International Finance BV 144A notes 5.8s, 2018 (Netherlands)	1,825,000	1,838,593
El Paso Natural Gas Co. sr. unsec. 5.95s, 2017	165,000	163,742
Enbridge Energy Partners LP 144A notes 6 1/2s, 2018	935,000	946,484
Entergy Gulf States, Inc. 1st mtge. 5 1/4s, 2015	1,330,000	1,258,652
FirstEnergy Corp. unsec. unsub. notes Ser. C, 7 3/8s, 2031	800,000	883,654
Florida Power Corp. 1st mtge. 6.35s, 2037	750,000	791,228
Indianapolis Power & Light 144A 1st mtge. 6.3s, 2013	680,000	712,140
Indiantown Cogeneration LP 1st mtge. Ser. A-10, 9.77s, 2020	1,065,000	1,152,799
Ipalco Enterprises, Inc. 144A sr. sec. notes 7 1/4s, 2016	320,000	329,600
ITC Holdings Corp. 144A notes 5 7/8s, 2016	1,470,000	1,428,590
ITC Holdings Corp. 144A sr. unsec. notes 6.05s, 2018	540,000	537,069
Kansas Gas & Electric bonds 5.647s, 2021	491,572	472,686
Kinder Morgan, Inc. notes 6 3/4s, 2011	900,000	938,103
Kinder Morgan, Inc. sr. notes 6 1/2s, 2012	558,000	564,975
MidAmerican Energy Holdings Co. bonds 6 1/8s, 2036	3,030,000	3,027,370
MidAmerican Energy Holdings Co. sr. unsec. bond 6 1/2s, 2037	790,000	829,396
National Fuel Gas Co. notes 5 1/4s, 2013	985,000	948,991
Nevada Power Co. general ref. mtge. Ser. L, 5 7/8s, 2015	585,000	580,607
Northwest Pipeline Corp. sr. unsec. notes 5.95s, 2017	300,000	296,625
Northwestern Corp. sec. notes 5 7/8s, 2014	1,480,000	1,473,219
Oncor Electric Delivery Co. debs. 7s, 2022	805,000	788,467
Oncor Electric Delivery Co. sec. notes 7 1/4s, 2033	490,000	488,195
Oncor Electric Delivery Co. sec. notes 6 3/8s, 2012	800,000	813,608

CORPORATE BONDS AND NOTES (20.2%)* continued

	Principal amount	Value

Utilities & Power continued
ONEOK Partners LP company guaranty sr. unsec.
unsub. notes 6.65s, 2036	$900,000	$863,325
Pacific Gas & Electric Co. sr. unsec. notes 6.35s, 2038	485,000	495,305
Pacific Gas & Electric Co. sr. unsub. 5.8s, 2037	1,070,000	1,020,680
Pacific Gas & Electric Co. unsec. bonds 4.2s, 2011	135,000	134,685
PacifiCorp Sinking Fund 1st mtge. 6 1/4s, 2037	760,000	777,466
Potomac Edison Co. 144A 1st mtge. 5.8s, 2016	1,465,000	1,458,120
Power Receivable Finance, LLC 144A sr. notes 6.29s, 2012	1,039,242	1,071,074
PPL Energy Supply LLC bonds Ser. A, 5.7s, 2015	855,000	816,985
Progress Energy, Inc. sr. notes 6.85s, 2012	315,000	336,894
Public Service Co. of Colorado sr. notes Ser. A, 6 7/8s, 2009	1,610,000	1,656,985
Public Service Co. of New Mexico sr. notes 4.4s, 2008	790,000	788,050
Sierra Pacific Power Co. general ref. mtge. Ser. P, 6 3/4s, 2037 (S)	2,495,000	2,453,803
Southern California Edison Co. 1st mtge. Ser. 06-E, 5.55s, 2037	1,245,000	1,188,090
Southern California Edison Co. notes 6.65s, 2029	1,415,000	1,485,358
Southern Natural Gas. Co. 144A notes 5.9s, 2017	630,000	612,116
Spectra Energy Capital, LLC company guaranty sr. unsec. unsub.
notes 6.2s, 2018	225,000	227,133
Spectra Energy Capital, LLC sr. notes 8s, 2019	1,080,000	1,225,729
Teco Finance, Inc. Ser. REGS, 7.2s, 2011	5,000	5,267
Teco Finance, Inc. sr. unsec. unsub. notes 7.2s, 2011	1,485,000	1,564,384
TransAlta Corp. notes 5 3/4s, 2013 (Canada)	885,000	883,262
TransCanada Pipelines, Ltd. sr. unsec. 6.2s, 2037 (Canada)	1,985,000	1,906,968
West Penn Power Co. 1st mtge. 5.95s, 2017	1,370,000	1,387,823
Westar Energy, Inc. 1st mtge. 5.15s, 2017	195,000	186,953
Westar Energy, Inc. 1st mtge. 5.1s, 2020	1,020,000	952,947
		67,573,198

Total corporate bonds and notes (cost $437,815,735)		$431,193,039

ASSET-BACKED SECURITIES (10.8%)*

	Principal amount	Value

Accredited Mortgage Loan Trust
FRB Ser. 05-1, Class M2, 3.585s, 2035	$461,000	$285,820
FRB Ser. 05-4, Class A2C, 3.105s, 2035	493,000	453,560
Ace Securities Corp.
FRB Ser. 06-OP2, Class A2C, 3.045s, 2036	1,258,000	817,700
FRB Ser. 06-HE3, Class A2C, 3.045s, 2036	1,603,000	1,187,821
Advanta Business Card Master Trust FRB Ser. 04-C1,
Class C, 3.85s, 2013	1,939,000	1,704,905
Aegis Asset Backed Securities Trust 144A Ser. 04-6N,
Class Note, 4 3/4s, 2035	74,374	12
AFC Home Equity Loan Trust Ser. 99-2, Class 1A, 3.305s, 2029	4,062,723	2,880,064
American Express Credit Account Master Trust 144A
Ser. 04-C, Class C, 3.216s, 2012	565,273	549,021
Ameriquest Mortgage Securities, Inc.
FRB Ser. 06-R1, Class M10, 5.395s, 2036	1,245,000	124,500
FRB Ser. 03-8, Class M2, 4.645s, 2033	668,709	153,803

ASSET-BACKED SECURITIES (10.8%)* continued

	Principal amount	Value

AMP CMBS 144A FRB Ser. 06-1A, Class A, 3.55s, 2047
(Cayman Islands)	$2,520,000	$1,330,976
Arcap REIT, Inc. 144A
Ser. 03-1A, Class E, 7.11s, 2038	1,993,000	1,835,380
Ser. 04-1A, Class E, 6.42s, 2039	1,469,204	1,233,065
Argent Securities, Inc.
FRB Ser. 03-W3, Class M3, 5.165s, 2033	74,341	11,151
FRB Ser. 06-W4, Class A2C, 3.055s, 2036 (F)	2,865,000	1,946,968
Asset Backed Funding Certificates
FRB Ser. 04-OPT2, Class M2, 3.895s, 2033	728,000	436,800
FRB Ser. 05-WMC1, Class M1, 3.335s, 2035 (F)	893,000	624,491
Asset Backed Funding Corp. NIM Trust 144A FRB
Ser. 05-OPT1, Class B1, 5.395s, 2035	587,000	64,993
Asset Backed Securities Corp. Home Equity Loan Trust
FRB Ser. 06-HE2, Class A3, 3.085s, 2036	668,285	565,803
FRB Ser. 06-HE4, Class A5, 3.055s, 2036	2,128,000	1,489,600
FRB Ser. 06-HE7, Class A4, 3.035s, 2036	874,000	611,800
Aviation Capital Group Trust 144A FRB Ser. 03-2A,
Class G1, 3 1/2s, 2033	1,315,932	1,217,237
Bank One Issuance Trust FRB Ser. 03-C4, Class C4, 3.746s, 2011	1,390,000	1,379,575
Bay View Auto Trust Ser. 05-LJ2, Class D, 5.27s, 2014	534,000	505,799
Bayview Financial Acquisition Trust FRB Ser. 04-D,
Class A, 3.276s, 2044	1,562,522	1,093,765
Bayview Financial Asset Trust 144A
FRB Ser. 03-SSRA, Class M, 4.245s, 2038 (F)	1,020,292	805,837
FRB Ser. 03-SSRA, Class A, 3.595s, 2038 (F)	893,390	750,321
FRB Ser. 04-SSRA, Class A1, 3.495s, 2039 (F)	1,214,745	983,499
Bear Stearns Asset Backed Securities, Inc.
FRB Ser. 06-EC1, Class M9, 4.895s, 2035	944,000	42,480
FRB Ser. 06-PC1, Class M9, 4.645s, 2035	546,000	45,045
FRB Ser. 05-HE1, Class M3, 3.825s, 2035	645,000	290,250
FRB Ser. 03-3, Class A2, 3.485s, 2043	2,632,612	2,340,557
FRB Ser. 03-1, Class A1, 3.395s, 2042	856,489	774,175
FRB Ser. 05-3, Class A1, 3.345s, 2035	538,209	451,423
Bear Stearns Asset Backed Securities, Inc. 144A FRB
Ser. 06-HE2, Class M10, 5.145s, 2036	204,000	17,942
Capital Auto Receivables Asset Trust 144A
Ser. 06-1, Class D, 7.16s, 2013 (F)	1,000,000	988,839
Ser. 05-1, Class D, 6 1/2s, 2011 (F)	1,776,000	1,739,285
CARMAX Auto Owner Trust Ser. 04-2, Class D, 3.67s, 2011	92,368	90,618
Chase Credit Card Master Trust FRB Ser. 03-3,
Class C, 3.796s, 2010	2,550,000	2,523,071
Citigroup Mortgage Loan Trust, Inc. FRB
Ser. 05-OPT1, Class M1, 3.315s, 2035	539,532	391,207
Conseco Finance Securitizations Corp.
Ser. 00-2, Class A5, 8.85s, 2030	7,441,087	6,028,062
Ser. 02-2, Class A, IO, 8 1/2s, 2033	7,409,516	626,756
Ser. 00-4, Class A6, 8.31s, 2032	8,022,857	6,749,228
Ser. 00-5, Class A6, 7.96s, 2032	4,533,928	3,573,901
Ser. 02-1, Class M1F, 7.954s, 2033	1,561,000	1,441,314

ASSET-BACKED SECURITIES (10.8%)* continued

	Principal amount	Value

Conseco Finance Securitizations Corp.
Ser. 01-4, Class A4, 7.36s, 2033	$6,289,297	$5,992,838
Ser. 00-6, Class A5, 7.27s, 2031	1,388,928	1,217,004
Ser. 01-1, Class A5, 6.99s, 2032	5,956,031	5,805,754
Ser. 01-3, Class A4, 6.91s, 2033	8,023,945	7,247,155
Ser. 02-1, Class A, 6.681s, 2033	6,509,994	6,487,044
Countrywide Asset Backed Certificates
FRB Ser. 05-BC3, Class M1, 3.415s, 2035	474,000	360,240
FRB Ser. 04-6, Class 2A5, 3.285s, 2034	1,272,567	992,602
FRB Ser. 05-14, Class 3A2, 3.135s, 2036	350,360	308,317
Credit-Based Asset Servicing and Securitization 144A
Ser. 06-MH1, Class B1, 6 1/4s, 2036	625,000	462,875
Crest, Ltd. 144A Ser. 03-2A, Class D2, 6.723s,
2038 (Cayman Islands)	2,157,000	1,402,050
CS First Boston Mortgage Securities Corp. 144A
Ser. 04-FR1N, Class A, 5s, 2034 (F)	277,996	83,399
DB Master Finance, LLC 144A Ser. 06-1, Class M1, 8.285s, 2031	1,262,000	1,107,649
Equifirst Mortgage Loan Trust FRB Ser. 05-1, Class M5, 3.565s, 2035	265,000	106,000
Fieldstone Mortgage Investment Corp. FRB Ser. 05-1,
Class M3, 3.435s, 2035	859,000	773,100
First Franklin Mortgage Loan Asset Backed Certificates
FRB Ser. 06-FF7, Class 2A3, 3.045s, 2036	1,999,000	1,680,109
First Plus Home Loan Trust Ser. 97-3, Class B1, 7.79s, 2023	324,482	314,606
Fort Point CDO, Ltd. FRB Ser. 03-2A, Class A2,
4.126s, 2038 (Cayman Islands) (F)	834,000	108,314
Foxe Basin, Ltd. 144A FRB Ser. 03-1A, Class A1,
3.3s, 2015 (Cayman Islands) (F)	2,600,000	2,473,552
Fremont Home Loan Trust
FRB Ser. 05-E, Class 2A4, 3.225s, 2036	2,801,000	2,394,575
FRB Ser. 06-2, Class 2A3, 3.065s, 2036 (F)	4,961,000	3,468,129
G-Star, Ltd. 144A FRB Ser. 02-2A, Class BFL, 4.895s,
2037 (Cayman Islands)	417,000	341,940
GE Corporate Aircraft Financing, LLC 144A
FRB Ser. 05-1A, Class C, 4.195s, 2019	1,593,000	1,363,608
Ser. 04-1A, Class B, 3.745s, 2018	84,655	79,576
Gears Auto Owner Trust 144A Ser. 05-AA, Class E1, 8.22s, 2012	2,523,000	2,372,497
GEBL 144A
Ser. 04-2, Class D, 5.466s, 2032	771,236	385,618
Ser. 04-2, Class C, 3.566s, 2032	289,214	187,989
Green Tree Financial Corp.
Ser. 96-5, Class M1, 8.05s, 2027	729,203	621,658
Ser. 99-5, Class A5, 7.86s, 2030	17,155,373	14,925,174
Ser. 97-2, Class A7, 7.62s, 2028	436,096	458,914
Ser. 97-6, Class A9, 7.55s, 2029	879,173	834,494
Ser. 97-4, Class A7, 7.36s, 2029	284,270	275,031
Ser. 95-8, Class B1, 7.3s, 2026	467,121	392,024
Ser. 96-10, Class M1, 7.24s, 2028	1,342,000	1,154,120
Ser. 97-3, Class A5, 7.14s, 2028	576,678	586,955
Ser. 97-6, Class A8, 7.07s, 2029	227,313	225,769
Ser. 98-4, Class A7, 6.87s, 2030	420,523	427,672

ASSET-BACKED SECURITIES (10.8%)* continued

	Principal amount	Value

Green Tree Financial Corp.
Ser. 97-7, Class A8, 6.86s, 2029	$184,967	$176,643
Ser. 99-3, Class A6, 6 1/2s, 2031	541,832	536,413
Ser. 98-6, Class A7, 6.45s, 2030	555,533	567,588
Ser. 99-2, Class A7, 6.44s, 2030	1,566,009	1,400,699
Ser. 99-1, Class A6, 6.37s, 2025	1,602,000	1,597,194
Greenpoint Manufactured Housing
Ser. 00-3, Class IA, 8.45s, 2031	4,788,209	4,129,141
Ser. 99-5, Class M1A, 8.3s, 2026	669,000	598,647
Ser. 99-3, Class 1A5, 6.79s, 2023	305,348	308,401
GS Auto Loan Trust 144A Ser. 04-1, Class D, 5s, 2011	1,517,046	1,515,415
GSAMP Trust FRB Ser. 06-HE5, Class A2C, 3.045s, 2036	7,385,000	4,723,998
Guggenheim Structured Real Estate Funding, Ltd. 144A
FRB Ser. 05-2A, Class D, 4.445s, 2030 (Cayman Islands)	1,609,000	979,559
FRB Ser. 05-1A, Class D, 4.425s, 2030 (Cayman Islands)	533,020	421,086
High Income Trust Securities 144A FRB Ser. 03-1A,
Class A, 3.628s, 2036 (Cayman Islands)	1,881,059	1,128,635
Home Equity Asset Trust FRB Ser. 06-1, Class 2A4, 3.225s, 2036	1,413,000	989,100
Hyundai Auto Receivables Trust Ser. 04-A, Class D, 4.1s, 2011	123,100	122,117
JPMorgan Mortgage Acquisition Corp.
FRB Ser. 05-OPT2, Class M11, 5.145s, 2035	435,000	43,500
FRB Ser. 06-FRE1, Class A4, 3.185s, 2035	1,186,000	1,033,125
Lehman Manufactured Housing Ser. 98-1, Class 1, IO, 0.807s, 2028	20,880,404	208,804
Lehman XS Trust
Ser. 07-6, Class 3A6, 6 1/2s, 2037	17,425,170	15,448,511
IFB Ser. 07-3, Class 4B, IO, 3.795s, 2037	6,293,981	525,337
FRB Ser. 07-6, Class 2A1, 3.105s, 2037	14,831,838	10,692,272
LNR CDO, Ltd. 144A
FRB Ser. 03-1A, Class EFL, 5.898s, 2036 (Cayman Islands)	4,150,000	1,929,750
FRB Ser. 02-1A, Class FFL, 5.645s, 2037 (Cayman Islands)	6,071,000	2,124,850
Long Beach Mortgage Loan Trust
FRB Ser. 05-2, Class M4, 3.515s, 2035	738,000	442,800
FRB Ser. 06-4, Class 2A4, 3.155s, 2036	1,349,000	683,224
FRB Ser. 06-1, Class 2A3, 3.085s, 2036 (F)	2,262,000	1,718,333
Madison Avenue Manufactured Housing Contract
FRB Ser. 02-A, Class B1, 6.145s, 2032	5,098,734	3,466,629
FRB Ser. 02-A, Class M2, 5.145s, 2032	453,000	375,886
Ser. 02-A IO, 0.3s, 2032	156,901,424	1,596,645
Marriott Vacation Club Owner Trust 144A
Ser. 05-2, Class D, 6.205s, 2027 (F)	117,139	115,717
Ser. 04-2A, Class D, 5.389s, 2026 (F)	109,298	108,667
Ser. 04-2A, Class C, 4.741s, 2026 (F)	126,376	125,944
FRB Ser. 02-1A, Class A1, 3 1/2s, 2024	1,346,122	1,239,072
MASTR Asset Backed Securities Trust FRB
Ser. 06-FRE2, Class A4, 3.045s, 2036	705,000	485,871
MBNA Credit Card Master Note Trust FRB Ser. 03-C5,
Class C5, 3.896s, 2010	2,550,000	2,534,298
Mid-State Trust
Ser. 11, Class B, 8.221s, 2038	754,680	639,328
Ser. 10, Class B, 7.54s, 2036	777,981	652,414

ASSET-BACKED SECURITIES (10.8%)* continued

	Principal amount	Value

Morgan Stanley ABS Capital I
FRB Ser. 05-HE2, Class M5, 3.575s, 2035	$461,000	$216,670
FRB Ser. 05-HE1, Class M3, 3.415s, 2034	461,000	253,550
FRB Ser. 06-NC4, Class M2, 3.195s, 2036	645,000	129,000
N-Star Real Estate CDO, Ltd. 144A FRB Ser. 04-2A,
Class C1, 4.886s, 2039 (Cayman Islands)	735,000	596,039
Navigator CDO, Ltd. 144A FRB Ser. 03-1A, Class A1,
3.555s, 2015 (Cayman Islands) (F)	579,153	557,293
Navistar Financial Corp. Owner Trust
Ser. 05-A, Class C, 4.84s, 2014	278,197	252,498
Ser. 04-B, Class C, 3.93s, 2012	279,035	253,118
New Century Home Equity Loan Trust
Ser. 03-5, Class AI7, 5.15s, 2033	2,154,156	1,953,384
FRB Ser. 03-4, Class M3, 4.945s, 2033	41,635	5,829
Novastar Home Equity Loan
FRB Ser. 06-1, Class A2C, 3.055s, 2036	1,677,000	1,460,835
FRB Ser. 06-2, Class A2C, 3.045s, 2036	1,677,000	1,205,021
Oakwood Mortgage Investors, Inc.
Ser. 00-D, Class A3, 6.99s, 2022	271,306	261,838
Ser. 01-D, Class A3, 5.9s, 2022	214,625	161,612
Ser. 02-C, Class A1, 5.41s, 2032	4,782,223	4,254,266
Oakwood Mortgage Investors, Inc. 144A
Ser. 01-B, Class A4, 7.21s, 2030	708,521	585,207
Ser. 01-B, Class A3, 6.535s, 2023	214,613	183,465
Ocean Star PLC 144A
FRB Ser. 04, Class D, 5.388s, 2018 (Ireland)	798,000	718,200
FRB Ser. 05-A, Class D, 4.588s, 2012 (Ireland)	908,000	744,560
Option One Mortgage Loan Trust FRB Ser. 05-4,
Class M11, 5.395s, 2035 (F)	298,000	41,622
Origen Manufactured Housing Ser. 04-B, Class A2, 3.79s, 2017	195,455	189,650
Park Place Securities, Inc.
FRB Ser. 05-WCH1, Class M4, 3.725s, 2036	300,000	135,000
FRB Ser. 04-WHQ2, Class A3A, 3.245s, 2035	272,512	223,459
Park Place Securities, Inc. 144A FRB Ser. 04-MHQ1,
Class M10, 5.395s, 2034	279,097	19,537
People’s Financial Realty Mortgage Securities Trust
FRB Ser. 06-1, Class 1A2, 3.025s, 2036	2,312,000	1,895,840
Permanent Financing PLC FRB Ser. 3, Class 3C, 4.14s,
2042 (United Kingdom)	2,510,000	2,485,658
Residential Asset Mortgage Products, Inc.
FRB Ser. 06-NC3, Class A2, 3.085s, 2036	2,556,503	2,149,378
FRB Ser. 07-RZ1, Class A2, 3.055s, 2037	2,585,000	1,838,150
Residential Asset Securities Corp. FRB Ser. 05-EMX1,
Class M2, 3 5/8s, 2035	1,047,000	471,150
Residential Asset Securities Corp. 144A
FRB Ser. 05-KS10, Class B, 5.645s, 2035	1,391,000	69,550
Ser. 04-NT, Class Note, 4 1/2s, 2034 (In default) †	100,741	8,059
SAIL Net Interest Margin Notes 144A
Ser. 03-3, Class A, 7 3/4s, 2033 (Cayman Islands) (In default) †	3,662	4
Ser. 04-4A, Class B, 7 1/2s, 2034 (Cayman Islands) (In default) †	380,795	38

ASSET-BACKED SECURITIES (10.8%)* continued

	Principal amount	Value

Securitized Asset Backed Receivables, LLC
FRB Ser. 05-HE1, Class M2, 3.545s, 2035	$461,000	$184,400
FRB Ser. 07-NC2, Class A2B, 3.035s, 2037 (F)	2,319,000	1,574,913
SG Mortgage Securities Trust
FRB Ser. 06-OPT2, Class A3D, PO, 3.105s, 2036	2,860,000	1,648,504
FRB Ser. 06-FRE1, Class A2B, 3.075s, 2036	1,177,000	918,060
Soundview Home Equity Loan Trust
FRB Ser. 06-OPT3, Class 2A3, 3.065s, 2036	1,258,000	965,122
FRB Ser. 06-3, Class A3, 3.055s, 2036	7,427,000	5,810,789
Soundview Home Equity Loan Trust 144A FRB
Ser. 05-CTX1, Class B1, 5.395s, 2035	672,000	67,200
South Coast Funding 144A FRB Ser. 3A, Class A2,
4.296s, 2038 (Cayman Islands) (F)	760,000	15,185
Structured Asset Investment Loan Trust FRB
Ser. 06-BNC2, Class A6, 3.155s, 2036	1,351,000	545,253
Structured Asset Investment Loan Trust 144A FRB
Ser. 05-HE3, Class M11, 5.395s, 2035	1,284,000	27,279
Structured Asset Receivables Trust 144A FRB
Ser. 05-1, 5.87s, 2015	6,563,138	6,307,176
Structured Asset Securities Corp. 144A Ser. 98-RF3,
Class A, IO, 6.1s, 2028	3,900,231	353,763
TIAA Real Estate CDO, Ltd. Ser. 03-1A, Class E, 8s, 2038	2,298,000	1,098,904
Wells Fargo Home Equity Trust FRB Ser. 07-1,
Class A3, 3.215s, 2037	596,000	303,491
WFS Financial Owner Trust
Ser. 05-1, Class D, 4.09s, 2012	136,681	135,163
Ser. 04-3, Class D, 4.07s, 2012	30,503	30,430
Ser. 04-4, Class D, 3.58s, 2012	40,121	39,764
Whinstone Capital Management, Ltd. 144A FRB Ser. 1A,
Class B3, 3.82s, 2044 (United Kingdom)	758,810	531,167

Total asset-backed securities (cost $286,835,485)		$229,838,426

PURCHASED OPTIONS OUTSTANDING (3.3%)*

	Expiration date/	Contract	Value
	strike price	amount

Option on an interest rate swap
with Deutschbank for the right to receive
a fixed rate of 5.385% versus the three
month USD-LIBOR-BBA maturing
April 16, 2019.	Apr-09/5.385	$68,646,000	$4,974,089

Option on an interest rate swap
with Deutschbank for the right to pay a
fixed rate of 5.385% versus the three
month USD-LIBOR-BBA maturing
April 16, 2019.	Apr-09/5.385	68,646,000	928,780

PURCHASED OPTIONS OUTSTANDING (3.3%)* continued

	Expiration date/	Contract	Value
	strike price	amount

Option on an interest rate swap
with Goldman Sachs International for the
right to receive a fixed rate of 5.325%
versus the three month USD-LIBOR-BBA
maturing April 8, 2019.	Apr-09/5.325	$84,687,000	$5,852,719

Option on an interest rate swap
with Goldman Sachs International for the
right to pay a fixed rate of 5.325%
versus the three month USD-LIBOR-BBA
maturing April 8, 2019.	Apr-09/5.325	84,687,000	1,216,952

Option on an interest rate swap
with Goldman Sachs International for the
right to receive a fixed rate of 5.355%
versus the three month USD-LIBOR-BBA
maturing November 12, 2019.	Nov-09/5.355	92,480,000	6,309,910

Option on an interest rate swap
with Goldman Sachs International for the
right to pay a fixed rate of 5.355%
versus the three month USD-LIBOR-BBA
maturing on November 12, 2019.	Nov-09/5.355	92,480,000	2,168,656

Option on an interest rate swap with
Lehman Brothers Special Financing, Inc.
for the right to pay a fixed rate of 4.2375%
versus the three month USD-LIBOR-BBA
maturing May 8, 2018.	May-08/4.2375	54,554,000	921,265

Option on an interest rate swap
with Lehman Brothers Special
Financing, Inc. for the right to receive
a fixed rate of 4.2375% versus the three
month USD-LIBOR-BBA maturing
May 8, 2018.	May-08/4.2375	56,554,000	274,852

Option on an interest rate swap
with Lehman Brothers Special
Financing, Inc. for the right to receive
a fixed rate of 5.37% versus the three
month USD-LIBOR-BBA maturing
November 12, 2019.	Nov-09/5.370	92,480,000	6,381,120

Option on an interest rate swap
with Lehman Brothers Special
Financing, Inc. for the right to pay a
fixed rate of 5.37% versus the three
month USD-LIBOR-BBA maturing
November 12, 2019.	Nov-09/5.370	92,480,000	2,134,438

Option on an interest rate swap
with Lehman Brothers Special
Financing, Inc. for the right to receive
a fixed rate of 5.315% versus the three
month USD-LIBOR-BBA maturing
February 7, 2023.	Feb-13/5.315	56,554,000	3,207,743

PURCHASED OPTIONS OUTSTANDING (3.3%)* continued

	Expiration date/	Contract	Value
	strike price	amount

Option on an interest rate swap
with Lehman Brothers Special
Financing, Inc. for the right to pay a
fixed rate of 5.315% versus the three
month USD-LIBOR-BBA maturing
February 7, 2023.	Feb-13/5.315	$56,554,000	$2,888,778

Option on an interest rate swap
with JPMorgan Chase Bank, N.A. for the
right to receive a fixed rate of 5.315%
versus the three month USD-LIBOR-BBA
maturing on April 8, 2019.	Apr-09/5.315	84,687,000	5,803,600

Option on an interest rate swap
with JPMorgan Chase Bank, N.A. for the
right to pay a fixed rate of 5.315%
versus the three month USD-LIBOR-BBA
maturing on April 8, 2019.	Apr-09/5.315	84,687,000	1,233,890

Option on an interest rate swap
with JPMorgan Chase Bank, N.A. for the
right to receive a fixed rate of 5.355%
versus the three month USD-LIBOR-BBA
maturing on November 12, 2019.	Nov-09/5.355	92,480,000	6,309,910

Option on an interest rate swap
with JPMorgan Chase Bank, N.A. for the
right to pay a fixed rate of 5.355%
versus the three month USD-LIBOR-BBA
maturing November 12, 2019.	Nov-09/5.355	92,480,000	2,168,656

Option on an interest rate swap
with JPMorgan Chase Bank, N.A. for the
right to receive a fixed rate of 5.355%
versus the three month USD-LIBOR-BBA
maturing on November 12, 2019.	Nov-09/5.355	97,133,000	6,625,442

Option on an interest rate swap
with JPMorgan Chase Bank, N.A. for the
right to pay a fixed rate of 5.355%
versus the three month USD-LIBOR-BBA
maturing November 12, 2019.	Nov-09/5.355	97,133,000	2,275,826

Option on an interest rate swap
with JPMorgan Chase Bank, N.A. for the
right to receive a fixed rate of 5.03%
versus the three month USD-LIBOR-BBA
maturing on February 16, 2020.	Feb-10/5.030	102,080,000	5,364,304

PURCHASED OPTIONS OUTSTANDING (3.3%)* continued

	Expiration date/	Contract	Value
	strike price	amount

Option on an interest rate swap
with JPMorgan Chase Bank, N.A. for the
right to pay a fixed rate of 5.03% versus
the three month USD-LIBOR-BBA maturing
on February 16, 2020.	Feb-10/5.030	$102,080,000	$3,756,544

Interest rate cap contract with Lehman
Brothers for the right to receive
the excess of the three month
USD-LIBOR-BBA above 4.00%	Feb-10/4.000	1,000,000	2,110

Total purchased options outstanding (cost $59,281,454)			$70,799,584

SENIOR LOANS (0.8%)* (c)

		Principal amount	Value

Basic Materials (0.1%)
Aleris International, Inc. bank term loan FRN Ser. B, 4 7/8s, 2013		$275,303	$231,713
Georgia-Pacific, LLC bank term loan FRN Ser. B, 4.727s, 2013		412,944	395,566
Momentive Performance Materials, Inc. bank term loan
FRN 4.938s, 2013		408,546	379,802
NewPage Holding Corp. bank term loan FRN 6.313s, 2014		412,965	409,925
			1,417,006

Capital Goods (0.1%)
Hawker Beechcraft Acquisition Co., LLC bank term
loan FRN 4.73s, 2014		22,175	21,104
Hawker Beechcraft Acquisition Co., LLC bank term
loan FRN Ser. B, 4.696s, 2014		380,516	362,145
Polypore, Inc. bank term loan FRN Ser. B, 4.96s, 2014		412,960	392,312
Sequa Corp. bank term loan FRN 5.95s, 2014		825,930	789,279
Wesco Aircraft Hardware Corp. bank term loan FRN 4.95s, 2013		414,000	402,615
			1,967,455

Communication Services (0.1%)
Cricket Communications, Inc. bank term loan FRN
Ser. B, 5.696s, 2013		412,949	405,852
Crown Castle International Corp. bank term loan FRN 4.196s, 2014		206,479	192,348
Intelsat Corp. bank term loan FRN Ser. B2, 5.184s, 2011		137,637	130,282
Intelsat Corp. bank term loan FRN Ser. B2-A, 5.184s, 2013		137,678	130,321
Intelsat Corp. bank term loan FRN Ser. B2-C, 5.184s, 2013		137,637	130,282
Level 3 Communications, Inc. bank term loan FRN 4.962s, 2014		414,000	382,433
MetroPCS Wireless, Inc. bank term loan FRN 5.317s, 2013		412,952	388,748
PAETEC Holding Corp. bank term loan FRN Ser. B1, 5.204s, 2013		404,768	390,095
Time Warner Telecom, Inc. bank term loan FRN Ser. B, 4.71s, 2013		412,955	390,242
West Corp. bank term loan FRN 5.323s, 2013		414,000	377,373
			2,917,976

SENIOR LOANS (0.8%)* (c) continued

	Principal amount	Value

Consumer Cyclicals (0.1%)
Allison Transmission bank term loan FRN Ser. B, 5.573s, 2014	$412,962	$386,636
Aramark Corp. bank term loan FRN 4.83s, 2014	24,730	23,679
Aramark Corp. bank term loan FRN Ser. B, 4.696s, 2014	389,270	372,726
Dana Corp. bank term loan FRN 6.781s, 2015	412,965	398,640
Goodman Global Holdings, Inc. bank term loan FRN
Ser. B, 7 1/2s, 2011	336,000	332,220
Goodyear Tire & Rubber Co. (The) bank term loan FRN
6.43s, 2010	414,000	391,437
Harrah’s Operating Co., Inc. bank term loan FRN
Ser. B2, 5.92s, 2015	414,000	388,421
Lear Corp bank term loan FRN 5.211s, 2013	414,000	396,848
National Bedding Co. bank term loan FRN 4.741s, 2011	188,523	148,933
Nortek Holdings, Inc. bank term loan FRN Ser. B, 5.35s, 2011	257,333	231,600
Yankee Candle Co., Inc. bank term loan FRN 4.615s, 2014	245,000	222,338
		3,293,478

Consumer Staples (0.2%)
Affinion Group, Inc. bank term loan FRN Ser. B, 5.563s, 2013	414,000	389,160
Cablevision Systems Corp. bank term loan FRN 4.477s, 2013	412,947	397,332
Charter Communications, Inc. bank term loan FRN 5.26s, 2014	412,965	364,399
Cinemark USA, Inc. bank term loan FRN 4.664s, 2013	414,000	393,882
Idearc, Inc. bank term loan FRN Ser. B, 4.7s, 2014	412,955	339,913
Paxson Communications Corp. bank term loan FRN
Ser. B, 5.963s, 2012	690,000	545,100
Pinnacle Foods Holding Corp. bank term loan FRN
Ser. B, 5.442s, 2014	412,960	384,225
Spectrum Brands, Inc. bank term loan FRN 2.559s, 2013	26,482	25,028
Spectrum Brands, Inc. bank term loan FRN Ser. B1, 6.893s, 2013	387,473	353,085
Univision Communications, Inc. bank term loan FRN
Ser. B, 5.479s, 2014	414,000	347,760
VNU Group BV bank term loan FRN Ser. B, 5.346s,
2013 (Netherlands)	412,953	390,068
		3,929,952

Energy (—%)
Western Refining, Inc. bank term loan FRN Ser. B, 4.994s, 2014	286,279	253,357

Health Care (0.1%)
Health Management Associates, Inc. bank term loan
FRN 4.446s, 2014	405,373	373,088
IASIS Healthcare, LLC/IASIS Capital Corp. bank term
loan FRN Ser. DD, 4.732s, 2014	99,248	94,616
IASIS Healthcare, LLC/IASIS Capital Corp. bank term
loan FRN 7.62s, 2014	26,466	25,231
IASIS Healthcare, LLC/IASIS Capital Corp. bank term
loan FRN Ser. B, 4.881s, 2014	287,560	274,141
Sun Healthcare Group, Inc. bank term loan FRN 2.596s, 2014	69,023	62,811

SENIOR LOANS (0.8%)* (c) continued

		Principal amount	Value

Health Care continued
Sun Healthcare Group, Inc. bank term loan FRN
Ser. B, 4.919s, 2014		$431,487	$392,653
Sun Healthcare Group, Inc. bank term loan FRN
Ser. DD, 4.677s, 2014		43,510	39,594
			1,262,134

Technology (0.1%)
First Data Corp. bank term loan FRN Ser. B1, 5.624s, 2014		411,965	386,938
Freescale Semiconductor, Inc. bank term loan FRN
Ser. B, 4.459s, 2013		272,311	235,115
SunGard Data Systems, Inc. bank term loan FRN 5.162s, 2014		412,955	390,289
Travelport bank term loan FRN Ser. B, 4.954s, 2013		165,388	151,619
Travelport bank term loan FRN Ser. DD, 4.954s, 2013		247,987	226,412
			1,390,373

Transportation (—%)
Navistar Financial Corp. bank term loan FRN 5.957s, 2012		110,400	102,534
Navistar International Corp. bank term loan FRN 6.501s, 2012		303,600	281,969
			384,503

Utilities & Power (—%)
Energy Future Holdings Corp. bank term loan FRN
Ser. B2, 6.579s, 2014		412,962	395,130
NRG Energy, Inc. bank term loan FRN 4.346s, 2014		130,767	125,275
NRG Energy, Inc. bank term loan FRN 4.196s, 2014		267,749	256,507
			776,912

Total senior loans (cost $16,904,224)			$17,593,146

MUNICIPAL BONDS AND NOTES (0.2%)*

	Rating**	Principal amount	Value

MI Tobacco Settlement Fin. Auth. Rev.
Bonds, Ser. A, 7.309s, 6/1/34	Baa3	$1,360,000	$1,300,459
Tobacco Settlement Fin. Auth. of WVA Rev.
Bonds, Ser. A, 7.467s, 6/1/47	Baa3	2,075,000	1,945,354

Total municipal bonds and notes (cost $3,434,674)			$3,245,813

SHORT-TERM INVESTMENTS (19.6%)*

	Principal amount/shares	Value

Short-term investments held as collateral for loaned
securities with yields ranging from 1.96% to 3.11%
and due dates ranging from May 1, 2008 to June 27, 2008 (d)	$34,815,661	$34,768,860

Interest in $300,000,000 joint tri-party repurchase
agreement dated April 30, 2008 with Deutsche Bank
Securities, Inc. due May 1, 2008 — maturity value
of $53,902,994 for an effective yield of 2.0%
(collateralized by various mortgage backed
securities with coupon rates ranging from 5.00%
to 6.50% and due dates ranging from April 15, 2036
to February 1, 2038 valued at $306,000,000)	53,900,000	53,900,000

Interest in $250,000,000 joint tri-party repurchase
agreement dated April 30, 2008 with Bank of America
Sec, LLC., due May 1, 2008 — maturity value
of $5,595,308 for an effective yield of 1.98%
(collateralized by various mortgage backed
securities with coupon rates ranging from 4.50%
to 6.50% and due dates ranging from April 1, 2038
to May 1, 2038 valued at $255,000,001)	5,595,000	5,595,000

U.S. Treasury Bill for effective yields ranging
of 1.33% to 1.50%, September 18, 2008 #	20,588,000	20,477,504

Atlantic Asset Sec. Corp., for an effective yield
of 2.75%, May 12, 2008	25,000,000	24,978,993

Park Ave Receivables for an effective yield
of 2.75%, May 6, 2008	50,000,000	49,980,903

Sheffield Receivables Corp., for an effective yield
of 2.75%, May 9, 2008	35,000,000	34,978,611

Three Pillars Funding for an effective yield
of 2.78%, May 9, 2008	50,000,000	49,969,111

Victory Receivables Corp., for an effective yield
of 2.95%, May 9, 2008	50,000,000	49,967,222

Putnam Prime Money Market Fund (e)	93,719,400	93,719,400

Total short-term investments (cost $418,335,604)		$418,335,604

TOTAL INVESTMENTS

Total investments (cost $4,202,952,470)		$4,202,528,432

* Percentages indicated are based on net assets of $2,133,059,239.

** The Moody’s or Standard & Poor’s ratings indicated are believed to be the most recent ratings available at April 30, 2008 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at April 30, 2008. The rating of an insured security represents what is believed to be the most recent rating of the insurer’s claims-paying ability available at April 30, 2008 and does not reflect any subsequent changes. Security ratings are defined in the Statement of Additional Information.

† Non-income-producing security.

# This security was pledged and segregated with the custodian to cover margin requirements for futures contracts at April 30, 2008.

## Forward commitments, in part or in entirety (Note 1).

(c) Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at April 30, 2008. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 6).

(d) See Note 1 to the financial statements.

(e) See Note 5 to the financial statements regarding investments in Putnam Prime Money Market Fund.

(F) Is valued at fair value following procedures approved by the Trustees.

(R) Real Estate Investment Trust.

(S) Securities on loan, in part or in entirety, at April 30, 2008.

At April 30, 2008, liquid assets totaling $1,236,901,136 have been designated as collateral for open forward commitments and swap contracts.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

TBA after the name of a security represents to be announced securities (Note 1).

The rates shown on Floating Rate Bonds (FRB) and Floating Rate Notes (FRN) are the current interest rates at April 30, 2008.

The dates shown on debt obligations are the original maturity dates.

Inverse Floating Rate Bonds (IFB) are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The interest rates shown are the current interest rates at April 30, 2008.

FUTURES CONTRACTS OUTSTANDING at 4/30/08 (Unaudited)

				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

Euro-Dollar 90 day (Long)	$ 603	$ 146,717,438	Jun-08	$ 461,885
Euro-Dollar 90 day (Short)	1,337	323,654,275	Jun-09	1,284,551
Euro-Dollar 90 day (Short)	1,783	430,839,663	Sep-09	1,620,038
Euro-Dollar 90 day (Short)	1,813	437,159,625	Dec-09	1,587,144
Euro-Dollar 90 day (Short)	105	25,282,688	Mar-10	1,515
U.S. Treasury Bond 20 yr (Long)	1,519	177,556,859	Jun-08	953,816
U.S. Treasury Bond 20 yr (Short)	200	23,378,125	Jun-08	255,874
U.S. Treasury Note 10 yr (Long)	9,140	1,058,526,250	Jun-08	(2,102,155)
U.S. Treasury Note 5 yr (Short)	9,040	1,012,338,750	Jun-08	24,435,361
U.S. Treasury Note 2 yr (Short)	13,847	2,945,083,813	Jun-08	22,032,161

Total				$50,530,190

TBA SALE COMMITMENTS OUTSTANDING at 4/30/08 (proceeds receivable $556,216,289) (Unaudited)

	Principal	Settlement
Agency	amount	date	Value

FNMA, 5 1/2s, May 1, 2038	$556,000,000	5/13/08	$558,866,847

WRITTEN OPTIONS OUTSTANDING at 4/30/08 (premiums received $65,760,064) (Unaudited)

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with Lehman
Brothers Special Financing, Inc. for the obligation to
pay a fixed rate of 5.31% versus the three month
USD-LIBOR-BBA maturing on August 29, 2018.	$183,321,000	Aug-08/5.310	$13,241,277

Option on an interest rate swap with Lehman
Brothers Special Financing, Inc. for the obligation to
receive a fixed rate of 5.31% versus the three month
USD-LIBOR-BBA maturing on August 29, 2018.	183,321,000	Aug-08/5.310	665,455

Option on an interest rate swap with Lehman
Brothers Special Financing, Inc. for the obligation to
pay a fixed rate of 2.36% versus the three month
USD-LIBOR-BBA maturing September 22, 2010.	350,437,000	Sep-08/2.360	518,647

Option on an interest rate swap with Lehman
Brothers Special Financing, Inc. for the obligation to
receive a fixed rate of 2.36% versus the three month
USD-LIBOR-BBA maturing September 22, 2010.	350,437,000	Sep-08/2.360	6,865,061

Option on an interest rate swap with Lehman
Brothers Special Financing, Inc. for the obligation to
pay a fixed rate of 5.515% versus the three month
USD-LIBOR-BBA maturing on May 14, 2022.	8,668,000	May-12/5.515	574,428

Option on an interest rate swap with Lehman
Brothers Special Financing, Inc. for the obligation
to receive a fixed rate of 5.515% versus the
three month USD-LIBOR-BBA maturing on
May 14, 2022.	8,668,000	May-12/5.515	361,369

Option on an interest rate swap with Lehman
Brothers Special Financing, Inc. for the obligation to
receive a fixed rate of 5.52% versus the three month
USD-LIBOR-BBA maturing on May 14, 2022.	3,467,000	May-12/5.520	144,019

Option on an interest rate swap with Lehman
Brothers Special Financing, Inc. for the obligation to
pay a fixed rate of 5.52% versus the three month
USD-LIBOR-BBA maturing on May 14, 2022.	3,467,000	May-12/5.520	230,035

Option on an interest rate swap with JPMorgan
Chase Bank, N.A. for the obligation to pay a
fixed rate of 5.395% versus the three month
USD-LIBOR-BBA maturing on August 28, 2018.	67,841,000	Aug-08/5.395	5,321,448

Option on an interest rate swap with JPMorgan
Chase Bank, N.A. for the obligation to receive a
fixed rate of 5.395% versus the three month
USD-LIBOR-BBA maturing on August 28, 2018.	67,841,000	Aug-08/5.395	198,096

Option on an interest rate swap with JPMorgan
Chase Bank, N.A. for the obligation to pay a
fixed rate of 5.00% versus the three month
USD-LIBOR-BBA maturing on December 19, 2018.	122,424,000	Dec-08/5.000	6,361,151

WRITTEN OPTIONS OUTSTANDING at 4/30/08 (premiums received $65,760,064) (Unaudited) continued

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with JPMorgan
Chase Bank, N.A. for the obligation to receive a
fixed rate of 5.00% versus the three month
USD-LIBOR-BBA maturing on December 19, 2018.	$122,424,000	Dec-08/5.000	$ 1,953,887

Option on an interest rate swap with JPMorgan
Chase Bank, N.A. for the obligation to pay a
fixed rate of 5.215% versus the three month
USD-LIBOR-BBA maturing on February 18, 2020.	166,462,000	Feb-10/5.215	10,087,597

Option on an interest rate swap with JPMorgan
Chase Bank, N.A. for the obligation to receive
a fixed rate of 5.215% versus the three month
USD-LIBOR-BBA maturing on February 18, 2020.	166,462,000	Feb-10/5.215	5,163,651

Option on an interest rate swap with JPMorgan
Chase Bank, N.A. for the obligation to receive a
fixed rate of 5.08% versus the three month
USD-LIBOR-BBA maturing on February 24, 2020.	111,102,000	Feb-10/5.080	3,940,788

Option on an interest rate swap with JPMorgan
Chase Bank, N.A. for the obligation to receive
a fixed rate of 5.22% versus the three month
USD-LIBOR-BBA maturing on February 24, 2020.	111,102,000	Feb-10/5.220	3,454,161

Option on an interest rate swap with JPMorgan
Chase Bank, N.A. for the obligation to pay a
fixed rate of 5.22% versus the three month
USD-LIBOR-BBA maturing on February 24, 2020.	111,102,000	Feb-10/5.220	6,752,780
Option on an interest rate swap with JPMorgan
Chase Bank, N.A. for the obligation to pay a
fixed rate of 5.08% versus the three month
USD-LIBOR-BBA maturing on February 24, 2020.	111,102,000	Feb-10/5.080	6,070,613

Option on an interest rate swap with JPMorgan
Chase Bank, N.A. for the obligation to pay a fixed
rate of 5.51% versus the three month
USD-LIBOR-BBA maturing on May 14, 2022.	17,335,500	May-12/5.510	1,143,623

Option on an interest rate swap with JPMorgan
Chase Bank, N.A. for the obligation to receive a
fixed rate of 5.51% versus the three month
USD-LIBOR-BBA maturing on May 14, 2022.	17,335,500	May-12/5.510	725,144

Total			$73,773,230

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 4/30/08 (Unaudited)

	Upfront		Payments	Payments	Unrealized
Swap counterparty /	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

Bank of America, N.A.
$ 91,608,000	$—	1/28/24	3 month USD-LIBOR-
			BBA	5.2125%	$ 6,812,281

70,599,000	—	12/22/09	3.965%	3 month USD-LIBOR-
				BBA	(1,902,410)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 4/30/08 (Unaudited) continued

	Upfront		Payments	Payments	Unrealized
Swap counterparty /	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

Bank of America, N.A. continued
$134,600,000	$—	1/14/10	3 month USD-LIBOR-
			BBA	4.106%	$ 3,883,778

106,100,000	—	4/6/10	4.6375%	3 month USD-LIBOR-
				BBA	(3,241,687)

1,320,000	—	9/24/09	3 month USD-LIBOR-
			BBA	4.7375%	35,490

25,430,000	—	6/17/15	4.555%	3 month USD-LIBOR-
				BBA	(1,049,616)

9,200,000	—	6/23/15	4.466%	3 month USD-LIBOR-
				BBA	(327,742)

3,830,000	—	6/23/15	4.45%	3 month USD-LIBOR-
				BBA	(132,394)

4,590,000	—	6/24/15	4.39%	3 month USD-LIBOR-
				BBA	(140,573)

61,500,000	—	10/21/15	4.943%	3 month USD-LIBOR-
				BBA	(3,201,101)

5,417,000	—	10/3/16	5.15630%	3 month USD-LIBOR-
				BBA	(365,963)

1,000,000	—	9/1/15	3 month USD-LIBOR-
			BBA	4.53%	27,268

Bear Stearns Bank plc
84,500,000	—	4/24/12	5.027%	3 month USD-LIBOR-
				BBA	(4,426,929)

Citibank, N.A.
5,230,000	—	4/7/14	5.377%	3 month USD-LIBOR-
				BBA	(406,875)

65,880,000	—	7/27/09	5.504%	3 month USD-LIBOR-
				BBA	(2,984,787)

31,016,000	—	10/26/12	4.6275%	3 month USD-LIBOR-
				BBA	(1,171,269)

68,952,000	—	11/9/09	4.387%	3 month USD-LIBOR-
				BBA	(2,398,809)

70,857,000	—	11/9/17	5.0825%	3 month USD-LIBOR-
				BBA	(5,376,806)

63,720,000	—	11/23/17	4.885%	3 month USD-LIBOR-
				BBA	(3,731,452)

3,650,000	—	11/9/17	3 month USD-LIBOR-
			BBA	5.07641%	275,113

144,814,000	—	12/24/09	3 month USD-LIBOR-
			BBA	3.8675%	3,632,332

27,252,000	—	12/24/27	4.9425%	3 month USD-LIBOR-
				BBA	(1,088,857)

Credit Suisse First Boston International
55,240,000	—	10/7/14	3 month USD-LIBOR-
			BBA	4.624%	1,971,755

Credit Suisse International
7,038,000	—	8/29/12	5.04556%	3 month USD-LIBOR-
				BBA	(405,787)

5,195,000	—	3/21/16	3 month USD-LIBOR-
			BBA	5.20497%	369,541

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 4/30/08 (Unaudited) continued

	Upfront		Payments	Payments	Unrealized
Swap counterparty /	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

Credit Suisse International continued
$ 11,742,000	$—	10/16/17	3 month USD-LIBOR-
			BBA	5.297%	$902,941

7,986,000	—	9/28/16	5.10886%	3 month USD-LIBOR-
				BBA	(512,783)

Deutsche Bank AG
61,565,504	—	8/2/32	5.86%	3 month USD-LIBOR-
				BBA	(9,832,090)

54,861,045	—	8/2/22	3 month USD-LIBOR-
			BBA	5.7756%	7,074,734

27,130,000	—	10/16/17	3 month USD-LIBOR-
			BBA	5.297%	2,086,255

18,710,000	—	11/7/17	3 month USD-LIBOR-
			BBA	5.056%	1,374,429

Goldman Sachs Capital Markets, L.P.
61,565,504	—	8/12/32	5.689%	3 month USD-LIBOR-
				BBA	(8,249,621)

54,861,045	—	8/12/22	3 month USD-LIBOR-
			BBA	5.601%	6,010,266

Goldman Sachs International
32,826,000	—	3/11/38	5.029%	3 month USD-LIBOR-
				BBA	(1,124,340)

51,275,000	—	4/2/18	4.076%	3 month USD-LIBOR-
				BBA	1,135,843

61,798,000	—	9/29/08	5.085%	3 month USD-LIBOR-
				BBA	(713,012)

191,511,000	—	4/3/18	3 month USD-LIBOR-
			BBA	4.19%	(2,456,794)

87,394,000	—	4/8/10	3 month USD-LIBOR-
			BBA	2.64%	(725,012)

59,900,000	—	4/23/18	4.43%	3 month USD-LIBOR-
				BBA	(309,558)

19,660,000	—	9/29/16	3 month USD-LIBOR-
			BBA	5.1275%	1,284,655

5,329,000	—	10/19/16	5.32413%	3 month USD-LIBOR-
				BBA	(414,576)

37,000,000	—	7/25/09	5.327%	3 month USD-LIBOR-
				BBA	(1,586,881)

222,080,000	—	11/20/08	5.16%	3 month USD-LIBOR-
				BBA	(6,613,974)

49,968,000	—	11/20/26	3 month USD-LIBOR-
			BBA	5.261%	4,169,512

217,245,000	—	11/21/08	5.0925%	3 month USD-LIBOR-
				BBA	(6,324,847)

48,123,000	—	11/21/26	3 month USD-LIBOR-
			BBA	5.2075%	3,678,763

29,390,000	—	1/8/12	3 month USD-LIBOR-
			BBA	4.98%	1,855,658

4,830,000	—	11/9/17	3 month USD-LIBOR-
			BBA	5.071%	361,900

16,030,000	—	4/7/14	5.33842%	3 month USD-LIBOR-
				BBA	(1,212,679)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 4/30/08 (Unaudited) continued

	Upfront		Payments	Payments	Unrealized
Swap counterparty /	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

Goldman Sachs International continued
$ 5,322,000	$—	5/3/16	5.565%	3 month USD-LIBOR-
				BBA	$(599,929)

24,460,000	—	9/14/14	4.906%	3 month USD-LIBOR-
				BBA	(1,293,079)

11,999,000	—	9/14/17	5.0625%	3 month USD-LIBOR-
				BBA	(720,772)

97,832,400	—	9/19/09	3 month USD-LIBOR-
			BBA	4.763%	2,692,021

141,023,100	—	9/21/09	3 month USD-LIBOR-
			BBA	4.60%	3,493,010

39,245,600	—	9/21/17	5.149%	3 month USD-LIBOR-
				BBA	(2,623,492)

2,030,000	—	11/9/17	3 month USD-LIBOR-
			BBA	5.08%	153,632

272,933,000	—	1/16/18	5.790%	3 month USD-LIBOR-
				BBA	(35,712,970)

JPMorgan Chase Bank, N.A.
30,969,000	—	2/15/18	3 month USD-LIBOR-
			BBA	5.34%	2,585,688

34,100,000	—	4/23/17	5.186%	3 month USD-LIBOR-
				BBA	(2,298,461)

200,941,000	—	4/8/13	3 month USD-LIBOR-
			BBA	3.58406%	(1,661,573)

41,147,000	—	8/15/11	5.412%	3 month USD-LIBOR-
				BBA	(2,679,278)

29,451,000	—	3/5/18	4.325%	3 month USD-LIBOR-
				BBA	31,161

75,794,000	—	3/7/18	4.45%	3 month USD-LIBOR-
				BBA	(695,915)

20,516,000	—	3/11/38	5.0025%	3 month USD-LIBOR-
				BBA	(615,166)

73,518,000	—	3/11/38	5.03%	3 month USD-LIBOR-
				BBA	(2,529,966)

287,973,000	—	3/15/10	3 month USD-LIBOR-
			BBA	2.5%	(3,111,868)

166,411,000	—	3/20/13	3 month USD-LIBOR-
			BBA	3.145%	(4,503,701)

121,767,000	—	3/20/13	3 month USD-LIBOR-
			BBA	3.13%	(3,379,132)

230,974,000	—	3/26/10	3 month USD-LIBOR-
			BBA	2.33375%	(3,152,178)

156,000,000	—	1/17/16	4.946%	3 month USD-LIBOR-
				BBA	(10,088,870)

5,733,000	—	9/18/16	5.291%	3 month USD-LIBOR-
				BBA	(445,178)

72,402,000	—	9/28/08	5.096%	3 month USD-LIBOR-
				BBA	(849,554)

58,900,000	—	3/7/15	3 month USD-LIBOR-
			BBA	4.798%	2,701,959

96,800,000	—	6/27/17	3 month USD-LIBOR-
			BBA	5.712%	12,052,899

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 4/30/08 (Unaudited) continued

	Upfront		Payments	Payments	Unrealized
Swap counterparty /	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

JPMorgan Chase Bank, N.A. continued
$113,530,000	$—	7/5/17	3 month USD-LIBOR-
			BBA	4.55%	$3,545,542

62,040,000	—	10/10/13	5.054%	3 month USD-LIBOR-
				BBA	(3,693,076)

86,260,000	—	10/10/13	5.09%	3 month USD-LIBOR-
				BBA	(5,305,709)

221,852,000	—	11/20/08	5.165%	3 month USD-LIBOR-
				BBA	(6,580,444)

49,901,000	—	11/20/26	3 month USD-LIBOR-
			BBA	5.266%	4,196,475

6,300,000	—	7/25/17	3 month USD-LIBOR-
			BBA	5.652%	737,827

8,389,000	—	12/19/16	5.0595%	3 month USD-LIBOR-
				BBA	(618,784)

12,553,000	—	1/19/17	3 month USD-LIBOR-
			BBA	5.249%	1,070,797

49,331,000	—	1/19/09	5.24%	3 month USD-LIBOR-
				BBA	(1,520,745)

173,000,000	—	1/31/17	3 month USD-LIBOR-
			BBA	5.415%	16,970,846

110,693,000	—	3/8/17	3 month USD-LIBOR-
			BBA	5.28%	8,537,874

23,040,000	—	9/28/16	3 month USD-LIBOR-
			BBA	5.1223%	1,498,812

39,300,000	—	8/7/12	3 month USD-LIBOR-
			BBA	5.194%	2,534,913

22,120,000	—	6/16/15	4.538%	3 month USD-LIBOR-
				BBA	(888,371)

5,510,000	—	6/24/15	4.387%	3 month USD-LIBOR-
				BBA	(167,644)

80,000,000	—	6/29/15	3 month USD-LIBOR-
			BBA	4.296%	1,918,205

15,425,000	—	8/2/15	3 month USD-LIBOR-
			BBA	4.6570%	573,872

282,300,000	—	8/13/12	3 month USD-LIBOR-
			BBA	5.2%	18,269,045

52,021,000	—	8/29/17	5.2925%	3 month USD-LIBOR-
				BBA	(4,091,546)

14,749,000	—	8/29/17	5.263%	3 month USD-LIBOR-
				BBA	(1,128,461)

141,023,100	—	9/21/09	3 month USD-LIBOR-
			BBA	4.6125%	3,518,747

39,245,600	—	9/21/17	5.15%	3 month USD-LIBOR-
				BBA	(2,626,279)

17,628,000	—	9/27/17	5.2335%	3 month USD-LIBOR-
				BBA	(1,291,101)

20,012,000	—	10/30/12	4.68375%	3 month USD-LIBOR-
				BBA	(803,073)

11,400,000	—	11/7/17	3 month USD-LIBOR-
			BBA	5.05771%	839,016

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 4/30/08 (Unaudited) continued

	Upfront		Payments	Payments	Unrealized
Swap counterparty /	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

JPMorgan Chase Bank, N.A. continued
$ 68,952,000	$—	11/9/09	4.3975%	3 month USD-LIBOR-
				BBA	$(2,412,611)

70,857,000	—	11/9/17	5.0895%	3 month USD-LIBOR-
				BBA	(5,418,147)

112,983,000	—	12/11/17	3 month USD-LIBOR-
			BBA	4.65%	4,300,541

27,252,000	—	12/24/27	4.9675%	3 month USD-LIBOR-
				BBA	(1,179,556)

200,400,000	—	8/4/08	3 month USD-LIBOR-
			BBA	5.40%	2,374,665

104,300,000	—	8/4/16	3 month USD-LIBOR-
			BBA	5.5195%	10,035,581

55,400,000	—	10/21/15	4.916%	3 month USD-LIBOR-
				BBA	(2,786,782)

5,877,000	—	1/18/18	4.27625%	3 month USD-LIBOR-
				BBA	(31,839)

7,439,000	—	1/24/18	4.135%	3 month USD-LIBOR-
				BBA	52,715

9,919,000	—	1/24/18	4.175%	3 month USD-LIBOR-
				BBA	37,479

9,919,000	—	1/24/18	4.1625%	3 month USD-LIBOR-
				BBA	47,732

206,768,000	—	1/31/18	3 month USD-LIBOR-
			BBA	4.25%	449,207

Lehman Brothers Special Financing, Inc.
154,595,000	929,832	2/26/18	4.65%	3 month USD-LIBOR-
				BBA	(3,082,746)

66,907,000	(46,320)	3/14/18	3 month USD-LIBOR-
			BBA	4.35%	19,193

248,798,000	—	4/3/18	4.087%	3 month USD-LIBOR-
				BBA	5,294,069

19,081,000	—	4/16/18	3 month USD-LIBOR-
			BBA	4.405%	75,690

66,582,000	—	4/19/38	4.8425%	3 month USD-LIBOR-
				BBA	(173,579)

49,292,000	—	4/21/38	4.945%	3 month USD-LIBOR-
				BBA	(924,766)

27,294,000	—	4/26/38	3 month USD-LIBOR-
			BBA	4.77%	(264,486)

168,771,000	—	3/19/13	3 month USD-LIBOR-
			BBA	3.0675%	(5,176,447)

354,580,000	—	3/20/13	3 month USD-LIBOR-
			BBA	3.13666%	(9,734,363)

60,682,000	—	3/20/13	3 month USD-LIBOR-
			BBA	3.215%	(1,448,115)

130,020,000	—	3/26/10	3 month USD-LIBOR-
			BBA	2.3525%	(1,727,848)

130,020,000	—	3/26/10	3 month USD-LIBOR-
			BBA	2.395%	(1,621,060)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 4/30/08 (Unaudited) continued

	Upfront		Payments	Payments	Unrealized
Swap counterparty /	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

Lehman Brothers Special Financing, Inc. continued
$163,501,000	$—	3/20/13	3 month USD-LIBOR-
			BBA	3.07%	$(4,986,640)

157,679,000	—	3/20/13	3 month USD-LIBOR-
			BBA	3.06%	(4,881,825)

455,400,000	—	3/25/13	3 month USD-LIBOR-
			BBA	3.2292%	(10,738,080)

154,400,000	—	3/25/38	4.583%	3 month USD-LIBOR-
				BBA	5,770,800

181,902,000	—	3/25/10	3 month USD-LIBOR-
			BBA	2.275%	(2,683,718)

190,400,000	—	5/29/12	5.28%	3 month USD-LIBOR-
				BBA	(15,068,309)

27,850,000	—	8/24/12	5.085%	3 month USD-LIBOR-
				BBA	(1,651,586)

53,305,622	—	8/29/09	5.005%	3 month USD-LIBOR-
				BBA	(1,595,793)

105,022,000	—	8/29/09	5.001%	3 month USD-LIBOR-
				BBA	(3,150,637)

12,170,000	—	8/29/17	5.29125%	3 month USD-LIBOR-
				BBA	(959,600)

13,779,371	—	8/29/12	5.075%	3 month USD-LIBOR-
				BBA	(814,047)

124,010,000	—	12/28/16	5.084%	3 month USD-LIBOR-
				BBA	(9,280,597)

3,314,864	—	8/29/17	3 month USD-LIBOR-
			BBA	5.32%	268,568

223,430,000	—	8/3/08	3 month USD-LIBOR-
			BBA	5.425%	2,676,700

295,943,000	—	8/3/11	5.445%	3 month USD-LIBOR-
				BBA	(19,694,525)

246,914,000	—	8/3/16	5.5675%	3 month USD-LIBOR-
				BBA	(24,608,539)

183,930,000	—	9/8/16	5.3275%	3 month USD-LIBOR-
				BBA	(14,749,053)

123,000,000	—	9/29/13	5.0555%	3 month USD-LIBOR-
				BBA	(7,429,394)

61,010,000	—	10/23/08	3 month USD-LIBOR-
			BBA	5.26%	731,510

24,523,000	—	10/23/16	3 month USD-LIBOR-
			BBA	5.3275%	1,904,334

61,010,000	—	10/23/08	5.255%	3 month USD-LIBOR-
				BBA	(730,222)

24,523,000	—	10/23/16	5.325%	3 month USD-LIBOR-
				BBA	(1,899,906)

168,290,000	—	3/15/09	4.9298%	3 month USD-LIBOR-
				BBA	(3,496,277)

51,500,000	—	3/16/09	4.9275%	3 month USD-LIBOR-
				BBA	(1,068,754)

30,095,000	—	9/11/17	5.0525%	3 month USD-LIBOR-
				BBA	(1,782,350)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 4/30/08 (Unaudited) continued

	Upfront		Payments	Payments	Unrealized
Swap counterparty /	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

Lehman Brothers Special Financing, Inc. continued
$ 65,221,600	$—	9/19/09	3 month USD-LIBOR-
			BBA	4.755%	$1,786,897

141,023,100	—	9/24/09	3 month USD-LIBOR-
			BBA	4.695%	3,703,840

39,245,600	—	9/24/17	5.285%	3 month USD-LIBOR-
				BBA	(3,044,441)

30,000,000	—	10/9/17	5.285%	3 month USD-LIBOR-
				BBA	(2,292,408)

31,016,000	—	10/26/12	4.61375%	3 month USD-LIBOR-
				BBA	(1,153,554)

6,230,000	—	11/7/17	3 month USD-LIBOR-
			BBA	5.05521%	457,256

68,952,000	—	11/9/09	4.403%	3 month USD-LIBOR-
				BBA	(2,420,629)

70,857,000	—	11/9/17	5.067%	3 month USD-LIBOR-
				BBA	(5,285,113)

141,815,000	—	11/13/09	4.275%	3 month USD-LIBOR-
				BBA	(4,602,960)

152,888,000	—	11/13/17	5.045%	3 month USD-LIBOR-
				BBA	(11,072,276)

3,610,000	—	11/9/17	3 month USD-LIBOR-
			BBA	5.068%	269,570

54,926,000	—	12/11/17	3 month USD-LIBOR-
			BBA	4.839%	2,954,750

144,814,000	—	12/24/09	3 month USD-LIBOR-
			BBA	3.84625%	3,572,240

34,808,000	—	4/12/12	3 month USD-LIBOR-
			BBA	5.087%	1,935,759

11,475,000	—	1/16/18	4.375%	3 month USD-LIBOR-
				BBA	(158,031)

94,558,000	—	2/8/10	2.728%	3 month USD-LIBOR-
				BBA	643,220

68,430,000	—	2/7/18	4.217%	3 month USD-LIBOR-
				BBA	610,947

166,270,000	—	2/14/13	3.563%	3 month USD-LIBOR-
				BBA	1,325,202

54,191,000	—	2/21/18	4.599%	3 month USD-LIBOR-
				BBA	(1,194,535)

130,020,000	—	3/26/10	3 month USD-LIBOR-
			BBA	2.325%	(1,796,335)

Merrill Lynch Capital Services, Inc.
31,016,000	—	10/26/12	4.6165%	3 month USD-LIBOR-
				BBA	(1,156,973)

21,560,000	—	11/6/17	5.00693%	3 month USD-LIBOR-
				BBA	(1,501,324)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 4/30/08 (Unaudited) continued

	Upfront		Payments	Payments	Unrealized
Swap counterparty /	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

Morgan Stanley Capital Services, Inc.
$ 28,000,000	$—	10/2/10	6.94%	3 month USD-LIBOR-
				BBA	$ (2,512,313)

5,631,000	—	8/29/17	5.26021%	3 month USD-LIBOR-
				BBA	(429,624)

3,820,000	—	2/20/17	5.192%	3 month USD-LIBOR-
				BBA	(272,654)

Total					$(198,087,586)

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 4/30/08 (Unaudited)

			Fixed payments	Total return	Unrealized
Swap counterparty /		Termination	received (paid) by	received by	appreciation/
Notional amount		date	fund per annum	or paid by fund	(depreciation)

Bank of America, N.A.
$22,920,000	(1)(F)	5/2/08	Banc of America	The spread	$(1,450,309)
			Securities CMBS	return of Banc
			AAA 10 yr Index	of America
			multiplied by	Securities- CMBS
			the modified	AAA 10 year Index
duration factor

35,940,000	(2)(F)	7/2/08	(Banc of America	The spread	1,777,628
			Securities AAA	return of Banc
			10 yr Index	of America
			multiplied by	Securities- CMBS
			the modified	AAA 10 year Index
duration factor
minus 150 bp)

24,020,000	(1)	5/2/08	10 bp plus	The spread	(1,943,850)
			change in spread	return of Banc
			of Banc	of America
			of America	Securities- CMBS
			Securities AAA	AAA 10 year Index
10 yr Index
multiplied by
the modified
duration factor

75,010,000	(1)	5/2/08	5 bp plus change	The spread	(6,153,169)
			in spread	return of Banc
			of Banc	of America
			of America	Securities- CMBS
			Securities AAA	AAA 10 year Index
10 yr Index
multiplied by
the modified
duration factor

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 4/30/08 (Unaudited) continued

			Fixed payments	Total return	Unrealized
Swap counterparty /		Termination	received (paid) by	received by	appreciation/
Notional amount		date	fund per annum	or paid by fund	(depreciation)

Citibank, N.A.
$ 22,360,000	(1)(F)	5/2/08	12.5 bp plus	The spread	$(1,824,071)
			change in spread	return of Banc
			of Banc	of America
			of America	Securities- CMBS
			Securities AAA	AAA 10 year Index
10 yr Index
multiplied by
the modified
duration factor

Goldman Sachs International
4,951,000		9/15/11	678 bp (1 month	Ford Credit Auto	(70,295)
			USD-LIBOR-BBA)	Owner Trust
Series 2005-B
Class D

111,920,000	(2)(F)	7/2/08	(Banc	The spread	(2,682,051)
			of America	return of Banc
			Securities AAA	of America
			10 yr Index	Securities- CMBS
			multiplied by	AAA 10 year Index
the modified
duration factor
minus 125 bp)

21,510,000	(1)(F)	11/2/08	20 bp plus	The spread	689,396
			change in spread	return of Banc
			of Banc	of America
			of America	Securities- CMBS
			Securities AAA	AAA 10 year Index
10 yr Index
multiplied by
the modified
duration factor

29,470,000	(1)(F)	5/1/08	10 bp plus	The spread	696,376
			change in spread	return of Banc
			of Banc	of America
			of America	Securities- CMBS
			Securities AAA	AAA 10 year Index
10 yr Index
multiplied by
the modified
duration factor

JPMorgan Chase Bank, N.A.
20,475,000	(1)(F)	8/1/08	Change in spread	The spread	(2,028,806)
			of Lehman	return of Lehman
			Brothers AAA	Brothers AAA
			8.5+ Commercial	8.5+ CMBS Index
			Mortgage Backed	adjusted by
			Securities Index	modified
			minus 17.5 bp	duration factor

8,492,000	(F)	4/30/08	110 bp plus Banc	The spread	(419,709)
			of America	return of Banc
			Securities AAA	of America
			10 yr Index	Securities- CMBS
			multiplied by	AAA 10 year Index
the modified
duration factor

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 4/30/08 (Unaudited) continued

			Fixed payments	Total return	Unrealized
Swap counterparty /		Termination	received (paid) by	received by	appreciation/
Notional amount		date	fund per annum	or paid by fund	(depreciation)

Lehman Brothers Special Financing, Inc.
$27,731,000	(2)	8/1/08	(Beginning	The spread	$(1,929,773)
			of period nominal	return of Lehman
			spread of Lehman	Brothers AAA
			Brothers AAA	8.5+ CMBS Index
			8.5+ Commercial	adjusted by
			Mortgage Backed	modified
			Securities Index)	duration factor

24,265,000	(2)(F)	9/1/08	(Beginning	The spread	(1,752,564)
			of period nominal	return of Lehman
			spread of Lehman	Brothers AAA
			Brothers AAA	8.5+ CMBS Index
			8.5+ Commercial	adjusted by
			Mortgage Backed	modified
			Securities Index)	duration factor

86,400,000	(1)	9/1/08	66.7 bp plus	The spread	(8,115,311)
			beginning	return of Lehman
			of period nominal	Brothers AAA
			spread of Lehman	8.5+ CMBS Index
			Brothers AAA	adjusted by
			8.5+ Commercial	modified
			Mortgage Backed	duration factor
Securities Index

41,850,000	(2)(F)	5/1/08	(Beginning	The spread	3,331,134
			of period nominal	return of Lehman
			spread of Lehman	Brothers AAA
			Brothers AAA	8.5+ CMBS Index
			8.5+ Commercial	adjusted by
			Mortgage Backed	modified
			Securities Index	duration factor
minus 218.75 bp)

21,670,000	(2)	5/1/08	(Beginning	The spread	1,673,431
			of period nominal	return of Lehman
			spread of Lehman	Brothers AAA
			Brothers AAA	8.5+ CMBS Index
			8.5+ Commercial	adjusted by
			Mortgage Backed	modified
			Securities Index	duration factor
minus 175 bp)

10,850,000	(2)	6/1/08	(20 bp plus	The spread	741,067
			beginning	return of Lehman
			of period nominal	Brothers AAA
			spread of Lehman	8.5+ CMBS Index
			Brothers AAA	adjusted by
			8.5+ Commercial	modified
			Mortgage Backed	duration factor
Securities Index)

24,510,000	(2)	6/2/08	(Beginning	The spread	1,645,486
			of period nominal	return of Lehman
			spread of Lehman	Brothers AAA
			Brothers AAA	8.5+ CMBS Index
			8.5+ Commercial	adjusted by
			Mortgage Backed	modified
			Securities Index	duration factor
minus 300 bp)

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 4/30/08 (Unaudited) continued

			Fixed payments	Total return	Unrealized
Swap counterparty /		Termination	received (paid) by	received by	appreciation/
Notional amount		date	fund per annum	or paid by fund	(depreciation)

Lehman Brothers Special Financing, Inc. continued

$41,745,000	(2)	6/1/08	(Beginning	The spread	$ 3,339,274
			of period nominal	return of Lehman
			spread of Lehman	Brothers AAA
			Brothers AAA	8.5+ CMBS Index
			8.5+ Commercial	adjusted by
			Mortgage Backed	modified
			Securities Index	duration factor
minus 500 bp)

72,580,000	(2)(F)	7/2/08	(Beginning	The spread	5,886,165
			of period nominal	return of Lehman
			spread of Lehman	Brothers AAA
			Brothers AAA	8.5+ CMBS Index
			8.5+ Commercial	adjusted by
			Mortgage Backed	modified
			Securities Index	duration factor
minus 230 bp)

44,955,000	(2)	7/1/08	(Beginning	The spread	(2,872,013)
			of period nominal	return of Lehman
			spread of Lehman	Brothers AAA
			Brothers AAA	8.5+ CMBS Index
			8.5+ Commercial	adjusted by
			Mortgage Backed	modified
			Securities Index	duration factor
minus 100 bp)

26,662,000	(1)	8/1/08	Lehman Brothers	The spread	103,195
			SD CMBS AAA 8.5+	return of Lehman
			Index multiplied	Brothers SD CMBS
			by the modified	AAA 8.5+ Index
duration factor
plus 40 bp

26,662,000	(1)	8/1/08	Lehman Brothers	The spread	116,748
			SD CMBS AAA 8.5+	return of Lehman
			Index multiplied	Brothers SD CMBS
			by the modified	AAA 8.5+ Index
duration factor
plus 50 bp

67,115,000	(1)	8/1/08	Lehman Brothers	The spread	38,007
			SD CMBS AAA 8.5+	return of Lehman
			Index multiplied	Brothers SD CMBS
			by the modified	AAA 8.5+ Index
duration factor
minus 25 bp

Morgan Stanley Capital Services, Inc.
70,547,000	(2)(F)	4/30/08	(Banc of America	The spread	(1,428,153)
			Securities LLC	return of Banc
			AAA 10 yr CMBS	of America
			Daily Index	Securities LLC
			multiplied by	AAA 10 year CMBS
			the modified	Daily Index
duration factor
plus 175 bp)

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 4/30/08 (Unaudited) continued

			Fixed payments	Total return	Unrealized
Swap counterparty /		Termination	received (paid) by	received by	appreciation/
Notional amount		date	fund per annum	or paid by fund	(depreciation)

Morgan Stanley Capital Services, Inc. continued
$22,000,000	(1)(F)	4/30/08	Change in spread	The spread	$ (1,408,792)
			of Banc	return of Banc
			of America	of America
			Securities AAA	Securities- CMBS
			10 yr Index	AAA 10 year Index
multiplied by
the modified
duration factor
minus 15 bp

38,957,000	(1)(F)	5/2/08	10 bp plus Banc	The spread	(2,378,325)
			of America	return of Banc
			Securities AAA	of America
			10 yr Index	Securities- CMBS
			multiplied by	AAA 10 year Index
the modified
duration factor

25,490,000	(2)(F)	5/31/08	(Banc of America	The spread	1,039,304
			Securities AAA	return of Banc
			10 yr Index	of America
			multiplied by	Securities- CMBS
			the modified	AAA 10 year Index
duration factor
minus 250 bp)

68,135,000	(1)(F)	8/1/08	Beginning	The spread	(52,055)
			of period nominal	return of Lehman
			spread of Lehman	Brothers Aaa
			Brothers AAA	8.5+ CMBS Index
			8.5+ Commercial	adjusted by
			Mortgage Backed	modified
			Securities Index	duration factor

501,836,295		5/13/08	(2.87438%) 5.50%	FNMA 5.5 30 YR	(3,145,511)
TBA

Total					$(18,577,546)

(F) Is valued at fair value following procedures approved by the Trustees.

(1) Fund receives the net fixed and total return payment if positive and pays the net fixed and total return payment if negative.

(2) Fund pays the net fixed and total return payment if positive and receives the net fixed and total return payment if negative.

CREDIT DEFAULT CONTRACTS OUTSTANDING at 4/30/08 (Unaudited)

	Upfront			Fixed payments	Unrealized
Swap counterparty /	premium	Notional	Termination	received (paid) by	appreciation/
Referenced debt*	received (paid)**	amount	date	fund per annum	(depreciation)

Bank of America, N.A.
DJ ABX NA CMBX BBB Index	$ 6,424	$ 9,342,493	10/12/52	(134 bp)	$2,485,555

DJ ABX NA HE AAA Index	485,570	4,222,350	7/25/45	18 bp	253,196

Financial Security
Assurance Inc.	—	440,000	12/20/12	95 bp	(18,639)

L-3 Communications
Corp. 7 5/8%, 6/15/12	—	400,000	6/20/11	(101 bp)	(1,431)

CREDIT DEFAULT CONTRACTS OUTSTANDING at 4/30/08 (Unaudited) continued

	Upfront			Fixed payments	Unrealized
Swap counterparty /	premium	Notional	Termination	received (paid) by	appreciation/
Referenced debt*	received (paid)**	amount	date	fund per annum	(depreciation)

Bank of America, N.A. continued
Marsh & McLennan Co.
Inc., 5 3/8%, 7/15/14	$ —	$ 2,230,000	3/20/12	(95 bp)	$ (37,594)

Meadwestvaco Corp.,
6.85%, 4/1/12	—	240,000	3/20/18	(177 bp)	(1,814)

Bear Stearns International, Ltd.
GATX Corp., 8.875%,
6/1/09	—	755,000	3/20/16	(100 bp)	(4,535)

Citibank, N.A.
Arrow Electronic Inc.,
6 7/8%, 6/1/18	—	970,000	3/20/13	(43 bp)	10,581

CMS Energy Corp.,
6.875%, 12/15/15	—	2,155,000	6/20/12	57 bp	(48,584)

Conagra Foods Inc., 7%,
10/1/28	—	633,000	9/20/10	(27 bp)	(345)

DJ ABX NA HE AAA Index	829,872	7,871,368	7/25/45	18 bp	421,348

Marsh & McLennan Co.
Inc., 5 3/8%, 7/15/14	—	1,360,000	9/20/14	(105 bp)	(34,469)

Motorola, Inc., 6.5%,
9/1/25	—	1,200,000	3/20/13	(79 bp)	61,870

Sara Lee Corp., 6 1/8%,
11/1/32	—	1,195,000	9/20/11	(43 bp)	(2,739)

Valero Energy Corp.,
9.5%, 2/1/13	—	1,500,000	3/20/13	(69.5 bp)	4,604

Yum! Brands Inc.,
8 7/8%, 4/15/11	—	1,180,000	3/20/13	(65 bp)	8,356

Credit Suisse International
DJ ABX NA HE AAA Index	989,442	6,569,427	7/25/45	18 bp	648,563

DJ CMB NA CMBX AA Index	(259,749)	1,162,000 (F)	10/12/52	(25 bp)	(97,491)

DJ CMB NA CMBX AAA Index	390,148	2,344,000	12/13/49	8 bp	235,547

DJ CMB NA CMBX AAA Index	2,065,752	13,186,500	2/17/51	35 bp	1,418,103

DJ CMB NA CMBX AAA Index	(563,025)	6,773,000	12/13/49	(8 bp)	(116,305)

Sprint Capital Corp,
8 3/8%, 3/15/12	—	3,670,000	6/20/12	(59 bp)	531,716

Deutsche Bank AG
DJ ABX NA CMBX AAA Index	206,793	3,430,000	2/17/51	35 bp	37,663

DJ ABX NA HE AAA Index	388,920	3,794,342	7/25/45	18 bp	180,101

DJ CDX NA IG Series 9
Index 30-100% tranche	—	27,760,000	12/20/12	(27.2 bp)	(78,449)

France Telecom, 7.25%,
1/28/13	—	2,375,000	6/20/16	70 bp	(45,465)

iStar Financial, Inc.,
6%, 12/15/10	11,475	170,000	3/20/09	500 bp	8,515

Goldman Sachs International
Any one of the
underlying securities
in the basket of BB
CMBS securities	—	11,022,000 (F)	(a)	2.461%	(1,760,206)

DJ ABX HE A Index	1,452,112	2,167,000	1/25/38	369 bp	(475,407)

DJ ABX HE AAA Index	509,291	2,167,000	1/25/38	76 bp	(400,621)

CREDIT DEFAULT CONTRACTS OUTSTANDING at 4/30/08 (Unaudited) continued

	Upfront			Fixed payments	Unrealized
Swap counterparty /	premium	Notional	Termination	received (paid) by	appreciation/
Referenced debt*	received (paid)**	amount	date	fund per annum	(depreciation)

Goldman Sachs International continued
DJ CDX NA CMBX AAA Index $ 84,124		$ 2,300,000	3/15/49	7 bp	$ (33,877)

DJ CDX NA HY Series 9
Index 25-35% tranche	—	4,593,000	12/20/10	108.65 bp	(106,798)

DJ CDX NA HY Series 9
Index 25-35% tranche	—	27,760,000	12/20/10	249 bp	382,949

DJ CDX NA HY Series 9
Index 25-35% tranche	—	9,460,000	12/20/10	305 bp	270,351

DJ CDX NA IG Series 10
Index	(1,853,378)	94,230,000	6/20/13	155 bp	854,766

DJ CDX NA IG Series 10
Index	2,232,747	97,136,000	6/20/18	(150 bp)	(2,192,931)

DJ CDX NA IG Series 10
Index	(863,434)	67,198,000	6/20/13	155 bp	1,085,177

DJ CDX NA IG Series 10
Index 30-100% tranche	—	83,280,000	6/20/13	(44.25 bp)	(883,905)

DJ CDX NA IG Series 10
Index	146,150	7,614,000	6/20/18	(150 bp)	(203,929)

DJ CDX NA IG Series 10
Index	(801,111)	108,550,000	6/20/13	155 bp	2,416,733

DJ CDX NA IG Series 8
Index	1,078,770	77,035,000	6/20/18	(150 bp)	(2,479,219)

Lehman Brothers
Holdings, 6 5/8%,
1/18/12	—	2,190,000	9/20/17	(67.8 bp)	91,026

Merrill Lynch & Co.,
5%, 1/15/15	—	2,190,000	9/20/17	(59.8 bp)	102,366

JPMorgan Chase Bank, N.A.
DJ CDX NA HY Series 9
Index 25-35% tranche	—	4,709,000	12/20/10	105.5 bp	(113,389)

DJ CDX NA IG Series 9
Index	—	3,640,000	12/20/12	(13.55 bp)	12,016

GMAC, LLC, 6 7/8%,
8/28/12	88,838	1,545,000	3/20/09	500 bp	15,507

iStar Financial, Inc.,
6%, 12/15/10	11,550	165,000	3/20/09	500 bp	8,677

Lehman Brothers Special Financing, Inc.
Bear Stearns Co. Inc.,
5.3%, 10/30/15	—	2,190,000	9/20/17	(77 bp)	(21,502)

CMS Energy Corp.,
6.875%, 12/15/15	—	540,000	6/20/12	62 bp	(11,128)

DJ ABX HE A Index	1,452,112	2,167,000	1/25/38	369 bp	(478,274)

DJ ABX HE A Index	1,509,540	2,172,000	1/25/38	369 bp	(425,301)

DJ ABX HE AAA Index	509,291	2,167,000	1/25/38	76 bp	(386,487)

DJ ABX HE AAA Index	608,160	2,172,000	1/25/38	76 bp	(290,223)

DJ CDX NA CMBX AA Index	(97,243)	3,069,000 (F)	3/15/49	(15 bp)	464,903

DJ CDX NA HY Series 8
Index 35-60% tranche	—	73,682,000	6/20/12	104 bp	(2,824,980)

DJ CDX NA HY Series 9
Index 25-35% tranche	—	18,600,000	12/20/10	104.5 bp	(452,926)

CREDIT DEFAULT CONTRACTS OUTSTANDING at 4/30/08 (Unaudited) continued

	Upfront			Fixed payments	Unrealized
Swap counterparty /	premium	Notional	Termination	received (paid) by	appreciation/
Referenced debt*	received (paid)**	amount	date	fund per annum	(depreciation)

Lehman Brothers Special Financing, Inc. continued
DJ CDX NA HY Series 9
Index 25-35% tranche	$ —	$ 18,600,000	12/20/10	90 bp	$ (523,962)

DJ CDX NA HY Series 9
Index 25-35% tranche	—	27,760,000	12/20/10	266 bp	507,545

DJ CDX NA HY Series 9
Index 25-35% tranche	—	55,520,000	12/20/10	295 bp	1,440,281

DJ CDX NA IG Series 10
Index 30-100% tranche	—	64,384,100 (F)	6/20/13	(42 bp)	(654,829)

DJ LCDX NA Series 9
Index, 30-100% tranche	—	9,300,000 (F)	12/20/12	96 bp	121,616

DJ CDX NA IG Series 10
Index	1,447,482	77,340,000	6/20/18	(150 bp)	(2,127,818)

DJ CDX NA IG Series 10
Index	465,191	30,749,000	6/20/18	(150 bp)	(953,722)

DJ CDX NA IG Series 9
Index	(1,006,823)	21,736,500	12/20/17	(80 bp)	(798,877)

Domtar Corp., 7 1/8%,
8/15/15	—	410,000	12/20/11	(250 bp)	10,161

Goldman Sachs Group,
Inc., 6.6%, 1/15/12	—	2,190,000	9/20/17	(58 bp)	49,677

Morgan Stanley Dean
Witter, 6.6%, 4/1/12	—	2,190,000	9/20/17	(60.5 bp)	73,945

Morgan Stanley Dean
Witter, 6.6%, 4/1/12	—	2,190,000	9/20/12	48 bp	(63,836)

Morgan Stanley Capital Services, Inc.
DJ ABX NA CMBX AAA Index	1,897,762	26,662,000	3/15/49	7 bp	514,943

DJ CDX NA IG Series 10
Index	576,816	29,607,500	6/20/18	(150 bp)	(788,386)

DJ CDX NA IG Series 10
Index	2,595,841	158,520,000	6/20/18	(150 bp)	(4,700,306)

DJ CMB NA CMBX AA Index	(331,510)	1,453,000 (F)	10/12/52	(25 bp)	(128,619)

DJ CMB NA CMBX AAA Index	9,277,881	77,342,500	12/13/49	8 bp	4,155,900

DJ CMB NA CMBX AAA Index	10,211,094	94,093,500	2/17/51	35 bp	5,596,107

DJ CDX NA IG Series 10
Index 30-100% tranche	—	52,781,000 (F)	6/20/13	(52 bp)	(794,295)

DJ CDX NA IG Series 10
Index 30-100% tranche	—	25,060,000 (F)	6/20/13	(38.6 bp)	(211,561)

Total					$(1,294,810)

* Payments related to the reference debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

(a) Terminating on the date on which the notional amount is reduced to zero or the date on which the assets securing the reference entity are liquidated.

(F) Is valued at fair value following procedures approved by the Trustees.

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 4/30/08 (Unaudited)

ASSETS

Investment in securities, at value, including $34,339,909 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $4,109,233,070)	$4,108,809,032
Affiliated issuers (identified cost $93,719,400) (Note 5)	93,719,400

Cash	2,850,883

Interest and other receivables	18,429,094

Receivable for shares of the fund sold	657,308

Receivable for securities sold	4,961,826

Receivable for sales of delayed delivery securities (Notes 1 and 6)	638,024,936

Receivable from Manager (Note 2)	139,203

Unrealized appreciation on swap contracts (Note 1)	231,720,895

Premium paid on swap contracts (Note 1)	5,822,593

Receivable for closed swap contracts (Note 1)	28,411

Total assets	5,105,163,581

LIABILITIES

Payable for variation margin (Note 1)	4,423,826

Payable for securities purchased	9,674,872

Payable for purchases of delayed delivery securities (Notes 1 and 6)	1,784,452,562

Payable for shares of the fund repurchased	2,431,441

Payable for compensation of Manager (Notes 2 and 5)	2,257,175

Payable for investor servicing fees (Note 2)	471,413

Payable for Trustee compensation and expenses (Note 2)	286,170

Payable for administrative services (Note 2)	3,548

Payable for distribution fees (Note 2)	340,906

Unrealized depreciation on swap contracts (Note 1)	449,680,837

Premium received on swap contracts (Note 1)	42,458,980

Payable for closed swap contracts (Note 1)	8,019,101

Written options outstanding, at value (premiums received $65,760,064) (Notes 1 and 3)	73,773,230

TBA sales commitments, at value (proceeds receivable $556,216,289) (Note 1)	558,866,847

Collateral on securities loaned, at value (Note 1)	34,768,860

Other accrued expenses	194,574

Total liabilities	2,972,104,342

Net assets	$2,133,059,239

(Continued on next page)

Statement of assets and liabilities (Continued)

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$2,327,357,287

Undistributed net investment income (Note 1)	35,007,507

Accumulated net realized loss on investments (Note 1)	(50,788,041)

Net unrealized depreciation of investments	(178,517,514)

Total - Representing net assets applicable to capital shares outstanding	$2,133,059,239

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($735,685,950 divided by 112,482,318 shares)	$6.54

Offering price per class A share
(100/96.00 of $6.54)*	$6.81

Net asset value and offering price per class B share
($89,541,870 divided by 13,782,924 shares)**	$6.50

Net asset value and offering price per class C share
($23,123,423 divided by 3,550,069 shares)**	$6.51

Net asset value and redemption price per class M share
($229,728,087 divided by 35,589,294 shares)	$6.45

Offering price per class M share
(100/96.75 of $6.45)***	$6.67

Net asset value, offering price and redemption price per class R share
($1,543,060 divided by 236,410 shares)	$6.53

Net asset value, offering price and redemption price per class Y share
($1,053,436,849 divided by 159,785,901 shares)	$6.59

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

*** On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations Six months ended 4/30/08 (Unaudited)

INVESTMENT INCOME

Interest (including interest income of $2,013,041
from investments in affiliated issuers) (Note 5)	$ 80,877,462

Securities lending	27,624

Total investment income	80,905,086

EXPENSES

Compensation of Manager (Note 2)	5,830,209

Investor servicing fees (Note 2)	2,732,815

Custodian fees (Note 2)	58,985

Trustee compensation and expenses (Note 2)	39,336

Administrative services (Note 2)	31,859

Distribution fees — Class A (Note 2)	950,936

Distribution fees — Class B (Note 2)	499,949

Distribution fees — Class C (Note 2)	109,373

Distribution fees — Class M (Note 2)	604,267

Distribution fees — Class R (Note 2)	3,513

Other	293,815

Non-recurring costs (Notes 2 and 7)	3,975

Costs assumed by Manager (Notes 2 and 7)	(3,975)

Fees waived and reimbursed by Manager (Notes 2 and 5)	(811,590)

Total expenses	10,343,467

Expense reduction (Note 2)	(276,103)

Net expenses	10,067,364

Net investment income	70,837,722

Net realized gain on investments (Notes 1 and 3)	59,418,654

Net realized gain on swap contracts (Note 1)	46,978,835

Net realized loss on futures contracts (Note 1)	(14,256,450)

Net realized loss on written options (Notes 1 and 3)	(15,125,591)

Net unrealized depreciation of investments, futures contracts,
swap contracts, written options, and TBA sale commitments during the period	(145,970,771)

Net loss on investments	(68,955,323)

Net increase in net assets resulting from operations	$ 1,882,399

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

DECREASE IN NET ASSETS

	Six months ended	Year ended
	4/30/08*	10/31/07

Operations:
Net investment income	$ 70,837,722	$ 114,634,349

Net realized gain on investments	77,015,448	20,572,079

Net unrealized depreciation of investments	(145,970,771)	(10,657,815)

Net increase in net assets resulting from operations	1,882,399	124,548,613

Distributions to shareholders (Note 1):

From ordinary income

Net investment income

Class A	(25,681,218)	(36,686,887)

Class B	(3,021,514)	(5,242,893)

Class C	(655,490)	(830,587)

Class M	(8,091,774)	(13,239,603)

Class R	(46,670)	(42,898)

Class Y	(37,621,569)	(59,801,833)

Redemption fees (Note 1)	2,311	4,937

Decrease from capital share transactions (Note 4)	(73,660,479)	(223,642,431)

Total decrease in net assets	(146,894,004)	(214,933,582)

NET ASSETS

Beginning of period	2,279,953,243	2,494,886,825

End of period (including undistributed net investment
income of $35,007,507 and $39,288,020, respectively)	$2,133,059,239	$2,279,953,243

* Unaudited

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

			Net						Total			Ratio of net
	Net asset		realized and	Total	From			Net asset	return	Net	Ratio of	investment
	value,	Net	unrealized	from	net			value,	at net	assets,	expenses to	income	Portfolio
	beginning	investment	gain (loss) on	investment	investment	Total	Redemption	end	asset	end of period	average net	to average	turnover
Period ended	of period	income(a)	investments	operations	income	distributions	fees	of period	value (%)(b)	(in thousands)	assets (%)(c)	net assets (%)	(%)

CLASS A
April 30, 2008**	$6.77	.21(d)	(.21)	—(e)	(.23)	(.23)	—(e)	$6.54	(.07)*	$735,686	.49*(d)	3.18*(d)	94.37*(g)
October 31, 2007	6.74	.31(d)	.04	.35	(.32)	(.32)	—(e)	6.77	5.35	768,016	.98(d)	4.67(d)	322.90(g)
October 31, 2006	6.73	.27(d,f)	.03	.30	(.29)	(.29)	—(e)	6.74	4.53	791,970	.95(d,f)	4.07(d,f)	238.67(g)
October 31, 2005	6.87	.23(d)	(.16)	.07	(.21)	(.21)	—(e)	6.73	1.05	872,931	.98(d)	3.42(d)	300.04(g)
October 31, 2004	6.69	.19(d)	.19	.38	(.20)	(.20)	—(e)	6.87	5.70	985,939	.99(d)	2.83(d)	441.06
October 31, 2003	6.59	.24	.11	.35	(.25)	(.25)	—	6.69	5.45	1,279,779.93		3.64	251.00(h)

CLASS B
April 30, 2008**	$6.72	.19(d)	(.21)	(.02)	(.20)	(.20)	—(e)	$6.50	(.30)*	$89,542	.87*(d)	2.80*(d)	94.37*(g)
October 31, 2007	6.70	.26(d)	.03	.29	(.27)	(.27)	—(e)	6.72	4.43	110,495	1.73(d)	3.96(d)	322.90(g)
October 31, 2006	6.68	.22(d,f)	.04	.26	(.24)	(.24)	—(e)	6.70	3.92	154,775	1.70(d,f)	3.37(d,f)	238.67(g)
October 31, 2005	6.82	.18(d)	(.16)	.02	(.16)	(.16)	—(e)	6.68	.28	229,794	1.73(d)	2.64(d)	300.04(g)
October 31, 2004	6.65	.14(d)	.18	.32	(.15)	(.15)	—(e)	6.82	4.79	323,527	1.74(d)	2.12(d)	441.06
October 31, 2003	6.55	.19	.11	.30	(.20)	(.20)	—	6.65	4.68	520,692	1.68	2.90	251.00(h)

CLASS C
April 30, 2008**	$6.74	.19(d)	(.22)	(.03)	(.20)	(.20)	—(e)	$6.51	(.43)*	$23,123	.87*(d)	2.82*(d)	94.37*(g)
October 31, 2007	6.72	.26(d)	.03	.29	(.27)	(.27)	—(e)	6.74	4.41	20,396	1.73(d)	3.93(d)	322.90(g)
October 31, 2006	6.70	.22(d,f)	.04	.26	(.24)	(.24)	—(e)	6.72	3.92	21,736	1.70(d,f)	3.33(d,f)	238.67(g)
October 31, 2005	6.84	.18(d)	(.16)	.02	(.16)	(.16)	—(e)	6.70	.28	24,644	1.73(d)	2.66(d)	300.04(g)
October 31, 2004	6.67	.14(d)	.18	.32	(.15)	(.15)	—(e)	6.84	4.79	29,059	1.74(d)	2.10(d)	441.06
October 31, 2003	6.57	.20	.11	.31	(.21)	(.21)	—	6.67	4.70	42,946	1.68	2.88	251.00(h)

CLASS M
April 30, 2008**	$6.68	.20(d)	(.21)	(.01)	(.22)	(.22)	—(e)	$6.45	(.17)*	$229,728	.62*(d)	3.05*(d)	94.37*(g)
October 31, 2007	6.67	.30(d)	.02	.32	(.31)	(.31)	—(e)	6.68	4.86	253,457	1.23(d)	4.45(d)	322.90(g)
October 31, 2006	6.66	.25(d,f)	.03	.28	(.27)	(.27)	—(e)	6.67	4.38	331,997	1.20(d,f)	3.85(d,f)	238.67(g)
October 31, 2005	6.80	.21(d)	(.15)	.06	(.20)	(.20)	—(e)	6.66	.84	420,886	1.23(d)	3.15(d)	300.04(g)
October 31, 2004	6.63	.17(d)	.18	.35	(.18)	(.18)	—(e)	6.80	5.40	556,725	1.24(d)	2.62(d)	441.06
October 31, 2003	6.54	.23	.10	.33	(.24)	(.24)	—	6.63	5.12	884,380	1.18	3.48	251.00(h)

CLASS R
April 30, 2008**	$6.76	.20(d)	(.21)	(.01)	(.22)	(.22)	—(e)	$6.53	(.16)*	$1,543	.62*(d)	3.05*(d)	94.37*(g)
October 31, 2007	6.74	.30(d)	.03	.33	(.31)	(.31)	—(e)	6.76	4.98	1,062	1.23(d)	4.38(d)	322.90(g)
October 31, 2006	6.72	.25(d,f)	.04	.29	(.27)	(.27)	—(e)	6.74	4.50	755	1.20(d,f)	3.70(d,f)	238.67(g)
October 31, 2005	6.87	.23(d)	(.18)	.05	(.20)	(.20)	—(e)	6.72	.72	400	1.23(d)	3.29(d)	300.04(g)
October 31, 2004	6.69	.18(d)	.18	.36	(.18)	(.18)	—(e)	6.87	5.47	62	1.24(d)	2.57(d)	441.06
October 31, 2003†	6.65	.18	.03	.21	(.17)	(.17)	—	6.69	3.14*	1	.92*	2.65*	251.00(h)

CLASS Y
April 30, 2008**	$6.82	.22(d)	(.22)	—(e)	(.23)	(.23)	—(e)	$6.59	.02*	$1,053,437	.37*(d)	3.29*(d)	94.37*(g)
October 31, 2007	6.79	.33(d)	.04	.37	(.34)	(.34)	—(e)	6.82	5.54	1,126,527	.73(d)	4.93(d)	322.90(g)
October 31, 2006	6.77	.29(d,f)	.03	.32	(.30)	(.30)	—(e)	6.79	4.89	1,193,654	.70(d,f)	4.30(d,f)	238.67(g)
October 31, 2005	6.91	.25(d)	(.16)	.09	(.23)	(.23)	—(e)	6.77	1.28	1,029,647	.73(d)	3.69(d)	300.04(g)
October 31, 2004	6.72	.21(d)	.19	.40	(.21)	(.21)	—(e)	6.91	6.06	880,124	.74(d)	3.01(d)	441.06
October 31, 2003	6.63	.26	.10	.36	(.27)	(.27)	—	6.72	5.50	712,232.68		3.82	251.00(h)

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

92	93

Financial highlights (Continued)

* Not annualized.

** Unaudited.

† For the period January 21, 2003 (commencement of operations) to October 31, 2003.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements (Note 2).

(d) Reflects an involuntary contractual expense limitation and/or waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund in effect during the period. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts (Notes 2 and 5):

Percentage
of average
net assets

April 30, 2008	0.04%

October 31, 2007	0.08

October 31, 2006	0.05

October 31, 2005	0.03

October 31, 2004	<0.01

(e) Amount represents less than $0.01 per share.

(f) Reflects a non-recurring reimbursement to the fund from Putnam Investments relating to the calculation of certain amounts paid by the fund to Putnam in previous years for transfer agent services, which amounted to less than $0.01 per share and 0.03% of average net assets for the period ended October 31, 2006.

(g) Portfolio turnover excludes dollar roll transactions.

(h) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 4/30/08 (Unaudited)

Note 1: Significant accounting policies

Putnam Income Fund (the “fund”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks high current income consistent with what Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, a wholly-owned subsidiary of Putnam, LLC, believes to be prudent risk. The fund invests in a portfolio of debt securities, both government and corporate obligations, and may invest in preferred stocks and common stocks. The fund may invest a significant portion of their assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs.

A 1.00% redemption fee may apply on any shares that are redeemed (either by selling or exchanging into another fund) within 7 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Market quotations are not considered to be readily available for certain debt obligations; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. To the extent a pricing service or dealer is unable to value a security or provides a valuation which Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Tax-exempt bonds and notes are generally valued on the basis of valuations provided by an independent pricing service approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Certain investments, including certain restricted securities and derivatives, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission (the “SEC”), the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Securities purchased or sold on a forward commitment or delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are recorded as income in the Statement of operation.

E) Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The market value of these securities is highly sensitive to changes in interest rates.

F) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns, owned or expects to purchase, or for other investment purposes. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

G) Total return swap contracts The fund may enter into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as a realized gains or loss. Certain total return swap contracts may include extended effective dates. Income related to these swap contracts is accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Total return swap contracts outstanding at period end, if any, are listed after the fund’s portfolio.

H) Interest rate swap contracts The fund may enter into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to manage the fund’s exposure to interest rates. Interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as a realized gains or loss. Certain interest rate swap contracts may include extended effective dates. Income related to these swap contracts is accrued based on the terms of the contract.The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Interest rate swap contracts outstanding at period end, if any, are listed after the fund’s portfolio.

I) Credit default contracts The fund may enter into credit default contracts where one party, the protection buyer, makes an upfront or periodic payment to a counterparty, the protection seller, in exchange for the right to receive a contingent payment. The maximum amount of the payment may equal the notional amount, at par, of the underlying index or security as a result of a related credit event. Payments are made upon a credit default event of the disclosed primary referenced obligation or all other equally ranked obligations of the reference entity. An upfront payment received by the fund, as the protection seller, is recorded as a liability on the fund’s books. An upfront payment made by the fund, as the protection buyer, is recorded as an asset on the fund’s books. Periodic payments received or paid by the fund are recorded as realized gains or losses. The credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses. In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index, the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased comparable publicly traded securities or that the counterparty may default on its obligation to perform. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. Credit default contracts outstanding at period end, if any, are listed after the fund’s portfolio.

J) TBA purchase commitments The fund may enter into “TBA” (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund’s other assets. Unsettled TBA purchase commitments are valued at fair value of the underlying securities, according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

K) TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements.

Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.

Unsettled TBA sale commitments are valued at the fair value of the underlying securities, generally according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into. TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

L) Dollar rolls To enhance returns, the fund may enter into dollar rolls (principally using TBAs) in which the fund sells securities for delivery in the current month and simultaneously contracts to purchase similar securities on a specified future date. During the period between the sale and subsequent purchase, the fund will not be entitled to receive income and principal payments on the securities sold. The fund will, however, retain the difference between the initial sales price and the forward price for the future purchase. The fund will also be able to earn interest on the cash proceeds that are received from the initial sale, on settlement date. The fund may be exposed to market or credit risk if the price of the security changes unfavorably or the counterparty fails to perform under the terms of the agreement.

M) Securities lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At April 30, 2008, the value of securities loaned amounted to $34,339,909. The fund received cash collateral of $34,768,860 which is pooled with collateral of other Putnam funds into 58 issues of short-term investments.

N) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At October 31, 2007, the fund had a capital loss carryover of $116,404,181 available to the extent allowed by the Code to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss Carryover	Expiration

$76,761,268	October 31, 2008

9,580,324	October 31, 2009

15,454,954	October 31, 2013

14,607,635	October 31, 2014

The aggregate identified cost on a tax basis is $4,214,281,464, resulting in gross unrealized appreciation and depreciation of $117,741,543 and $129,494,575, respectively, or net unrealized depreciation of $11,753,032.

O) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date.

Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.65% of the first $500 million of average net assets, 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.39% of the next $5 billion and 0.38% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through June 30, 2009 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses. For the period ended April 30, 2008, Putnam Management waived $766,500 of its management fee from the fund. For the period ended April 30, 2008, Putnam Management has assumed $3,975 of legal, shareholder servicing and communication, audit and Trustee fees incurred by the fund in connection with certain legal and regulatory matters (including those described in Note 7).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by theTrustees.

Custodial services for the fund’s assets were provided by Putnam Fiduciary Trust Company (“PFTC”), an affiliate of Putnam Management, and by State Street Bank and Trust Company (“State Street”). Custody fees are based on the fund’s asset level, the number of its security holdings, transaction volumes and with respect to PFTC, certain fees related to the transition of assets to State Street. Putnam Investor Services, a division of PFTC, provided investor servicing agent functions to the fund. Putnam Investor Services received fees for investor servicing, subject to certain limitations, based on the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. During the period ended April 30, 2008, the fund incurred $2,745,126 for custody and investor servicing agent functions provided by PFTC.

The fund has entered into expense offset arrangements with PFTC and State Street whereby PFTC’s and State Street’s fees are reduced by credits allowed on cash balances. For the six months ended April 30, 2008, the fund’s expenses were reduced by $276,103 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $768, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings and industry seminars and for certain compliance-related matters.

Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontribu-tory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.50% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the six months ended April 30, 2008, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $37,908 and $4,252 from the sale of class A and class M shares, respectively, and received $47,955 and $972 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.40% is assessed on certain redemptions of class A and class M shares, respectively. For the six months ended April 30, 2008, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A and class M redemptions.

Note 3: Purchases and sales of securities

During the six months ended April 30, 2008, cost of purchases and proceeds from sales of investment securities other than U.S. government securities and short-term investments aggregated $1,778,627,927 and $1,878,672,581, respectively. Purchases and sales of U.S. government securities aggregated $264,786,439 and $251,243,451, respectively.

Written option transactions during the period ended April 30, 2008 are summarized as follows:

	Contract	Premiums
	Amounts	Received

Written options
outstanding at
beginning of period	$1,647,293,000	$ 36,726,633

Options opened	1,723,054,000	50,816,311
Options exercised	—	—
Options expired	(545,866,000)	(8,924,909)
Options closed	(540,162,000)	(12,857,971)

Written options
outstanding at
end of period	$2,284,319,000	$ 65,760,064

Note 4: Capital shares

At April 30, 2008, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

CLASS A	Shares	Amount

Six months ended 4/30/08:

Shares sold	13,445,166	$ 90,185,214

Shares issued
in connection
with reinvestment
of distributions	3,305,984	21,992,605

	16,751,150	112,177,819

Shares
repurchased	(17,763,359)	(118,561,359)

Net decrease	(1,012,209)	$ (6,383,540)

Year ended 10/31/07:

Shares sold	21,065,263	$ 141,935,434

Shares issued
in connection
with reinvestment
of distributions	4,666,388	31,380,871

	25,731,651	173,316,305

Shares
repurchased	(29,680,681)	(199,970,922)

Net decrease	(3,949,030)	$ (26,654,617)

CLASS B	Shares	Amount

Six months ended 4/30/08:

Shares sold	1,087,140	$ 7,242,555

Shares issued
in connection
with reinvestment
of distributions	405,892	2,684,843

	1,493,032	9,927,398

Shares
repurchased	(4,146,684)	(27,564,726)

Net decrease	(2,653,652)	$(17,637,328)

Year ended 10/31/07:

Shares sold	2,043,378	$ 13,682,242

Shares issued
in connection
with reinvestment
of distributions	694,505	4,642,191

	2,737,883	18,324,433

Shares
repurchased	(9,400,717)	(62,921,114)

Net decrease	(6,662,834)	$(44,596,681)

CLASS C	Shares	Amount

Six months ended 4/30/08:

Shares sold	804,966	$ 5,416,129

Shares issued
in connection
with reinvestment
of distributions	79,108	523,741

	884,074	5,939,870

Shares
repurchased	(359,539)	(2,389,780)

Net increase	524,535	$ 3,550,090

Year ended 10/31/07:

Shares sold	444,163	$ 2,977,328

Shares issued
in connection
with reinvestment
of distributions	100,263	672,080

	544,426	3,649,408

Shares
repurchased	(754,052)	(5,059,479)

Net decrease	(209,626)	$(1,410,071)

CLASS M	Shares	Amount

Six months ended 4/30/08:

Shares sold	402,931	$ 2,669,276

Shares issued
in connection
with reinvestment
of distributions	46,648	306,621

	449,579	2,975,897

Shares
repurchased	(2,783,359)	(18,408,914)

Net decrease	(2,333,780)	$(15,433,017)

Year ended 10/31/07:

Shares sold	387,398	$ 2,578,562

Shares issued
in connection
with reinvestment
of distributions	71,890	477,841

	459,288	3,056,403

Shares
repurchased	(12,340,684)	(82,080,849)

Net decrease	(11,881,396)	$(79,024,446)

CLASS R	Shares	Amount

Six months ended 4/30/08:

Shares sold	105,106	$ 707,255

Shares issued
in connection
with reinvestment
of distributions	6,585	43,690

	111,691	750,945

Shares
repurchased	(32,514)	(218,477)

Net increase	79,177	$ 532,468

Year ended 10/31/07:

Shares sold	89,701	$ 602,799

Shares issued
in connection
with reinvestment
of distributions	6,371	42,817

	96,072	645,616

Shares
repurchased	(50,845)	(341,578)

Net increase	45,227	$ 304,038

CLASS Y	Shares	Amount

Six months ended 4/30/08:

Shares sold	25,023,029	$ 168,394,476

Shares issued
in connection
with reinvestment
of distributions	5,608,598	37,614,552

	30,631,627	206,009,028

Shares
repurchased	(36,096,208)	(244,298,180)

Net decrease	(5,464,581)	$ (38,289,152)

Year ended 10/31/07:

Shares sold	54,773,479	$ 371,309,420

Shares issued
in connection
with reinvestment
of distributions	8,829,919	59,795,640

	63,603,398	431,105,060

Shares
repurchased	(74,170,365)	(503,365,714)

Net decrease	(10,566,967)	$ (72,260,654)

Note 5: Investment in Putnam Prime Money Market Fund

The fund invests in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Prime Money Market Fund are valued at its closing net asset value each business day. Management fees paid by the fund are reduced by an amount equal to the management fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the period ended April 30, 2008, management fees paid were reduced by $45,090 relating to the fund’s investment in Putnam Prime Money Market Fund. Income distributions earned by the fund are recorded as income in the Statement of operations and totaled $2,013,041 for the period ended April 30, 2008. During the period ended April 30, 2008, cost of purchases and proceeds of sales of investments in Putnam Prime Money Market Fund aggregated $447,748,536 and $354,029,136, respectively.

Note 6: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 7: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the

Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Payments from Putnam Management will be distributed to certain open-end Putnam funds and their shareholders. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 8: New accounting pronouncements

In June 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the “Interpretation”). The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken by a filer in the filer’s tax return. Upon adoption, the Interpretation did not have a material effect on the fund’s financial statements. However, the conclusions regarding the Interpretation may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance expected from the FASB, and on-going analysis of tax laws, regulations and interpretations thereof.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (the “Standard”). The Standard defines fair value, sets out a framework for measuring fair value and expands disclosures about fair value measurements. The Standard applies to fair value measurements already required or permitted by existing standards. The Standard is effective for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Putnam Management does not believe the adoption of the Standard will impact the amounts reported in the financial statements; however, additional disclosures will be required about the inputs used to develop the measurements of fair value.

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“SFAS 161”) — an amendment of FASB Statement No. 133 (“SFAS 133”), was issued and is effective for fiscal years beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about how and why an entity uses derivative instruments and how derivative instruments affect an entity’s financial position. Putnam Management is currently evaluating the impact the adoption of SFAS 161 will have on the fund’s financial statement disclosures.

Putnam puts your
interests first

Putnam has introduced a number of voluntary initiatives designed to reduce fund expenses, provide investors with more useful information, and help safeguard the interests of all Putnam investors. Visit the Individual Investors section at www.putnam.com for details.

Cost-cutting initiatives

Ongoing expenses will be limited Through calendar 2008, total ongoing expenses, including management fees for all funds, will be maintained at or below the average of each fund’s industry peers in its Lipper load-fund universe. For more information, please see the Statement of Additional information.

Lower class B purchase limit To help ensure that investors are in the most cost-effective share class, the maximum amount that can be invested in class B shares has been reduced to $100,000. (Larger trades or accumulated amounts will be refused.)

Improved disclosure

Putnam fund prospectuses and shareholder reports have been revised to disclose additional information that will help shareholders compare funds and weigh their costs and risks along with their potential benefits. Shareholders will find easy-to-understand information about fund expense ratios, portfolio manager compensation, risk comparisons, turnover comparisons, brokerage commissions, and employee and trustee ownership of Putnam funds. Disclosure of breakpoint discounts has also been enhanced to alert investors to potential cost savings.

Protecting investors’ interests

Short-term trading fee introduced To discourage short-term trading, which can interfere with a fund’s long-term strategy, a 1% short-term trading fee may be imposed on any Putnam fund shares (other than money market funds) redeemed or exchanged within seven calendar days of purchase (for certain funds, this fee applies for 90 days).

The Putnam
family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth funds	Value funds
Discovery Growth Fund	Classic Equity Fund
Growth Opportunities Fund	Convertible Income-Growth Trust
Health Sciences Trust	Equity Income Fund
International New Opportunities Fund*	The George Putnam Fund of Boston
New Opportunities Fund	The Putnam Fund for Growth
OTC & Emerging Growth Fund	and Income
Small Cap Growth Fund*	International Growth and Income Fund*
Vista Fund	Mid Cap Value Fund
Voyager Fund	New Value Fund
Small Cap Value Fund*

Blend funds	Income funds
Capital Appreciation Fund	American Government Income Fund
Capital Opportunities Fund*	Diversified Income Trust
Europe Equity Fund*	Floating Rate Income Fund
Global Equity Fund*	Global Income Trust*
Global Natural Resources Fund*	High Yield Advantage Fund*
International Capital	High Yield Trust*
Opportunities Fund*	Income Fund
International Equity Fund*	Money Market Fund†
Investors Fund	U.S. Government Income Trust
Research Fund
Tax Smart Equity Fund®
Utilities Growth and Income Fund

* A 1% redemption fee on total assets redeemed or exchanged within 90 days of purchase may be imposed for all share classes of these funds.

† An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Tax-free income funds
AMT-Free Insured Municipal Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund†
Tax-Free High Yield Fund

State tax-free income funds:
Arizona, California, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio, and Pennsylvania

Asset allocation funds
Income Strategies Fund

Putnam Asset Allocation Funds — three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:
Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

Putnam RetirementReady® Funds
Putnam RetirementReady Funds — ten investment portfolios that offer diversifica-tion among stocks, bonds, and money market instruments and adjust to become more conservative over time based on a target date for withdrawing assets.

The ten funds:
Putnam RetirementReady 2050 Fund
Putnam RetirementReady 2045 Fund
Putnam RetirementReady 2040 Fund
Putnam RetirementReady 2035 Fund
Putnam RetirementReady 2030 Fund
Putnam RetirementReady 2025 Fund
Putnam RetirementReady 2020 Fund
Putnam RetirementReady 2015 Fund
Putnam RetirementReady 2010 Fund
Putnam RetirementReady Maturity Fund

With the exception of money market funds, a 1% redemption fee may be applied to shares exchanged or sold within 7 days of purchase (90 days, for certain funds).

Check your account balances and the most recent month-end performance in the Individual Investors section at www.putnam.com.

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check writing service, call Putnam or visit our Web site.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at www.putnam.com A secure section of our Web site contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager	Officers	Francis J. McNamara, III
Putnam Investment	Charles E. Haldeman, Jr.	Vice President and
Management, LLC	President	Chief Legal Officer
One Post Office Square
Boston, MA 02109	Charles E. Porter	Robert R. Leveille
	Executive Vice President,	Vice President and
Marketing Services	Principal Executive Officer,	Chief Compliance Officer
Putnam Retail Management	Associate Treasurer and
One Post Office Square	Compliance Liaison	Mark C. Trenchard
Boston, MA 02109		Vice President and
	Jonathan S. Horwitz	BSA Compliance Officer
Custodian	Senior Vice President
State Street Bank	and Treasurer	Judith Cohen
and Trust Company		Vice President, Clerk and
	Steven D. Krichmar	Assistant Treasurer
Legal Counsel	Vice President and
Ropes & Gray LLP	Principal Financial Officer	Wanda M. McManus
Vice President, Senior Associate
Trustees	Janet C. Smith	Treasurer and Assistant Clerk
John A. Hill, Chairman	Vice President, Principal
Jameson Adkins Baxter,	Accounting Officer and	Nancy E. Florek
Vice Chairman	Assistant Treasurer	Vice President, Assistant Clerk,
Charles B. Curtis		Assistant Treasurer
Robert J. Darretta	Susan G. Malloy	and Proxy Manager
Myra R. Drucker	Vice President and
Charles E. Haldeman, Jr.	Assistant Treasurer
Paul L. Joskow
Elizabeth T. Kennan	Beth S. Mazor
Kenneth R. Leibler	Vice President
Robert E. Patterson
George Putnam, III	James P. Pappas
Richard B. Worley	Vice President

This report is for the information of shareholders of Putnam Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit www.putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

PUTNAM INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109
www.putnam.com
1-800-225-1581

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Forwarding Service Requested

Not FDIC Insured	May Lose Value	No Bank Guarantee

SA035 251224 6/08

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

 Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Income Fund

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: June 27, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: June 27, 2008

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: June 27, 2008